OFFICE LEASE



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                           BASIC LEASE INFORMATION



                        January 31
Lease Date:            ____________________________, 2001

Landlord:              Courtyard Office Group, L.C.,
                       A Utah Limited Liability Company

Address of Landlord:   3585 North University Avenue
                       Suite 100
                       Provo, Utah 84604

Tenant:                CALI, Inc., A Utah Corporation

Address of Tenant:     3520 North University Avenue, Suite 275
                       Provo,  UT  84604

Section 1.1  Building: Building 5

             Floor:  Garden Level, Units A and B (Suites 100 and 125)

             Rentable Area of Premises:  3951 Square Feet

Section 2.1  Commencement Date:  April 1, 2001
             Expiration Date: January 31, 2003

Section 3.1  Annual Base Rental: April 1, 2001 - January 31, 2002  $45,781.82
                                 February 1, 2002-January 31, 2003 $56,586.81

Section 4.1(a) Tenant's Share (Operating Expenses and Real Estate Taxes:16.99%
               (Estimated to be $2.75 per square foot per year.)

Section 5.2  Available Parking Stalls: Thirteen (13)

Section 26.1 Security Deposit:    $4,578.22

Exhibit C -
Work Letter   Date for Tenant's delivery of:
              Preliminary Drawings:             Received From Tenant
              Final Construction Drawings:      February 14, 2001

        The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease Section or Sections pertaining to such information.

                        LANDLORD:

                            COURTYARD OFFICE GROUP, L.C.
                            A Utah Limited Liability Company

                                  /s/ Douglas A. Nelson
                            By: ____________________________________
                                      Douglas A. Nielson, Member

                        TENANT:

                             CALI, INC.,
                              A Utah Corporation

                                   /s/ Timothy D. Otto
                              By: ___________________________________
                                     Timothy D. Otto, President

                                       /s/ signature illegible
                              Attest:_________________________________

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                                     LEASE


     THIS LEASE is made and entered into this 31st day of January, 2001, by and between COURTYARD OFFICE GROUP, L.C., A Utah Limited Liability Company ("Landlord"), and CALI, INC., A Utah Corporation, ("Tenant").


                                   RECITALS

      A. Landlord is the owner of a certain parcel of land described in Exhibit A, attached hereto (the "Land").

      B. Landlord is the owner of the building specified in the Basic Lease Information attached hereto and located in the City of Provo, Utah (the "Building"), which Building is being or has been constructed by Landlord on the Land. The Building has or will be divided into condominium units pursuant to the provisions of the Utah Condominium Ownership Act and it is contemplated that some or all of the units will be sold to third parties

      C. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant a certain portion of the Building subject to and upon the terms, covenants and conditions set forth herein.

      NOW THEREFORE, Landlord and Tenant hereby covenant and agree as follows:


                                  ARTICLE I

                                   PREMISES

      1.1 Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, those premises (the "Premises") consisting of the area identified on the floor plan attached hereto as Exhibit B. The purpose of attached Exhibit B is to show the approximate location of the Premises in the Building only, and is not meant to constitute an agreement as to the construction of the Premises, or the specific location of the common areas or elements thereof or of the accessways to the Premises or the Building. The Premises are located on the floor of the Building that is specified in the Basic Lease Information. The Building and the Land upon which the Building stands, together with utilities, facilities, drives, walkways and other amenities appurtenant to or servicing the Building, are herein sometimes collectively called the "Real Property."

      1.2 Landlord and Tenant agree that the rentable area of the Premises has been determined in accordance with Exhibit B attached hereto and is equal to the square footage specified in the Basic Lease Information, and further agree that the total rentable area of the Building is 23,269 square feet.


                                  ARTICLE II

                                     TERM

      2.1 The Premises are leased for a term (the "Term") which shall commence, and Tenant's obligation to pay Rent (as defined in Article III) pursuant to Article III hereof shall begin on a date (the "Commencement Date"), which shall be the earlier of (a) the date specified in the Basic Lease Information, or (b) the day on which Tenant first commences any business operations in all or any portion of the Premises; provided, however, that if, on or prior to such date specified in the Basic Lease Information, the Premises Completion Date (as defined in Section 2.2) has not occurred, then the following provisions shall apply: (i) the Commencement Date shall occur and the payment of Rent shall begin on the earlier of the Premises Completion Date or the day on which Tenant first commences any business operations in all or any portion of the Premises; and (ii) neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by such delay in the Premises Completion Date. For purposes of this Lease the term "Expiration Date" shall mean such date specified in the Basic Lease Information, or such earlier date on which this Lease terminates pursuant to the terms hereof. Promptly following the Commencement Date, if the Commencement Date occurs on a date other than as specified in the Basic Lease Information, Landlord and Tenant shall execute a written instrument that shall set forth the Commencement Date and the Expiration Date of the Term of this Lease.

      2.2 Landlord shall, when construction progress so permits, notify Tenant in advance of the approximate date on which Landlord's Work (as defined in Exhibit C attached hereto, the "Work Letter") will be substantially completed. The date upon which Landlord's Work in the Premises is substantially completed shall be the "Premises Completion Date," provided that if substantial completion of Landlord's Work in the Premises is delayed because of any Tenant Delay (as defined in the Work Letter), the

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Premises Completion Date shall be deemed to occur on the date when it would have occurred had there been no such Tenant Delay. Landlord's Work in the Premises shall be deemed to be substantially complete when Landlord has procured a temporary or final certificate of occupancy for the Premises and Landlord's Work has been substantially performed in accordance with the provisions of the Work Letter, although minor items of construction, installation or decoration are not fully completed or minor adjustments remain to be made, so long as Tenant is able to use the Premises for its business operations without unreasonable disruption or interference.

                                 ARTICLE III

                        BASE RENT; ADDITIONAL CHARGES

     3.1 Tenant shall pay to Landlord during the Term the annual base rental specified in the Basic Lease Information (the "Base Rent"), which sum shall be payable by Tenant in equal consecutive monthly installments on or before the first day of each month, in advance, at the address specified for Landlord in the Basic Lease Information, or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deductions or setoff whatsoever. Notwithstanding, Tenant shall pay the entire annual base rental for the first year of the term of the Lease prior to the Commencement Date. If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day calendar month.

     3.2 Tenant shall pay to Landlord all charges and other amounts whatsoever payable by Tenant to Landlord as provided in this Lease including the Exhibits hereto (collectively "Additional Charges"), including, without limitation, the charges for Real Estate Taxes and Expenses (as defined in Article IV provided for in Article IV hereof, at the place where the Base Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Charges as for a default in the payment of Base Rent. As used herein, the term "Rent" shall mean the Base Rent and all Additional Charges.

     3.3 If Tenant shall fail to pay any Rent within ten (10) days after the date the same is due and payable, such unpaid amounts shall be subject to a late payment charge equal to five percent (5%) of such unpaid amounts in each instance. In addition, such unpaid amount shall bear interest at the rate of eighteen percent (18%) per annum from the date such unpaid amount became due and payable. Such charges have been agreed upon by Landlord and Tenant, after negotiation, as a reasonable estimate of the additional administrative costs and detriment to Landlord's ability to meet its own obligations relating to the Building in a timely manner that will be incurred by Landlord as a result of any such failure by Tenant, the actual costs thereof in each instance being extremely difficult if not impossible to determine. Such late payment charge shall constitute liquidated damages to compensate Landlord for its damages resulting from such failure to pay and shall be paid to Landlord together with such unpaid amounts.


                                  ARTICLE IV

                         OPERATING EXPENSES AND TAXES

     4.1 For purposes of this Article IV, the following terms shall have the meanings hereinafter set forth:

         (a)"Tenant's Share" shall mean the percentage figure specified in the Basic Lease Information. Tenant's Share has been computed by dividing the total rentable area of the Premises (as stated in the Basic Lease Information) by the total rentable area of the office space in the Building (as stated in Section 1.2 hereof) and, in the event that either the rentable area of the Premises (as shall be determined from time to time in accordance with the provisions of Exhibit B or the total rentable area of the office space of the Building is changed, Tenant's Share will be appropriately adjusted as of the effective date of such change; and, as to the Tax Year or Expense Year (as said terms are hereinafter defined) in which such change occurs, Tenant's Share shall be determined on the basis of the number of days during such Tax Year and Expense Year at each such percentage.

         (b)"Tax Year" shall mean each twelve (12) consecutive month period commencing January 1st of each year, provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Share of Taxes (as hereafter defined) shall be equitably adjusted for the Tax years involved in any such change.

         (c)"Real Estate Taxes" shall mean all taxes, assessments, fees, impositions and charges levied upon or with respect to all or any part of the Real Property or any personal property of Landlord used in connection therewith, the ownership, leasing, operation, management, maintenance, alteration, repair, rebuilding, use or occupancy of the Building, Landlord's estate or interest in all or any part of the Real Property or any such personal property, including the gross receipts from the Real

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Property, or this Lease or any encumbrance thereon, the leasehold estate created hereby or the rent payable hereunder. Real Estate Taxes shall include, without limitation, and whether now existing or hereafter enacted or imposed, all general real property taxes and general and special assessments (regardless of the method of valuation utilized by the taxing authority in determining the amount of any such tax or assessment), all charges, fees or assessments, whenever arising or paid or payable, for or with respect to transit, housing, police, fire or other governmental services or purported benefits to or burdens attributable to all or any part of the Real Property or any personal property of Landlord used in connection therewith, all service payments in lieu of taxes, and any tax, fee, imposition or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of all or any part of the Real Property, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord or any part of the Real Property, by the United States of America, the State of Utah, the City of Provo and County of Utah, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may now or hereafter be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include (i) taxes paid by Tenant pursuant to
Article XXV hereof or by other tenants or owners, or (ii) franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources, unless, due to a change in method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Real Estate Taxes shall also include reasonable legal fees and other costs and disbursements incurred by Landlord in connection with proceedings to contest, determine or reduce Real Estate Taxes.

         (d)"Expense Year" shall mean each twelve (12) consecutive month period commencing January 1st of each year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Expenses (as hereinafter defined) shall be equitably adjusted for the Expense Years involved in any such change.

         (e)"Expenses" shall mean the total costs and expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building and the common areas thereof and any other portions of the Real Property, and in connection with services provided to tenants of the Building, including, without limitation, (i ) the cost of air conditioning, electricity, heating, water, mechanical, telephone, ventilating, elevator systems and all other utilities, including taxes payable in connection therewith, and the costs of supplies and equipment and maintenance and service contracts in connection therewith, (ii) the cost of general maintenance, cleaning and service contracts, as well as the cost of all supplies, tools and equipment associated therewith, (iii) the cost of fire, extended coverage, sprinkler, public liability, property damage, rent, earthquake and all other insurance carried by Landlord with respect to the ownership and operation of the Building, (iv) wages, salaries and other labor costs, including taxes relating or incident to employment, insurance, retirement, welfare, unemployment, medical and other employee benefits of any nature whatsoever, (v) fees, charges and others costs, including management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Landlord or reasonably charged by Landlord if Landlord performs management services in connection with the Building, (vi) the cost of maintenance and operation of the Building and its amenities, including landscaping and security costs for the Building, (vii) the fair market rental value of Landlord's Building management and property manager's office, (viii) the cost of rentals of capital equipment, (ix) the cost of any capital improvements made to the Building after completion of its construction as a labor-saving or energy-saving device or for the purpose of effecting other economies in the operation or maintenance of the Building, or made to the Building after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for construction thereof were obtained, such cost to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of five percent (5%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements, but not in excess of the maximum rate permitted under applicable law to be charged by Landlord, and,
(x) any other expenses of any other kind whatsoever incurred in good faith in managing, operating, maintaining and repairing the Building and any other portions of the Real Property. The computation of Expenses shall be made in accordance with generally accepted accounting principles.

     4.2 Tenant shall pay to Landlord as Additional Charges one twelfth (1/12th) of Tenant's Share of the Real Estate Taxes for each Tax Year or portion thereof during the Term on or before the first day of each month during such Tax Year, in advance, in an amount estimated by Landlord in a writing delivered to Tenant; provided that Landlord shall have the right to revise such estimates from time to time and Tenant shall thereafter make payments hereunder on the basis of such revised estimates. With reasonable promptness after Landlord has received the tax bills for any Tax Year, Landlord shall furnish Tenant with a statement ("Landlord's Tax Statement") setting forth the actual amount of Real Estate Taxes for such Tax Year, and Tenant's Share thereof. If Tenant's Share of the actual Real Estate Taxes for such Tax Year exceeds the estimated Real Estate Taxes paid by tenant for such Tax Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the amount paid by Tenant

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and Tenant's Share of the actual Real Estate Taxes within fifteen (15) days after the receipt of Landlord's Tax Statement; and if the total amount of estimated Real Estate Taxes paid by Tenant for such Tax Year exceed Tenant's Share of the actual Real Estate Taxes for such Tax Year, such excess shall be credited against the next installments of Real Estate Taxes due from Tenant to Landlord hereunder (or in the event this Lease has terminated, shall be refunded by Landlord to Tenant subject to Landlord's rights to offset such excess against the amount of any damage or loss suffered by Landlord on account of Tenant's default).

     4.3 Tenant shall pay to Landlord as Additional Charges one twelfth (1/12th) of Tenant's Share of the Expenses for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount estimated by Landlord in a writing delivered to Tenant; provided that Landlord shall have the right to revise such estimates from time to time and Tenant shall thereafter make payments hereunder on the basis of such revised estimates. With reasonable promptness after the expiration of each Expense Year, Landlord shall furnish Tenant with a statement ("Landlord's Expense Statement"), certified by an independent certified public accountant, setting forth in reasonable detail the Expenses for such Expense Year, and Tenant's Share of such Expenses. If Tenant's Share of the actual Expenses for such Expense Year exceeds the estimated Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the amount of estimated Expenses paid by Tenant and Tenant's Share of the actual Expenses within fifteen (15) days after the receipt of Landlord's Expense Statement: and if the total amount of estimated Expenses paid by Tenant for such Expense Year exceeds Tenant's Share of the actual Expenses for such Expense Year, such excess shall be credited against the next installments of Expenses due from Tenant to Landlord hereunder (or in the event this Lease has terminated, shall be refunded by Landlord to Tenant subject to Landlord's rights to offset such excess against the amount of any damage or loss suffered by Landlord on account of Tenant's default).

     4.4 If the Commencement Date shall occur on a date other than the first day of a Tax Year and/or Expense Year, Tenant's Share of Real Estate Taxes and Expenses for the Tax Year and/or Expense Year in which the Commencement Date occurs shall be in the proportion that the number of days from and including the Commencement Date to and including the last day of the Tax and/or Expense Year in which the Commencement Date occurs bears to 365. In such event, Landlord shall deliver to Tenant on or about the Commencement Date a written notice setting forth Landlord's estimate of Tenant's Share of Real Estate Taxes and Expenses for the remainder of such Tax Year and Expense Year, and the monthly payment of Tenant's Share of Real Estate Taxes and Expenses for the remainder (as measured from the Commencement Date) of the then current Tax Year and Expense Year, and the monthly payment of Tenant's Share of Real Estate Taxes and Expenses for the remainder of such Tax Year and Expense Year shall be equal to Tenant's Share multiplied by a fraction, the denominator of which shall be the number of full months remaining from the Commencement Date to the end of the current Tax Year and Expense Year and the numerator of which shall be one (1). The first monthly payment of Tenant's Share shall be paid on the Commencement Date, if such date is the first day of a month, and otherwise shall be paid on the first day of the month following the Commencement Date, in which event such first monthly payment shall also include a prorated payment for the number of days from the Commencement Date to the first day of each month following the Commencement Date. Similarly, if the Expiration Date shall occur on a date other than the last day of a Tax Year and/or Expense Year, Tenant's Share of Real Estate Taxes and Expenses for the Tax Year and/or the Expense Year in which the Expiration Date occurs shall be in the proportion that the number of days from and including the first day of the Tax Year and/or Expense Year in which the Expiration Date occurs to and including the Expiration Date bears to 365.

     4.5 Only Landlord shall have the right to institute tax reduction or other proceedings to reduce the assessed valuation of the Land or the Building, provided that Landlord shall institute such proceedings when requested to do so by the tenants of not less than 50% of the rentable square footage area of the Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid Tenant's Share of Real Estate Taxes, Landlord shall, after deducting its expenses, including without limitation reasonable attorneys' fees and disbursements, pay Tenant's Share of such rebate to Tenant (prorated for any partial year if appropriate).

     4.6 Landlord's failure to prepare and deliver any tax bill, notice or statement provided for in this Article IV, or Landlord's or Tenant's failure to make a demand, shall not cause Landlord or Tenant, as the case may be, to forfeit or surrender its right to collect any amount which may become due to it under this Article.


                                  ARTICLE V

                     USE OF PREMISES; CONDUCT OF BUSINESS

     5.1 Tenant shall use and continuously occupy the Premises during the Term of this Lease solely for general office purposes and for no other use without the prior written consent of Landlord.

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     5.2  Tenant shall not use or occupy, or permit the use or occupancy of, the Premises or any part thereof for any use other than the use specifically set forth in Section 5.1 hereof, or in a manner that would conflict with the provisions of Article X or Section 15.4 hereof or that, in Landlord's judgment, would adversely affect or interfere with any services required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, or with the proper and economical provision of any such service, or with the use or enjoyment of any part of the Building by any other tenant or occupant thereof, or that would conflict with or violate any permit, special restriction or certificate of occupancy or completion required, recorded or issued for the Premises or any other part of the Building. Tenant, and its associates, agents, employees, customers, visitors and invitees shall not occupy, at any time, more motor vehicle parking stalls than the number set forth in the Basic Lease Information (Available Parking Stalls).

     5.3 Tenant shall not do anything or permit anything to be done or to exist in or about the Premises which shall (a) be in conflict with any laws, ordinances, or governmental regulations, or (b) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation or other activity being conducted in the Premises or any condition of or in the Premises.


                                  ARTICLE VI

                        COMMON AREAS; BUILDING CHANGES

     6.1 The manner in which the common areas of the Real Property are maintained and operated and the expenditures therefore shall be at the sole and absolute discretion of Landlord, and the use of such areas and any facilities in connection therewith shall be subject to the Rules and Regulations (as defined in Article XXIII). The term "common areas" as used herein shall mean the pedestrian sidewalks, and open spaces, truckways, delivery areas, and stairs not contained in any of the leased areas of the Building, and all other areas or improvements that may be provided by Landlord for the convenience and use of the tenants of the Building and their respective agents, employees, customers, invitees, and any other licensees and invitees of Landlord. Landlord reserves the right, from time to time, to utilize portions of the common areas for entertainment, displays, or such other uses that, in Landlord's judgment, tend to promote the character or attractiveness of the Building.

     6.2 Landlord hereby reserves the right to its sole and absolute discretion, at any time from time to time, without same constituting an actual or constructive eviction, to make alterations, additions, repairs, or improvements to or in, or decrease the size or area of, all or any part of the Building, the fixtures and equipment, therein, the heating, ventilation, air conditioning, plumbing, electrical, mechanical, fire protection, life safety, and other systems of the Building (the "Building Systems"), the common areas and all other parts of the Real Property, and to change arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets and other public parts of the Building.


                                 ARTICLE VII

                    TENANT'S PROPERTY AND TENANT'S CHANGES

     7.1 Except as provided in Section 7.2, all fixtures, equipment, improvements, appurtenances and other property attached to or built into the Premises at the commencement of or during the Term, whether or not pursuant to the Work Letter and whether or not at the expense of Tenant, and any replacements thereof whether or not at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as hereinafter in this Article VII expressly provided.

     7.2 All furniture, furnishings and other articles of movable personal property installed in the Premises by or for the account of Tenant, without expense to Landlord, and which can be removed without structural or other material damage to the Building or the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Term; provided that if any of Tenant's Property is removed, Tenant or any party or person entitled to remove it shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from such removal, which obligation to perform or pay for such repairs shall survive the termination of this Lease. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant or which is a replacement for such items originally provided by Landlord at Landlord's expense shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, and shall not be considered Tenant's Property.

     7.3 At or before the Expiration Date of this Lease, Tenant shall remove from the Premises all of Tenant's Property except such items as the parties shall have agreed are to remain and to become the property of Landlord, and if Landlord so requests, Tenant shall also remove any Non-Building Standard Work (as defined in the Work Letter) and any additional work or alterations installed by Tenant pursuant to

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Section 7.4 or Section 15.6 or otherwise.  In each instance, Tenant at its sole cost and expense shall repair any damage to the Premises or the Building resulting from such removal. Tenant's obligations under this Section 7.3 shall survive the termination of this Lease. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this Lease and after thirty (30) days written notice, may, at the option of Landlord, be deemed abandoned and in such case may either be retained by Landlord as its property or be disposed of, without account- ability, at Tenant's expense in such manner as Landlord may see fit.

      7.4 Tenant shall make no alterations, installations, additions or improvements (collectively "Tenant's Changes") in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. No Tenant's Changes shall require Landlord to do any work or expend any sums, whether pursuant to any applicable law, code or regulation or otherwise, for or with respect to the Premises or any other part of the Real Property, nor result in the loss of any rentable area or any amenities of the Building or otherwise adversely affect any economies in the operation of the Building. All Tenant's Changes shall be done at Tenant's expense, in accordance with plans and specifications approved by Landlord, only by such contractors or mechanics as are approved by Landlord in conformity with the requirements of Section 8.2(c) and (e) hereof, and subject to all other conditions which Landlord may in its sole and absolute discretion impose. Any proposed Tenant's Changes to or affecting any of the Building Systems must be either designed by or approved by Landlord's Building engineer. Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses incurred in connection with any proposed Tenant's Changes, including without limitation any fees charged by Landlord's architect or Building engineer in connection with the preparation or review of any plans and specifications for any proposed Tenant's Changes, within five (5) days after demand therefor by Landlord.


                                 ARTICLE VIII

                           MAINTENANCE AND REPAIRS

      8.1 Landlord shall maintain and repair the Building shell and the Building Systems (exclusive of connections thereto installed in the Premises by or for Tenant which are Non-Building Standard Work), provided that Tenant shall be obligated to reimburse Landlord upon demand for the costs of such repair or maintenance if necessitated or occasioned by the acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or any of their servants, employees, contractors, agents, customers, visitors or licensees, or by the use or occupancy of the Premises by Tenant, or by reason of any Non-Building Standard Work or any Tenant's Changes, reasonable wear and tear excepted.

      8.2 All repairs and replacements made by or on behalf of Tenant or any person or entity claiming through or under Tenant shall be made and performed
(a) at Tenant's cost and expense, (b) by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, (c) using equipment and materials which will not impair or otherwise adversely affect or interfere with the operation, performance or reliability of any of the Building Systems or with the use and occupancy of the common areas of the Building or the premises of any other tenant of the Building, (d) so that same shall be at least equal in quality, value, and utility to the original work or installation, and (e) in accordance with the Rules and Regulations and with all Legal Requirements (as defined in Article X).

                                  ARTICLE IX

                                    LIENS

     Tenant shall keep the Premises free from any liens arising out of Tenant's Changes and any other work performed, material furnished or obligations incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All reasonable sums paid by Landlord and all reasonable expenses incurred by Landlord in connection therewith (including without limitation reasonable attorneys' fees) shall be payable to Landlord by Tenant on demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, and all or any part of the Real Property, and any other party having an interest therein, from mechanics' and materialmen's liens. Tenant shall give Landlord at least five (5) business days' prior written notice of commencement of any repair or construction on the Premises.

                                  ARTICLE X


                             COMPLIANCE WITH LAWS

     Tenant shall not use or occupy, or permit the use or occupancy of, the Premises in a manner that would violate any Legal Requirements. Tenant, at Tenant's cost and expense, shall comply with all Legal Requirements that shall impose any duty upon Tenant with respect to the Premises or the use or occupancy thereof, except that Tenant shall not be required to make any alterations to the Building shell or the Building Systems in order to comply therewith unless such alterations shall be necessitated or occasioned, in whole or in part, by Non-Building Standard Work or Tenant's Changes or by the acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or any of their servants, employees, contractors, agents, customers, visitors or licensees, or the use or occupancy or manner of use or occupancy of the Premises by Tenant. The term "Legal Requirements" shall mean all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, restrictions and requirements of and agreements with all courts and governmental authorities now or hereafter in effect and applicable to the Real Property or any part thereof, or any of the adjoining sidewalks, streets or ways.

                                  ARTICLE XI

                                SUBORDINATION

      11.1 This Lease is subject and subordinate to all existing mortgages and deeds of trust encumbering the Building.

      11.2 This Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases that may hereafter be executed affecting the Real Property, and (b) the lien of any mortgages or deeds of trust that may now exist or hereafter be executed in any amount for which the Real Property, underlying leases, Building rentals, or Landlord's interest or estate in any of said items is specified as security. Landlord shall use its best efforts to secure in any such mortgages or deeds of trust and in any such other ground leases or underlying leases a covenant on the part of the mortgagees, beneficiaries or ground or underlying lessors thereunder to recognize the interest of Tenant under this Lease in the event of any foreclosure or conveyance in lieu of foreclosure, if at the time of any such event Tenant is not then in default hereunder.

      11.3 Notwithstanding any recognition of this Lease by any mortgagees, beneficiaries, or ground or underlying lessors pursuant to Section 11.1, (i) Tenant's interest under this Lease shall nevertheless be subject to the rights of such mortgagees or beneficiaries or ground or underlying lessors or Ground Lessor to insurance and condemnation proceeds with respect to the Real Property, (ii) any such recognition of Tenant's interest under this Lease shall not result in any liability or responsibility on the part of any such mortgagees, beneficiaries or ground or underlying lessors, for any past defaults of Landlord, the prepayment of any Rent by Tenant, any claim or setoff that Tenant may have against Landlord, or any obligations of Landlord with respect to the construction of the Building or the Premises, or any part thereof, and (iii) no amendment of this Lease shall be binding on any such mortgagees or beneficiaries or ground or underlying lessors or Ground Lessor without such party's written consent.

      11.4 In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination of any ground lease, underlying lease or lien to this Lease, attorn to and become the tenant pursuant to the terms of this Lease of the successor in interest to Landlord at the option of such successor in interest.

      11.5 The provisions of this Article XI shall be self-operative and no further instrument shall be required. Tenant covenants and agrees, however, to execute and deliver, promptly upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the lien of any such mortgages or deeds of trust.


                                 ARTICLE XII

                          ASSIGNMENT AND SUBLETTING

      12.1 Neither Tenant, nor any other person or entity which at any time uses or occupies, or holds any interest in this Lease with respect to, all or any part of the Premises, whether acquired directly or indirectly from Tenant, including without limitation any subtenant or subassignee of any type, and any person or entity acquiring any interest of Tenant or any such other person or entity under this Lease pursuant to any foreclosure sale or conveyance in lieu thereof (collectively "Transferor"), shall directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of its interest in or rights with respect to the premises or its leasehold or subleasehold estate (collectively, "Assignment"), or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, "Sublease"), without Landlord's prior written consent, which consent shall not be unreasonably withheld, in each instance as provided hereinbelow, and each Transferor's leasehold estate shall consist only of the right to use and occupy the Premises (or the portion thereof covered by a Sublease) for its own purposes during the term of its leasehold estate.

      12.2 If Tenant or any other Transferor desires at any time to enter into an Assignment or a Sublease, it shall first give written notice to Landlord of its intention to do so (the "Notice of Proposed Transfer"), which notice shall contain (a) the name of the proposed assignee, subtenant or occupant (collectively "Transferee"), (b) the nature of the proposed Transferee's business to be carried on in the Premises, (c) the terms and provisions of the proposed Assignment or Sublease, and (d) the most recent financial statement or other equivalent financial information concerning the proposed Transferee. In addition, Tenant shall provide to Landlord such other financial information as Landlord may request concerning the proposed Transferee.

      12.3 If Landlord consents to any Sublease or Assignment as set forth in subsection 12.1:

         (a) Tenant or other Transferor may thereafter within ninety (90) days after Landlord's consent enter into such Assignment or Sublease, but only with the party and upon the specific terms and conditions set forth in the Notice of Proposed Transfer;

         (b) Such Sublease or Assignment shall be subject to and in full compliance with all of the terms and provisions of this Lease; and Landlord's consent to such Sublease or Assignment shall not be construed as a consent to any terms thereof which are inconsistent or in conflict with any of the provisions of this Lease unless and only to the extent that Landlord in such consent specifically agrees in writing to be bound by such inconsistent or conflicting terms.

      12.4 No consent by Landlord to any Assignment or Sublease by Tenant or other Transferor shall relieve Tenant or other Transferor of any obligation to be performed by Tenant or such Transferor under this Lease, whether arising before or after the Assignment or Sublease, including without limitation the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Article XII shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of any Rent by Landlord from a proposed Transferee shall not constitute consent to such Assignment or Sublease by Landlord or a recognition of any Transferee or a waiver by Landlord of any failure of Tenant or other Transferor to comply with this Article XII.

      12.5 Any direct or indirect sale or other transfer of a majority of the voting stock of Tenant or other Transferor, if Tenant or such Transferor is a corporation, or any direct or indirect sale or other transfer of a majority of the general partnership interests in Tenant or other Transferor, if Tenant or other Transferor is a partnership, whether any such sale or transfer shall occur as the result of any single transaction or event or any series of transactions or events, shall be an Assignment for purposes of this Article XII if this Lease constitutes all or substantially all of the real estate assets of Tenant or other Transferor. In addition, any direct or indirect sale or other transfer, including by merger or consolidation, of all or a substantial part of the assets of Tenant or other Transferor to another person or entity, shall constitute an Assignment for purposes of this Article XII.
As used in this Section 12.5, the term "Transferor" shall also mean any entity which has guaranteed Tenant's or other Transferor's obligations under this Lease, and the prohibitions hereof shall be applicable to any direct or indirect sales or transfers of the stock, partnership interests or assets of said guarantor to the same extent as if such guarantor were the Tenant hereunder.

      12.6 Each Transferee, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Rent, and for the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that without limiting the obligations of Tenant under this Lease the Transferee shall be liable to Landlord for Rent only in the amount set forth in the Assignment or Sublease unless otherwise agreed by the parties thereto. No Assignment shall be binding on Landlord unless Tenant or other Transferor or Transferee shall deliver to Land lord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by such Transferee satisfactory in substance and form to Landlord and consistent with the requirements of this Section 12.6, but the failure or refusal of such Transferee to execute such instrument of assumption shall not release or discharge such Transferee from its liability as set forth above. Tenant or other Transferor shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with any proposed Assignment or Sublease, including without limitation the costs of making investigations as to the acceptability of the proposed Transferee and legal costs incurred in connection with the granting of any requested consent. If Landlord shall exercise any of its options under subsections 12.3(a) or (b), Transferor shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damage, cost and expense (including without limitation reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed Transferee or by any party engaged or retained by Tenant or other Transferor or the proposed Transferee in connection with any proposed Assignment or Sublease, including without limitation any real estate brokers, agents or sales personnel.


                                 ARTICLE XIII

                                 DESTRUCTION

      13.1 If the Premises shall be damaged by fire or other casualty and the resulting loss is fully insured against by any fire and extended coverage insurance policy covering the Building which Landlord may elect to carry, and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage; subject, however, to the provisions of Section 13.2 and provided that Landlord shall have no obligation to repair any damage to or to replace Tenant's Property or any other property or effects of Tenant. Except as otherwise provided in this Article XIII, if the entire Premises shall be rendered untenantable by reason of any such damage and Tenant is not occupying and using any part thereof, the Rent shall abate for the period from the date of such damage to the date when Landlord shall have completed its repair of the Premises, and if only a part of the Premises shall be rendered untenantable, the Rent shall abate for such period in the proportion that the area of the part of the Premises so rendered untenantable bears to the total area of the Premises, but only to the extent that such untenantability materially interferes with the conduct of Tenant's business on the unaffected portion of the Premises; provided, however, if, prior to the date when Landlord shall have completed all of its repairs to the Premises, all or any part of the Premises with respect to which the Rent abates as provided above shall be repaired by Landlord or shall be used or occupied by Tenant or any person or persons claiming through or under Tenant or shall cease to cause such material interference, then the Rent attributable to the Premises or such part thereof shall be reinstated on the date of any such use, occupancy or tenantability, or cessation of interference.

      13.2 Notwithstanding the provisions of Section 13.1 hereof, if, prior to or during the Term (a) the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, or (b) the Building shall be so damaged by fire or other casualty that substantial alteration, demolition or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged), then, in either of such events, Landlord, at Landlord's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a thirty (30) days' notice of termination of this Lease and, in the event such notice is given, this Lease shall terminate upon the expiration of such thirty (30) days; and the Rent shall be apportioned as of such date and any prepaid Rent, or any portion thereof, for any period after such date shall be refunded by Landlord to Tenant.

      13.3 Landlord and Tenant shall each obtain and maintain, throughout the Term, in any casualty insurance policies carried by such party covering any part of the Real Property, the Premises, or the contents therein, including Tenant's Property, a waiver of all rights of subrogation which the insurer of one party might have against the other party, which waiver shall be effective so long as a corresponding waiver is carried by the other party in its policies. In further implementation of the foregoing, each party hereby waives (a) any obligation on the part of the other party to make repairs necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (b) any right of recovery against the other party, any other permitted occupant of the Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. If such waiver of subrogation can be obtained under any such policy of insurance only upon payment of an additional premium and the party benefiting from such waiver shall not pay such additional premium on demand, or if such waiver cannot be obtained upon other conditions acceptable to the party benefiting from such waiver, then the party benefiting from such waiver shall be deemed to have agreed that the other party shall be released from all of its foregoing obligations and waivers under this Section 13.3. Except to the extent expressly provided in this Section 13.3 hereof, nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers which Tenant may have under law or under the provisions of this Lease in connection with any damage to the Premises or the Building by fire or other casualty.

      13.4 Notwithstanding any other provisions of this Article XIII, if any such damage is due to the act or negligence of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, or contractors, then there shall be no abatement or apportionment of Rent by reason of such damage, except to the extent that Landlord is reimbursed for such abatement or apportionment of Rent pursuant to any rental interruption insurance policies that Landlord may, in its sole discretion, elect to carry, and only if such reimbursement does not result in a premium increase to Landlord by reason of unfavorable claims experience.

                                 ARTICLE XIV

                                EMINENT DOMAIN

      14.1 As used herein, the term "Taking" shall mean a permanent or temporary condemnation or taking of all or any portion of the Premises or the Building in any manner for public or quasi-public use, including but not limited to a conveyance or assignment in lieu of a condemnation or taking. Except as otherwise provided in Section 14.4:

         (a) If a Taking covers the entire Premises, this Lease shall automatically terminate as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking.

         (b) If a Taking covers only a part of the Premises, this Lease shall automatically terminate as to the portion of the Premises so taken as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or Taking.

         (c) If a Taking covers such portion of the Building so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the earlier of the date of the vesting of title or the date of dispossession of the owner or tenant of the portion of the Building so taken, by written notice to Tenant within sixty (60) days following notice from the condemning authority to Landlord of the date on which said vesting or dispossession will occur.

         (d) If a substantial portion of the Premises is taken so as to render the remaining portion untenantable and unusable by Tenant, this Lease may be terminated by Tenant as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking, by written notice to Landlord.

      14.2 Except as otherwise provided in Section 14.4, Landlord shall be entitled to the entire award in any Taking, including, without limitation, any award made for the value of the leasehold estate or any other rights of Tenant created by or existing under this Lease. No award for any partial, temporary or entire Taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such Taking, together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant specifically and separately for its relocation expenses, the taking of Tenant's Property, or the interruption of or damage to Tenant's business.

      14.3 In the event of a Taking that does not result in a termination of this Lease as to the entire Premises, then except as otherwise provided in
Section 14.4 the Rent shall abate in proportion to the portion of the Premises covered by such Taking, but only to the extent that such Taking materially interferes with the conduct of Tenant's business on the remaining portion of the Premises.

      14.4 Notwithstanding any other provision of this Article XIV, if a Taking occurs with respect to all or any portion of the Premises for a limited period of time, this Lease shall remain unaffected thereby and Tenant shall continue to pay in full all Rent. In the event of any such temporary Taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term.

                                  ARTICLE XV

                                  UTILITIES

      15.1 Tenant shall pay for all fuel and electric current required for the heating, air conditioning, and ventilation systems required for the use and occupancy of the Premises. Tenant shall provide all janitorial services for the Premises. Landlord shall provide water for lavatory and drinking purposes.

      15.2 In the event any governmental authority promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory controls or guidelines on Landlord or the Building or any part thereof, relating to the use or conservation of energy, water, gas, light or electricity or the provision of any other utility or service provided with respect to this Lease, Landlord may, in its sole and absolute discretion, take any action necessary to comply with such mandatory controls or guidelines, including making alterations to the Building. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full Rent reserved hereunder or to perform each of its other covenants hereunder or constitute or be construed as a constructive or other eviction of Tenant.

     15.3 Without the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall not: (a) connect any electrical equipment to the Building's electricity distribution system other than customary lamps, typewriters and other small office machines which consume comparable amounts of electricity, or use any electrical equipment that exceeds the capacity of the electrical Building System; (b) connect any apparatus, machine or device with water pipes or electrical current (except in the case of electric current, through existing electrical outlets in the Premises), for the purpose of using water or electric current; or (c) maintain an electrical load at any time in excess of 2.25 watts per square foot of rentable area of the Premises. Landlord shall have the right at any time to install an electric current meter in the Premises to measure the amount of electric current consumed on the Premises.

       15.4 Without the prior written consent of Landlord, which Landlord may refuse in its sole and absolute discretion, Tenant shall not place or install in the Premises any machine or equipment the weight of which shall exceed the normal load bearing capacity of the floors of the Building; and, if Landlord consents to the placement or installation of any such machine or equipment in the Premises, Tenant at its sole cost and expense shall reinforce the floor of the Premises in the area of such placement or installation, pursuant to plans and specifications approved by Landlord and otherwise in compliance with
Article VII hereof, to the extent necessary to ensure that no damage to the Premises or the Building or weakening of any structural supports will be occasioned thereby. Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses incurred in connection with Landlord's review of any plans and specifications for reinforcement of the floor of the Premises within five
(5) days after demand therefor by Landlord.

       15.5 Tenant shall be permitted to obtain office and communications services from any reputable person or entity in the business of providing the same (herein called a "Service Provider"), provided that Landlord shall not be required thereby to make any alterations in or to any part of the Building or provide to such Service Provider any space in the Building or the use of any facilities or equipment of the Building, and provided further that no such services provided by a Service Provider, or any equipment or facilities used or to be used in connection therewith, shall be incompatible in any respect with, or shall interfere with or otherwise impair or adversely affect, the operation, reliability or quality of the Building Systems. Tenant shall be responsible for the installation, completion, maintenance, repair, start up and operation of any and all communications and telecommunications, data processing, computer, word processing, photocopying, library retrieval, records and file storage, and all other facilities and installations required by Tenant either initially or from time to time for the conduct of its business in or from the Premises. No delay or failure in delivery installation or operation of any such facilities or installation or any systems, equipment or services required in connection therewith, shall delay the Commencement Date of this Lease or the obligation of Tenant to pay Rent and perform its other covenants as provided herein, or in any other manner reduce or affect any of the obligations of Tenant under this Lease.


                                 ARTICLE XVI

                                   DEFAULT

      16.1 Any vacation or abandonment of the Premises for a continuous period in excess of five (5) business days or any failure to pay any Rent as and when due, or any failure to perform or comply strictly with any covenant or condition of or representation made under this Lease (including any Exhibits hereto), shall constitute a default hereunder by Tenant, subject in the specific instances set forth below to the expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of fifteen (15) days from the date of written notice from Landlord within which to cure any default in the payment of Rent. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that with respect to any default other than the payment of Rent that cannot reasonably be cured within ten (10) days, the default shall not be deemed uncured if Tenant commences to cure such default within ten (10) days from Landlord's notice and continues to prosecute diligently the curing thereof to completion within a reasonable time, but in any event Tenant must complete such cure within sixty (60) days after the date of Landlord's notice.

      16.2 Upon the occurrence of a default by Tenant which is not cured by Tenant within the applicable grace period specified in Section 16.1 hereof, Landlord shall have the following rights and remedies in addition to all other rights or remedies available to Landlord at law or in equity:

         (a) The right of Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession. If Landlord exercises said rights, Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and upon such other terms as Landlord in its reasonable discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each such subletting, (i) Tenant shall be immediately liable for payment to Landlord of, in addition to Rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Rent owing hereunder for the period of such subletting (to the extent such period does not exceed the Term) exceeds the amount to be paid as Rent for the Premises for such period pursuant to such subletting, or (ii) at the option of Landlord, rents received from such subletting shall be applied first, to payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by

Landlord and applied in payment of future Rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received from such subletting under clause (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under clause (ii) during any month are less than those required to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly within five
(5) days following written notice from Landlord. For all purposes set forth in this Section 16.2(a) Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant shall be construed as an election on its part to terminate this Lease or Tenant's right to possession unless a written notice of such intention is given to Tenant. No action taken by Landlord pursuant to this paragraph shall be deemed a waiver of any default by Tenant, and notwithstanding any such subletting without termi-nation, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

         (b) The right to terminate this Lease and dispossess Tenant by giving notice to Tenant in accordance with applicable Utah law.

         (c) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Sections 16.2(a) hereof.

         (d) The right and power, as attorney-in-fact for Tenant to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and to apply the proceeds therefrom pursuant to applicable Utah Law. In connection therewith, Landlord is hereby granted a lien against all of Tenant's Property situated within the Premises.

      16.3 Termination of this Lease under this Article XVI and exercise of any remedies of Landlord as provided herein shall not affect or terminate the right of Landlord to enforce any and all indemnities given Landlord by Tenant under the terms of this Lease, which indemnities shall survive any termination of this Lease.


                                 ARTICLE XVII

                           INSOLVENCY OR BANKRUPTCY

      The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or the commencement of a case or proceeding by or against Tenant or any other action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization, moratorium or other debtor relief act or statute, whether now existing or hereafter amended or enacted, shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall automatically terminate without further notice of termination from Landlord to Tenant, provided that Landlord may enforce any of its remedies under Section 16.2, except subsection (b) thereof, and provided further that neither such termination nor exercise of remedies shall affect or terminate the right of Landlord to enforce any and all indemnities given Landlord by Tenant under the terms of this Lease. In no event shall this Lease be assigned or assignable by operation of law or by virtue of or in any voluntary or involuntary bankruptcy, reorganization or insolvency case or proceeding or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, reorganization, insolvency or other debtor relief proceeding.


                                ARTICLE XVIII

                   FEES AND EXPENSES; INDEMNITY; INSURANCE

      18.1 If Tenant shall default in the performance of any of its obligations under this Lease, Landlord, at any time thereafter and upon fifteen (15) days' prior written notice, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving such default or rights or remedies of Landlord on account of such default. Except as specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within five (5) days after delivery by Landlord to Tenant of bills or statements therefor: (a) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in connection with any remedying by Landlord for Tenant's account pursuant to the immediately preceding sentence; (b) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 18.2 hereof; (c) sums equal to all expenditures made and monetary obligations incurred by Landlord, including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in collecting or attempting to collect any Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law. Tenant's obligations under this
Section 18.1 shall survive the expiration or other termination of this Lease.

      18.2 Tenant agrees to indemnify Landlord against and save Landlord harmless from any and all loss, cost, liability, damage and expense including, without limitation, penalties, fines and reasonable counsel fees and disbursements, incurred in connection with (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease, or (b) any acts, omissions or negligence of Tenant. Tenant's obligations under this Section 18.2 shall survive the expiration or other termination of this Lease.

      18.3 Tenant shall procure at its cost and expense and keep in effect during the Term (a) comprehensive general liability insurance, including without limitation contractual liability and specific coverage of risks arising out of any activities of Tenant pursuant to Article VII hereof, with a minimum combined single limit of liability of One Million Dollars ($1,000,000.00), which limit of liability may be increased from time to time by mutual agreement of the parties hereto. And which insurance shall specifically include all liability assumed hereunder by Tenant (provided that the amount of such insurance shall not be construed to limit the liability of Tenant hereunder), and (b) insurance against damage or destruction by fire, lightning and other risks from time to time included under generally available extended coverage endorsements in an amount adequate to cover the cost of replacement of all Tenant's Property within the Premises. Such insurance shall name Landlord as an additional insured, shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. Tenant shall deliver policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of a statement therefor. Tenant's compliance with the provisions of this Section 18.3 shall in no way limit Tenant's liability under any of the other provisions of this Article XVIII.


                                 ARTICLE XIX

                              ACCESS TO PREMISES

      Landlord reserves and at all times during the Term and shall have the right to enter the Premises at all reasonable times to inspect same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees and tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building, as provided in Articles VI, VIII, XIII, and XV hereof. Landlord may for any of the above purposes erect, use and main- tain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that the principal entrance to the Premises shall not be blocked thereby for any unreasonable period of time, and further provided that the business of Tenant shall not be interfered with unreasonably. Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall have the right to enter and inspect any special security areas referred to in the immediately preceding sentence upon notice to Tenant, provided that Tenant may require Landlord to be accompanied by a representative of Tenant during such inspection. Tenant shall be liable to Landlord for all of Landlord's damages, including consequential damages, to the extent Landlord is unable to protect all or any part of the Real Property during an emergency because of Landlord's lack of access to a special security area.


                                  ARTICLE XX

                                   NOTICES

      Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail or delivered personally, (a) if to Tenant (i) at Tenant's address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, or (ii) at the Premises if sent subsequent to Tenant's taking possession of the Premises, or
(iii) at any place where Tenant or any agent, officer, partner or employee of Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, or (b) if to Landlord, at Landlord's address set forth in the Basic Lease Information, or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this
Article XX. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given upon the earlier of receipt or three (3) days after the date when it shall have been mailed as provided in this Article XX if sent by certified mail, or upon the date personal delivery is made, provided, however, that any refusal to accept personal delivery or delivery by mail shall be deemed to constitute receipt thereof. If Tenant is notified of the identity and address of any ground or underlying lessors of the Real Property or any part thereof, or any mortgagees or deed of trust beneficiaries of Landlord, Tenant shall give to the ground or underlying lessors, or such mortgagees or beneficiaries, as applicable, notice of any default by Landlord under the terms of this Lease, which notice shall be in writing sent by certified mail, and the ground or underlying lessors, or such mortgagees or beneficiaries, as applicable, shall be given a reasonable opportunity, but shall have no obligation, to cure such default prior to Tenant exercising any remedy available to it.


                                 ARTICLE XXI

                                   WAIVERS

      21.1 The failure by either party to insist upon the strict performance of any obligation of the other party under this Lease, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the aggregate of all Rent then due under this Lease shall be deemed to be other than on account of the first items of such Rent then accruing or becoming due, unless Landlord elects otherwise; and no endorsement or statement on any check and no letter or other writing accompanying any check or other payment of Rent in any such lesser amount and no acceptance of any such check or other such payment by Landlord shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other legal remedy.

      21.2 Neither this Lease nor any term or provisions hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought, and subject in any event to the provisions of Section
11.1. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. The consent of Landlord given in any instance under the terms of this Lease shall not relieve Tenant of any obligation to secure the consent of Landlord in any other or future instance under the terms of this Lease.


                                 ARTICLE XXII

                            TENANT'S CERTIFICATES

      Tenant, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser or any then current or prospective ground or underlying lessor or mortgagee of any part of the Real Property, a certificate stating: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement and Expiration Dates of this Lease, (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications), (d) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same), (e) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying same), (f) the dates, if any, to which the Rent has been paid, and (g) any other information, including, without limitation, financial information, that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this
Article XXII may be relied upon by Landlord and any prospective purchaser or any then current or prospective ground or underlying lessor or mortgagee of all or any part of the Real Property.


                                ARTICLE XXIII

                            RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit D and all modifications thereof and additions thereto from time to time as mutually agreed to by the parties hereto (the "Rules and Regulations"). Landlord shall have no duty to enforce the Rules and Regulations against, nor shall Landlord be responsible for the nonperformance of the Rules and Regulations by, any other tenant or occupant of the Building. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and the terms, covenants, agreements and conditions of the Rules and Regulations, this Lease shall control.

                                 ARTICLE XXIV

                      TAX ON TENANT'S PERSONAL PROPERTY

      At least ten (10) days prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant's Property and shall deliver satisfactory evidence of such payment to Landlord. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's Property or upon any Non-Building Standard Work, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment, as determined from time to time by Landlord.


                                 ARTICLE XXV

                      AUTHORITY; APPOINTMENT OF LANDLORD

      25.1 If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in Utah, that Tenant has full right and authority to enter into and perform this Lease, and that each and all of the persons signing on behalf of Tenant are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

     25.2 Any appointment of Landlord as attorney-in-fact for Tenant provided for in this Lease shall be deemed to be an appointment coupled with an interest of Landlord as the true and lawful attorney-in-fact for Tenant for the purposes provided for herein, with power of substitution, and shall be irrevocable during the Term of this Lease.


                                 ARTICLE XXVI

                               SECURITY DEPOSIT

      By execution of this Lease, Landlord acknowledges receipt of Tenant's security deposit in the amount specified in the Basic Lease Information for the faithful performance of all terms, covenants and conditions of this Lease. Tenant agrees that Landlord may, without waiving any of Landlord's other rights and remedies under this Lease upon the occurrence of any of the events of default described in this Lease, apply the security deposit in whole or in part to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants or conditions contained herein, to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any default by Tenant. If Tenant has kept and performed all terms, covenants and conditions of this Lease during the Term, Landlord will within thirty (30) days following the termination hereof return said sum to Tenant or the last permitted assignee of Tenant's interest hereunder as of the expiration of the Term. Should Landlord use any portion of the security deposit to cure any default by Tenant hereunder, Tenant shall forthwith replenish the security deposit to the original amount upon demand. Landlord shall not be deemed to hold the security deposit in trust and shall not be required to keep the security deposit separate from its general funds. Tenant shall not be entitled to any interest or other return on such deposit.


                                ARTICLE XXVII

                            RESOLUTION OF DISPUTES

      Any dispute, controversy, or claim arising under this Lease shall be submitted to a court of competent jurisdiction for a decision. Venue for any lawsuit to determine either party's rights, duties, and obligations under this Lease shall be Fourth Judicial District Court, Utah County, State of Utah.


                                ARTICLE XXVIII

                                MISCELLANEOUS

       28.1 The words "Landlord" and "Tenant" as used herein shall include the permitted successors and assigns of each. The plural number shall include the singular, and vice-versa. Words used in the neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease. As used herein, the term "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

      28.2 The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their respective personal representatives and successors and assigns; provided, however, upon the sale, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Building as owner or ground lessee, including any transfer by operation of law, the Landlord (or subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee or other transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities, and Landlord shall also be relieved of all responsibility or liability for any security deposit of Tenant held by Landlord upon the transfer thereof to any grantee, assignee or transferee in connection with such sale, assignment or transfer. A lease of the entire Building to a person other than for occupancy thereof shall be deemed a transfer within the meaning of this Section 28.2.

      28.3 If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

      28.4 This Lease shall be construed and enforced in accordance with the laws of the State of Utah.

      28.5 Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Tenant shall not be authorized to record this Lease or any memorandum thereof without Landlord's prior written consent.

      28.6 This instrument, including the Exhibits hereto, which are hereby made a part of this Lease, contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Real Property or this Lease except as may be expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

      28.7 The review, approval, inspection or examination by Landlord of any plans, specifications or any other item to be reviewed, approved inspected or examined by Landlord under the terms of this Lease (including any of the Exhibits attached hereto) shall not constitute the assumption of any responsibility for or any representation by Landlord as to the accuracy or sufficiency of such plans, specifications or other item, or the quality or suitability of such plans, specifications or other item for its or their intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Building and under this Lease, and neither Tenant nor any person or entity claiming through or under Tenant nor any third party, including, without limitation, the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder or claim against Landlord on account of any such review, approval, inspection or examination by Landlord.

      28.8 In the event that either Landlord or Tenant fails to perform any of its obligations under this Lease or in the event a dispute arises concerning the meaning or interpretation of any provisions of this Lease, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable counsel fees.

      28.9 Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in the condition in which they are required to be kept as provided in Article VIII hereof, ordinary wear and tear and the provisions of Article XIII excepted.

      28.10 Upon Tenant paying the Rent and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Lease and to any mortgages and deeds of trust, and any other ground or underlying leases referred to in Article XI hereof.

      28.11 Tenant covenants and agrees that no reasonable diminution of light, air or view by any structure that may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction or abatement of Rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

      28.12 Any holding over without Landlord's express written consent shall constitute a continuing default by Tenant and entitle Landlord to exercise any or all of its remedies as provided in Article XVI hereof, notwithstanding that Landlord may elect to accept one or more payments of Rent from Tenant.

      28.13 In the event of any default by Landlord hereunder, Tenant shall look only to Landlord's interest in the Land and Building for the satisfaction of Tenant's remedies; and no other property or assets of Landlord or any partner, member, officer or director thereof, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease.

      28.14 Whenever the consent or approval of the Landlord is required pursuant to any provision of this Lease or any Exhibit hereto, such consent or approval shall not be unreasonably withheld by Landlord, unless the particular provision expressly states that such consent or approval may be given or withheld in the sole and/or absolute discretion of Landlord. Notwithstanding the foregoing, (i) it shall be reasonable for Landlord to withhold its consent if any ground or underlying lessor of the Land, or any mortgagee or deed of trust beneficiary holding any lien on any part of the Real Property, shall be required, and such party shall not have given its consent, and (ii) if the consent or approval of Landlord is called for at a time when an event of default has occurred under this Lease and is continuing, Landlord shall have no obligation to act on the matter in question until such event of default has been remedied.

      28.15 Each party hereto represents to the other that it has dealt with no broker in connection with the execution and delivery of this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all losses, costs, damages, liabilities and expenses (including without limitation court costs and reasonable counsel fees) resulting from a breach by the indemnifying party of the foregoing representation.

      28.16 All rights and remedies of either party set forth herein shall be cumulative, unless specifically provided to the contrary herein. All provisions of this Lease requiring one party to indemnify the other with respect to any matter, occurrence, condition, event, claim or liability shall survive the expiration or other termination of this Lease.

      28.17 Time is of the essence with respect to the performance of the obligations of the parties hereto as set forth in this Lease and all Exhibits hereto.


      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.


                         LANDLORD:

                                   COURTYARD OFFICE GROUP, L.C.
                                   A Utah Limited Liability Company

                                    /s/ Douglas A Nielson
                               By: ____________________________________
                                        Douglas A. Nielson, Member

                         TENANT:

                                   CALI, INC.
                                   A Utah Corporation


                                   /s/ Timothy D. Otto
                              By:  __________________________________
                                       Timothy D. Otto, President


                                      /s/ signature illegible
                              Attest:_________________________________

                                  GUARANTEE

     The undersigned Guarantors on behalf of themselves, their successors, and assigns, Guarantee, to Landlord, and its successors and assigns, complete performance of the foregoing Lease and all its provisions, and the provisions of all documents attached and incorporated by reference, for the term of the Lease or any extensions or renewals of such. Guarantors waive any right or necessity for any notice of default under the Lease as any condition for enforcement of the Guarantee. Guarantors agree that no assertion by Landlord of any other forms of remedy or relief available to it under this Lease or the law generally will diminish or otherwise interfere with a separate and independent claim made against this Guarantee. Guarantors waive any defense under this Guarantee stemming from any circumstances whatsoever outside the course of this Lease and resulting in the termination of Tenant's liability, such as, but not limited to, modification, release, or discharge occurring through any bankruptcy or collateral proceedings, disability of Tenant, or transfer of the Lease, provided, however, this waiver shall not waive Guarantor's right to assert defenses available to Tenant under the terms of the Lease.

     Landlord agrees to rely on the fact and security of this Guarantee as a substantial inducement to the execution of the foregoing Lease.

     IN WITNESS WHEREOF, Guarantors have executed this Guarantee this___ day of February, 2001.

                               GUARANTORS

                               /s/ Frank Otto
                               --------------------------------
                               Frank R. Otto



                               /s/ Timothy Otto
                               --------------------------------
                               Timothy D. Otto



                               /s/ Kimber Jensen
                               ---------------------------------
                               Kimber B. Jensen

                                    EXHIBIT A

                                LEGAL DESCRIPTION



All of Units C and D, Building V, Phase III, Courtyard at Jamestown Condominiums, according to the official plat thereof on file with the County Recorder, Utah County, State of Utah.

                                  EXHIBIT B

                           Floor plan appears here

                                   EXHIBIT C

                                 WORK LETTER


    The purpose of this Work Letter is to delineate the responsibilities of Landlord and Tenant with respect to the construction of the Building and the design and construction of the Premises. This Work Letter is a part of the Lease, and shall be subject to all of the terms and conditions of the Lease.


                                  ARTICLE I

                      CONSTRUCTION OF BASE BUILDING WORK

    Subject to the provisions of Article VII below, Landlord shall construct the Building in which the Premises are located, consisting of (a) the Building shell, (b) the core area, including the Building Systems (as defined in Section 6.2 of the Lease) therein, and (c) heating and air conditioning duct mains (collectively referred to as "Base Building Work"). The Base Building Work shall be constructed in substantial conformance with the plans and specifications which are attached hereto and incorporated herein by this reference, said plans and specifications to be signed and dated by the parties hereto. The Base Building Work shall also be constructed in substantial conformance with the renderings which have been shown to Tenant.


                                  ARTICLE II

                       TENANT'S PLANS AND SPECIFICATION

    2.1 On or before the date set forth in the Basic Lease Information for the delivery of Tenant's Preliminary Drawings, Tenant shall submit to Landlord an outline of the Premises indicating any particular structural requirements of the floor slab of any floor of the Premises required by Tenant. On or before the date set forth in the Basic Lease Information for the delivery of Tenant's Preliminary Drawings, Tenant shall submit to Landlord a general space plan showing Tenant's proposed layout for the Premises for review and comment by Landlord and Landlord's architect, which Preliminary Drawings shall be consistent with Tenant's previously submitted Outline Plans. Thereafter, on or before the date set forth on the Basic Lease Information for the delivery of Tenant's Final Construction Drawings, Tenant shall submit to Landlord complete plans and specifications for the layout, improvement and finish of the Premises consistent with the design and construction of the Base Building Work and all Building Systems, including mechanical and electrical drawings and decorating plans, showing the location of partitions, reflected ceiling plans including light fixtures, electrical outlets, telephone outlets, doors, wall finishes, floor coverings, other Building Standard Work (as defined in Article III below) and all Non-Building Standard Work (as defined in Section
2.3 below) required by Tenant (collectively "Tenant's Final Construction Drawings"). Tenant's Final Construction Drawings shall be prepared by a licensed architect approved by Landlord (which architect must retain Landlord's Building engineer in connection with the preparation of Tenant's Final Construction Drawings), shall be in a form sufficient to secure the approval of government authorities with jurisdiction over the approval thereof, and shall be otherwise satisfactory to Landlord. Tenant's Plans, Preliminary Drawings and Final Construction Drawings shall be prepared at Tenant's sole cost and expense. Landlord shall reimburse Tenant for actual architectural expenses in an amount not to exceed $3,000.00.

    2.2 Tenant's Final Construction Drawings shall be consistent with layouts and materials customarily used in first-class office space and shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Without limiting the generality of Landlord's right to reasonably disapprove Tenant's Final Construction Drawings, it shall be deemed reasonable for Landlord to withhold its approval of Tenant's Final Construction drawings if Tenant's Final Construction Drawings (a) require any materials, services or installations that might delay or interfere with construction or completion of the Premises or the Base Building Work, (b) would have an adverse or unusual effect on any of the Building Systems, or (c) fail to comply with or conform to the plans of the Building filed with the City of Provo and all laws, codes, rules and regulations applicable thereto. If Landlord disapproves Tenant's Final Construction Drawings, or any portion thereof, Landlord shall promptly notify Tenant thereof and of the revisions that Landlord reasonably requires in order to obtain Landlord's approval. As promptly as reasonably possible thereafter, but in no event later than ten (10) days after Landlord's notice, Tenant shall submit to Landlord plans and specifications incorporating the revisions required by Landlord. Said revisions shall be subject to Landlord's approval, which shall not be unreasonably withheld. The final plans and specifications approved by Landlord shall be referred to as the "Final Plans."

    2.3 Tenant may require work that is different from or in addition to Building Standard Work, subject to the reasonable approval of Landlord as set forth in Section 2.2 above (the "Non-Building Standard Work"). Any modification or alteration of the air conditioning system whatsoever and any other structural, mechanical, engineering or design changes to the Base Building Work or the Building Standard Work requested by Tenant shall be Non-Building Standard Work. Substitutions of materials in place of Building Standard Work materials and quantities of Building Standard Work materials in excess of Building Standard Work Quantities shall also be deemed Non-Building Standard Work. No credit will be given to Tenant for any such substitutions of materials, and the full cost of any different materials selected by Tenant to be used in place of the Building Standard materials shall be part of the cost of Non-Building Standard Work for which Tenant is responsible under
Section 4.1 below.

    2.4 All interior decorating services such as the selection of wall paint colors and/or wall coverings, fixtures, carpeting and any or all other decorator selection work required by Tenant shall be provided by Tenant at Tenant's expense and shall be subject to the reasonable approval of Landlord.


                                 ARTICLE III

                            BUILDING STANDARD WORK

    3.1 Except to the extent affected by any election by Tenant made pursuant to Section 2.3 above, Landlord shall, at Landlord's expense, furnish and install all of the following items, limited to the quantities specified, as selected and specified by Landlord (the "Building Standard Work"). Landlord and Tenant agree that the usable area of the Premises as referred to below is based upon the rentable area of the Premises exclusive of the Building's core area, mechanical, equipment and storage rooms, and corridors, and is not necessarily equal to the square footage specified in the Basic Lease Information. Should Tenant's usage of the Premises not require the quantities of certain items as set forth below, Tenant shall not have the option of increasing the quantities of other items.

        (a) Partitions. One (1) linear foot of standard interior partition for each twenty-eight (28) square feet of usable area of the Premises. All such partitions will be floor-to-ceiling partitions with one layer of 5/8" gypsum board each side on 2" x 4" wood studs set 24" on center. Existing interior partitions, bearing walls, and plumbing walls are treated as interior partitions for purposes of this Article.

        (b) Doors and Hardware. One (1) full height interior door with frame for each five hundred sixty-five (565) square feet of usable area of the Premises. Such doors will be 7'0" high, solid core, faced with stain grade veneer, and set in a full height, stain grade, wood door frame. Hardware will consist of a handle latch set (Cal-Royal), three (3) pair of hinges, and one
(1) stop per door.

        (c) Ceiling. 5/8" Type "Expo" Gypsum Board over resilient furring channels set 24" on center covered with one coat of sealer and two coats of eggshell enamel, or 2' x 4' drop grid acoustical tile.

        (d) Lighting. One (1) 1'-0" x 4'-0", four (4) surface mount lamp fluorescent lighting fixture for each one hundred (100) square feet of usable area of the Premises.

        (e) Electrical Outlets. One (1) duplex 110 volt electric convenience wall outlet installed at a standard height, for each one hundred twenty (120) square feet of usable area of the Premises.

        (f) Wall Finishes. All partitions furnished and installed as Building Standard Work will be painted over "orange peel" texture with two (2) coats of semi-gloss latex in one color to be approved by Landlord.

        (g) Base. All partitions furnished and installed as Building Standard Work will receive a 5" solid stain grade, wood base.

        (h) Switching. One (1) single pole light switch, with plastic coverplate, mounted at standard height as required on preliminary plans.

        (i) Floor Coverings. All carpeted areas within the Premises will receive equal to Dimension "Aiken Thirty" cut pile (1/10 gauge, 30 oz.) carpet in colors selected from Building Standard color range. Areas not carpeted within the Premises will receive 3/32" thick vinyl tile in colors selected from Building Standard color range.

        (j)  Communication Boxes.  Fifteen (15).

                                  ARTICLE IV

                          NON-BUILDING STANDARD WORK

    Tenant agrees, at Tenant's expense, to pay for all Non-Building Standard Work required by the Final Plans. After Landlord's approval of Tenant's Final Construction Drawings and prior to the commencement of any Building Standard Work or Non-Building Standard Work (collectively "Landlord's Work"), Landlord shall submit to Tenant a written estimate of the cost of all Non-Building Standard Work. Tenant shall approve the estimate within seven (7) business days of its receipt by Tenant. Tenant shall pay Landlord for all such Non-Building Standard Work prior to the commencement of the same, but in any event, within fifteen (15) business days of Tenant's receipt of the written estimate of the cost thereof. If Tenant fails to so approve or disapprove the estimate, Landlord shall be under no obligation to perform any of the Landlord's Work, including Building Standard Work; provided, however, Landlord shall have the option to commence and complete the Building Standard Work not affected by such Non-Building Standard Work. Tenant shall also be responsible for the design, function and maintenance of all Non-Building Standard Work.


                                  ARTICLE V

                      CHANGES, ADDITIONS OR ALTERATIONS

    Tenant shall have the right from time to time to request changes, additions or alterations in the Final Plans, which shall be subject to Landlord's reasonable approval. If Landlord approves any such request, Landlord shall prepare plans and specifications with respect to such change, addition, or alteration and Tenant shall reimburse Landlord, within five (5) days after receipt of Landlord's bill therefor, for the cost of such additional plans and specifications. As soon as practical after the completion of such plans and specifications, Landlord shall notify Tenant of the cost that will be chargeable to Tenant by reason of such change, addition or alteration. Within five (5) days of notice of such cost, Tenant shall notify Landlord in writing whether Tenant approves such change, alteration or addition. If Tenant approves such change, alteration or addition, Tenant shall secure and pay for any governmental approvals required therefor. If Tenant does not approve such change, alteration or addition within such five
(5) day period, construction of the Premises shall proceed as provided in
Article VII below in accordance with the Final Plans as most recently approved by Landlord.


                                  ARTICLE VI

                                    DELAY

    Tenant shall be responsible for, and pay any and all costs and expenses incurred by Landlord in connection with any delay (each a "Tenant Delay") in the commencement or completion of Landlord's Work and any increase in the cost of Building Standard Work, caused by (a) Tenant's failure to prepare and submit Tenant's Outline Plans, Tenant's Preliminary Drawings or Tenant's Final Construction Drawings, revisions thereto required by Landlord under Section
2.2 and other plans and specifications, within the time periods required herein, (b) Tenant's failure to approve Landlord's cost estimates within the time periods required herein, (c) Tenant's failure to secure, pay for and deliver to Landlord all governmental approvals required for the construction of Landlord's Work in the Premises in advance of the time required herein, (d) Tenant's requirement of Non-Building Standard Work, including without limitation, delay in the receipt of any Non-Building Standard materials or supplies, (e) the postponement of any Building Standard Work as reasonably required by Landlord to perform Non-Building Standard Work in advance of the Building Standard Work, (f) any changes, additions or alterations in Landlord's Work described in the Final Plans that were requested by Tenant,
(g) the failure of Tenant to make any payments required of it hereunder by the due date therefor, (h) any entry by Tenant or Tenant's Contractors onto the Premises pursuant to Section 7.2 of this Work Letter, or any work conducted or to be conducted pursuant to any such entry, or any delay caused thereby, and
(i) any other delay caused by any act or omission by Tenant, or any contractor, agent, servant, or employee of Tenant. Under no circumstances shall Landlord be charged with any delay whatsoever as a result of Non-Building Standard Work unless such delay is a result of the acts or failure to act on the part of Landlord or its contractors, agents or employees. No delay in the completion of Landlord's Work caused by any Tenant Delay shall be considered in the determination of the Commencement Date of the Lease, and Landlord's Work shall be considered to be substantially completed for purposes of the determination of the Commencement Date on the date Landlord's Work would have been completed but for such Tenant Delay.

                                 ARTICLE VII

                                 CONSTRUCTION

    7.1 Following Landlord's approval of the Final Plans and Tenant's approval of the cost estimate of all Non-Building Standard Work, Tenant shall file the Final Plans with the appropriate departments of all governmental authorities with jurisdiction over the approval thereof together with such additional information and materials as may be required by such governmental authorities for the approval of the Final Plans. Tenant shall be responsible for securing all such required approvals and paying all building permit and plan check fees therefor in advance of the time when, in Landlord's discretion, the Building has reached the stage of construction where it is appropriate to commence Landlord's Work. At such time as Landlord shall determine that the Building has reached the stage of construction where it is appropriate to commence Landlord's Work and so long as prior to such time Tenant has delivered to Landlord all necessary governmental approvals for the construction thereof, validly issued, fully paid for and then in effect, a contractor or contractors selected by Landlord shall commence and diligently proceed with the construction of all such Landlord's Work (except, however, for such portion thereof as may be performed by any contractor selected by Tenant and approved by Landlord as provided for in Section 7.2 below). Landlord's obligation to construct the Building and to perform Landlord's Work shall be subject to unavoidable delays due to acts of God and Tenant Delay.
It is understood and agreed by Tenant that any minor changes or deviations from the Base Building Work or the Final Plans that may be necessary during construction of the Building (including the common areas) and of the Premises shall not affect or change the Lease or invalidate the same, or give rise to any claim by Tenant for any loss, damage, or delay.

    7.2 Landlord shall permit Tenant and its agents to enter upon the Premises prior to the Commencement Date in order that Tenant may perform through its own contractors, which contractors shall be subject to Landlord's prior written approval, such Non-Building Standard Work in the Premises as Tenant may desire at the same time that Landlord's contractors are working in the Premises; provided that (a) the performance of any such work by Tenant's contractors shall not delay or hamper Landlord's contractor in the construction of the Building, the Building Standard Work in the Premises, any Non-Building Standard Work therein to be constructed by Landlord's contractor, or any work to be performed by Landlord's contractor for any other tenant of the Building, (b) Tenant's contractor shall work in harmony and shall not interfere with Landlord's contractor or any subcontractor, or any other tenants of the Building or such tenants' contractors, (c) the performance of such work by Tenant's contractors shall conform with Landlord's contractor's schedule of completion of the Premises and shall not cause Landlord's contractor to be dependent upon the completion of such work in order for Landlord's contractor to complete its work, and (d) Tenant's contractors shall be subject to the administrative supervision and job-site rules of Landlord's contractor. Any such entry shall be deemed to be under all the terms, covenants, provisions and conditions of the Lease, except as to the covenant to pay Rent (which covenant shall become effective as of the Commencement Date as provided for in Section 2.1 of the Lease), Landlord may at any time deny access to the Premises to Tenant or any of its contractors if Landlord shall, in its sole and absolute discretion, determine that the performance or manner of performance of any Non-Building Standard Work to be completed by Tenant's contractors interferes with, delays, hampers or prevents Landlord's contractor from proceeding with completion of its work in the Building, the Premises, or the premises of any other tenant, at the earliest possible time. Tenant shall maintain, or cause Tenant's contractors to maintain, at all times during any period of such entry upon the Premises, applicable Worker's Compensation and public liability insurance and property damage insurance, all in appropriate amounts and with companies and on forms satisfactory to Landlord, and certificates of such insursance shall be delivered to Landlord prior to any such entry by Tenant or Tenant's contractors. If applicable, such insurance shall name Landlord and Landlord's contractor as additional insureds, and shall be primary insurance as to Landlord and not contributing with any other insurance Landlord may carry. Landlord shall not be liable in any way for any injury, loss or damage that may occur to any supplies or equipment of, or any decorations or installations made by Tenant or Tenant's contractors, the same being at the sole risk of Tenant and Tenant's contractors.


                                 ARTICLE VIII

                              LANDLORD REMEDIES

    Tenant agrees that if it fails to make any payments for which it is obligated under the provisions of this Work Letter or otherwise defaults in its obligations hereunder, Landlord shall have the right, in addition to all other rights and remedies available under the Lease, and after fifteen (15) days' written notice, to terminate the Lease and retain for its own use without payment therefor any improvements and materials which have been commenced or completed within the Premises, which cannot be removed by Tenant without causing damage to the Premises.

                                  Exhibit D

                      Rules and Regulations appear here

                                 OFFICE LEASE

                           BASIC LEASE INFORMATION



                        November 9
Lease Date:            ____________________________, 1999

Landlord:              Courtyard Office Group, L.C.,
                       A Utah Limited Liability Company

Address of Landlord:   3585 North University Avenue
                       Suite 100
                       Provo, Utah 84604

Tenant:                CALI, Inc., A Utah Corporation

Address of Tenant:     1675 North Freedom Boulevard, Suite 2A
                       Provo,  UT  84604

Section 1.1  Building: Building 5

             Floor:  Garden Level, Units D and C (Suites 150 and 175)

             Rentable Area of Premises: 4169 Square Feet

Section 2.1  Commencement Date: February 1, 2000
             Expiration Date: January 31, 2003

Section 3.1  Annual Base Rental: February 1, 2000-January 31, 2001 $56,281.50
                                 February 1, 2001-January 31, 2002 $57,407.13
                                 February 1, 2002-January 31, 2003 $58,555.27

Section 4.1(a) Tenant's Share (Operating Expenses and Real Estate Taxes:17.92%
               (Estimated to be $2.50 per square foot per year.)

Section 5.2  Available Parking Stalls: Seventeen (17)

Section 26.1 Security Deposit:    $4,094.42

Exhibit C -
Work Letter   Date for Tenant's delivery of:
              Preliminary Drawings:             October 21, 1999
              Final Construction Drawings:      November 22, 1999

        The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease Section or Sections pertaining to such information.

                        LANDLORD:

                            COURTYARD OFFICE GROUP, L.C.
                            A Utah Limited Liability Company

                                  /s/ Douglas A. Nelson
                            By: ____________________________________
                                      Douglas A. Nielson, Member

                        TENANT:

                             CALI, INC.,
                              A Utah Corporation

                                   /s/ Timothy D. Otto
                              By: ___________________________________
                                     Timothy D. Otto, President

                                       /s/ Heather Martin
                              Attest:_________________________________

                                     LEASE


        THIS LEASE is made and entered into this ___ day of November, 1999, by and between COURTYARD OFFICE GROUP, L.C., A Utah Limited Liability Company ("Landlord"), and CALI, INC., A Utah Corporation, ("Tenant").


                                   RECITALS

      A. Landlord is the owner of a certain parcel of land described in Exhibit A, attached hereto (the "Land").

      B. Landlord is the owner of the building specified in the Basic Lease Information attached hereto and located in the City of Provo, Utah (the "Building"), which Building is being or has been constructed by Landlord on the Land. The Building has or will be divided into condominium units pursuant to the provisions of the Utah Condominium Ownership Act and it is contemplated that some or all of the units will be sold to third parties

      C. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant a certain portion of the Building subject to and upon the terms, covenants and conditions set forth herein.

      NOW THEREFORE, Landlord and Tenant hereby covenant and agree as follows:


                                  ARTICLE I

                                   PREMISES

      1.1 Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, those premises (the "Premises") consisting of the area identified on the floor plan attached hereto as Exhibit B. The purpose of attached Exhibit B is to show the approximate location of the Premises in the Building only, and is not meant to constitute an agreement as to the construction of the Premises, or the specific location of the common areas or elements thereof or of the accessways to the Premises or the Building. The Premises are located on the floor of the Building that is specified in the Basic Lease Information. The Building and the Land upon which the Building stands, together with utilities, facilities, drives, walkways and other amenities appurtenant to or servicing the Building, are herein sometimes collectively called the "Real Property."

      1.2 Landlord and Tenant agree that the rentable area of the Premises has been determined in accordance with Exhibit B attached hereto and is equal to the square footage specified in the Basic Lease Information, and further agree that the total rentable area of the Building is 23,269 square feet.


                                  ARTICLE II

                                     TERM

      2.1 The Premises are leased for a term (the "Term") which shall commence, and Tenant's obligation to pay Rent (as defined in Article III) pursuant to Article III hereof shall begin on a date (the "Commencement Date"), which shall be the earlier of (a) the date specified in the Basic Lease Information, or (b) the day on which Tenant first commences any business operations in all or any portion of the Premises; provided, however, that if, on or prior to such date specified in the Basic Lease Information, the Premises Completion Date (as defined in Section 2.2) has not occurred, then the following provisions shall apply: (i) the Commencement Date shall occur and the payment of Rent shall begin on the earlier of the Premises Completion Date or the day on which Tenant first commences any business operations in all or any portion of the Premises; and (ii) neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by such delay in the Premises Completion Date. For purposes of this Lease the term "Expiration Date" shall mean such date specified in the Basic Lease Information, or such earlier date on which this Lease terminates pursuant to the terms hereof. Promptly following the Commencement Date, if the Commencement Date occurs on a date other than as specified in the Basic Lease Information, Landlord and Tenant shall execute a written instrument that shall set forth the Commencement Date and the Expiration Date of the Term of this Lease.

      2.2 Landlord shall, when construction progress so permits, notify Tenant in advance of the approximate date on which Landlord's Work (as defined in Exhibit C attached hereto, the "Work Letter") will be substantially completed. The date upon which Landlord's Work in the Premises is substantially completed shall be the "Premises Completion Date," provided that if substantial completion of Landlord's Work in the Premises is delayed because of any Tenant Delay (as defined in the Work Letter), the

Premises Completion Date shall be deemed to occur on the date when it would have occurred had there been no such Tenant Delay. Landlord's Work in the Premises shall be deemed to be substantially complete when Landlord has procured a temporary or final certificate of occupancy for the Premises and Landlord's Work has been substantially performed in accordance with the provisions of the Work Letter, although minor items of construction, installation or decoration are not fully completed or minor adjustments remain to be made, so long as Tenant is able to use the Premises for its business operations without unreasonable disruption or interference.

                                 ARTICLE III

                        BASE RENT; ADDITIONAL CHARGES

     3.1 Tenant shall pay to Landlord during the Term the annual base rental specified in the Basic Lease Information (the "Base Rent"), which sum shall be payable by Tenant in equal consecutive monthly installments on or before the first day of each month, in advance, at the address specified for Landlord in the Basic Lease Information, or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deductions or setoff whatsoever. Notwithstanding, Tenant shall pay the entire annual base rental for the first year of the term of the Lease prior to the Commencement Date. If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day calendar month.

     3.2 Tenant shall pay to Landlord all charges and other amounts whatsoever payable by Tenant to Landlord as provided in this Lease including the Exhibits hereto (collectively "Additional Charges"), including, without limitation, the charges for Real Estate Taxes and Expenses (as defined in Article IV provided for in Article IV hereof, at the place where the Base Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Charges as for a default in the payment of Base Rent. As used herein, the term "Rent" shall mean the Base Rent and all Additional Charges.

     3.3 If Tenant shall fail to pay any Rent within ten (10) days after the date the same is due and payable, such unpaid amounts shall be subject to a late payment charge equal to five percent (5%) of such unpaid amounts in each instance. In addition, such unpaid amount shall bear interest at the rate of eighteen percent (18%) per annum from the date such unpaid amount became due and payable. Such charges have been agreed upon by Landlord and Tenant, after negotiation, as a reasonable estimate of the additional administrative costs and detriment to Landlord's ability to meet its own obligations relating to the Building in a timely manner that will be incurred by Landlord as a result of any such failure by Tenant, the actual costs thereof in each instance being extremely difficult if not impossible to determine. Such late payment charge shall constitute liquidated damages to compensate Landlord for its damages resulting from such failure to pay and shall be paid to Landlord together with such unpaid amounts.


                                  ARTICLE IV

                         OPERATING EXPENSES AND TAXES

     4.1 For purposes of this Article IV, the following terms shall have the meanings hereinafter set forth:

         (a)"Tenant's Share" shall mean the percentage figure specified in the Basic Lease Information. Tenant's Share has been computed by dividing the total rentable area of the Premises (as stated in the Basic Lease Information) by the total rentable area of the office space in the Building (as stated in Section 1.2 hereof) and, in the event that either the rentable area of the Premises (as shall be determined from time to time in accordance with the provisions of Exhibit B or the total rentable area of the office space of the Building is changed, Tenant's Share will be appropriately adjusted as of the effective date of such change; and, as to the Tax Year or Expense Year (as said terms are hereinafter defined) in which such change occurs, Tenant's Share shall be determined on the basis of the number of days during such Tax Year and Expense Year at each such percentage.

         (b)"Tax Year" shall mean each twelve (12) consecutive month period commencing January 1st of each year, provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Share of Taxes (as hereafter defined) shall be equitably adjusted for the Tax years involved in any such change.

         (c)"Real Estate Taxes" shall mean all taxes, assessments, fees, impositions and charges levied upon or with respect to all or any part of the Real Property or any personal property of Landlord used in connection therewith, the ownership, leasing, operation, management, maintenance, alteration, repair, rebuilding, use or occupancy of the Building, Landlord's estate or interest in all or any part of the Real Property or any such personal property, including the gross receipts from the Real

Property, or this Lease or any encumbrance thereon, the leasehold estate created hereby or the rent payable hereunder. Real Estate Taxes shall include, without limitation, and whether now existing or hereafter enacted or imposed, all general real property taxes and general and special assessments (regardless of the method of valuation utilized by the taxing authority in determining the amount of any such tax or assessment), all charges, fees or assessments, whenever arising or paid or payable, for or with respect to transit, housing, police, fire or other governmental services or purported benefits to or burdens attributable to all or any part of the Real Property or any personal property of Landlord used in connection therewith, all service payments in lieu of taxes, and any tax, fee, imposition or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of all or any part of the Real Property, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord or any part of the Real Property, by the United States of America, the State of Utah, the City of Provo and County of Utah, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may now or hereafter be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include (i) taxes paid by Tenant pursuant to
Article XXV hereof or by other tenants or owners, or (ii) franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources, unless, due to a change in method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Real Estate Taxes shall also include reasonable legal fees and other costs and disbursements incurred by Landlord in connection with proceedings to contest, determine or reduce Real Estate Taxes.

         (d)"Expense Year" shall mean each twelve (12) consecutive month period commencing January 1st of each year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Expenses (as hereinafter defined) shall be equitably adjusted for the Expense Years involved in any such change.

         (e)"Expenses" shall mean the total costs and expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building and the common areas thereof and any other portions of the Real Property, and in connection with services provided to tenants of the Building, including, without limitation, (i ) the cost of air conditioning, electricity, heating, water, mechanical, telephone, ventilating, elevator systems and all other utilities, including taxes payable in connection therewith, and the costs of supplies and equipment and maintenance and service contracts in connection therewith, (ii) the cost of general maintenance, cleaning and service contracts, as well as the cost of all supplies, tools and equipment associated therewith, (iii) the cost of fire, extended coverage, sprinkler, public liability, property damage, rent, earthquake and all other insurance carried by Landlord with respect to the ownership and operation of the Building, (iv) wages, salaries and other labor costs, including taxes relating or incident to employment, insurance, retirement, welfare, unemployment, medical and other employee benefits of any nature whatsoever, (v) fees, charges and others costs, including management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Landlord or reasonably charged by Landlord if Landlord performs management services in connection with the Building, (vi) the cost of maintenance and operation of the Building and its amenities, including landscaping and security costs for the Building, (vii) the fair market rental value of Landlord's Building management and property manager's office, (viii) the cost of rentals of capital equipment, (ix) the cost of any capital improvements made to the Building after completion of its construction as a labor-saving or energy-saving device or for the purpose of effecting other economies in the operation or maintenance of the Building, or made to the Building after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for construction thereof were obtained, such cost to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of five percent (5%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements, but not in excess of the maximum rate permitted under applicable law to be charged by Landlord, and,
(x) any other expenses of any other kind whatsoever incurred in good faith in managing, operating, maintaining and repairing the Building and any other portions of the Real Property. The computation of Expenses shall be made in accordance with generally accepted accounting principles.

     4.2 Tenant shall pay to Landlord as Additional Charges one twelfth (1/12th) of Tenant's Share of the Real Estate Taxes for each Tax Year or portion thereof during the Term on or before the first day of each month during such Tax Year, in advance, in an amount estimated by Landlord in a writing delivered to Tenant; provided that Landlord shall have the right to revise such estimates from time to time and Tenant shall thereafter make payments hereunder on the basis of such revised estimates. With reasonable promptness after Landlord has received the tax bills for any Tax Year, Landlord shall furnish Tenant with a statement ("Landlord's Tax Statement") setting forth the actual amount of Real Estate Taxes for such Tax Year, and Tenant's Share thereof. If Tenant's Share of the actual Real Estate Taxes for such Tax Year exceeds the estimated Real Estate Taxes paid by tenant for such Tax Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the amount paid by Tenant and Tenant's Share of the actual Real Estate Taxes within fifteen (15) days after the receipt of Landlord's Tax Statement; and if the total amount of estimated Real Estate Taxes paid by Tenant for such Tax Year exceed Tenant's Share of the actual Real Estate Taxes for such Tax Year, such excess shall be credited against the next installments of Real Estate Taxes due from Tenant to Landlord hereunder (or in the event this Lease has terminated, shall be refunded by Landlord to Tenant subject to Landlord's rights to offset such excess against the amount of any damage or loss suffered by Landlord on account of Tenant's default).

     4.3 Tenant shall pay to Landlord as Additional Charges one twelfth (1/12th) of Tenant's Share of the Expenses for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount estimated by Landlord in a writing delivered to Tenant; provided that Landlord shall have the right to revise such estimates from time to time and Tenant shall thereafter make payments hereunder on the basis of such revised estimates. With reasonable promptness after the expiration of each Expense Year, Landlord shall furnish Tenant with a statement ("Landlord's Expense Statement"), certified by an independent certified public accountant, setting forth in reasonable detail the Expenses for such Expense Year, and Tenant's Share of such Expenses. If Tenant's Share of the actual Expenses for such Expense Year exceeds the estimated Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the amount of estimated Expenses paid by Tenant and Tenant's Share of the actual Expenses within fifteen (15) days after the receipt of Landlord's Expense Statement: and if the total amount of estimated Expenses paid by Tenant for such Expense Year exceeds Tenant's Share of the actual Expenses for such Expense Year, such excess shall be credited against the next installments of Expenses due from Tenant to Landlord hereunder (or in the event this Lease has terminated, shall be refunded by Landlord to Tenant subject to Landlord's rights to offset such excess against the amount of any damage or loss suffered by Landlord on account of Tenant's default).

     4.4 If the Commencement Date shall occur on a date other than the first day of a Tax Year and/or Expense Year, Tenant's Share of Real Estate Taxes and Expenses for the Tax Year and/or Expense Year in which the Commencement Date occurs shall be in the proportion that the number of days from and including the Commencement Date to and including the last day of the Tax and/or Expense Year in which the Commencement Date occurs bears to 365. In such event, Landlord shall deliver to Tenant on or about the Commencement Date a written notice setting forth Landlord's estimate of Tenant's Share of Real Estate Taxes and Expenses for the remainder of such Tax Year and Expense Year, and the monthly payment of Tenant's Share of Real Estate Taxes and Expenses for the remainder (as measured from the Commencement Date) of the then current Tax Year and Expense Year, and the monthly payment of Tenant's Share of Real Estate Taxes and Expenses for the remainder of such Tax Year and Expense Year shall be equal to Tenant's Share multiplied by a fraction, the denominator of which shall be the number of full months remaining from the Commencement Date to the end of the current Tax Year and Expense Year and the numerator of which shall be one (1). The first monthly payment of Tenant's Share shall be paid on the Commencement Date, if such date is the first day of a month, and otherwise shall be paid on the first day of the month following the Commencement Date, in which event such first monthly payment shall also include a prorated payment for the number of days from the Commencement Date to the first day of each month following the Commencement Date. Similarly, if the Expiration Date shall occur on a date other than the last day of a Tax Year and/or Expense Year, Tenant's Share of Real Estate Taxes and Expenses for the Tax Year and/or the Expense Year in which the Expiration Date occurs shall be in the proportion that the number of days from and including the first day of the Tax Year and/or Expense Year in which the Expiration Date occurs to and including the Expiration Date bears to 365.

     4.5 Only Landlord shall have the right to institute tax reduction or other proceedings to reduce the assessed valuation of the Land or the Building, provided that Landlord shall institute such proceedings when requested to do so by the tenants of not less than 50% of the rentable square footage area of the Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid Tenant's Share of Real Estate Taxes, Landlord shall, after deducting its expenses, including without limitation reasonable attorneys' fees and disbursements, pay Tenant's Share of such rebate to Tenant (prorated for any partial year if appropriate).

     4.6 Landlord's failure to prepare and deliver any tax bill, notice or statement provided for in this Article IV, or Landlord's or Tenant's failure to make a demand, shall not cause Landlord or Tenant, as the case may be, to forfeit or surrender its right to collect any amount which may become due to it under this Article.


                                  ARTICLE V

                     USE OF PREMISES; CONDUCT OF BUSINESS

     5.1 Tenant shall use and continuously occupy the Premises during the Term of this Lease solely for general office purposes and for no other use without the prior written consent of Landlord.

     5.2 Tenant shall not use or occupy, or permit the use or occupancy of, the Premises or any part thereof for any use other than the use specifically set forth in Section 5.1 hereof, or in a manner that would conflict with the provisions of Article X or Section 15.4 hereof or that, in Landlord's judgment, would adversely affect or interfere with any services required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, or with the proper and economical provision of any such service, or with the use or enjoyment of any part of the Building by any other tenant or occupant thereof, or that would conflict with or violate any permit, special restriction or certificate of occupancy or completion required, recorded or issued for the Premises or any other part of the Building. Tenant, and its associates, agents, employees, customers, visitors and invitees shall not occupy, at any time, more motor vehicle parking stalls than the number set forth in the Basic Lease Information (Available Parking Stalls).

     5.3 Tenant shall not do anything or permit anything to be done or to exist in or about the Premises which shall (a) be in conflict with any laws, ordinances, or governmental regulations, or (b) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation or other activity being conducted in the Premises or any condition of or in the Premises.


                                  ARTICLE VI

                        COMMON AREAS; BUILDING CHANGES

     6.1 The manner in which the common areas of the Real Property are maintained and operated and the expenditures therefore shall be at the sole and absolute discretion of Landlord, and the use of such areas and any facilities in connection therewith shall be subject to the Rules and Regulations (as defined in Article XXIII). The term "common areas" as used herein shall mean the pedestrian sidewalks, and open spaces, truckways, delivery areas, and stairs not contained in any of the leased areas of the Building, and all other areas or improvements that may be provided by Landlord for the convenience and use of the tenants of the Building and their respective agents, employees, customers, invitees, and any other licensees and invitees of Landlord. Landlord reserves the right, from time to time, to utilize portions of the common areas for entertainment, displays, or such other uses that, in Landlord's judgment, tend to promote the character or attractiveness of the Building.

     6.2 Landlord hereby reserves the right to its sole and absolute discretion, at any time from time to time, without same constituting an actual or constructive eviction, to make alterations, additions, repairs, or improvements to or in, or decrease the size or area of, all or any part of the Building, the fixtures and equipment, therein, the heating, ventilation, air conditioning, plumbing, electrical, mechanical, fire protection, life safety, and other systems of the Building (the "Building Systems"), the common areas and all other parts of the Real Property, and to change arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets and other public parts of the Building.


                                 ARTICLE VII

                    TENANT'S PROPERTY AND TENANT'S CHANGES

     7.1 Except as provided in Section 7.2, all fixtures, equipment, improvements, appurtenances and other property attached to or built into the Premises at the commencement of or during the Term, whether or not pursuant to the Work Letter and whether or not at the expense of Tenant, and any replacements thereof whether or not at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as hereinafter in this Article VII expressly provided.

     7.2 All furniture, furnishings and other articles of movable personal property installed in the Premises by or for the account of Tenant, without expense to Landlord, and which can be removed without structural or other material damage to the Building or the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Term; provided that if any of Tenant's Property is removed, Tenant or any party or person entitled to remove it shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from such removal, which obligation to perform or pay for such repairs shall survive the termination of this Lease. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant or which is a replacement for such items originally provided by Landlord at Landlord's expense shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, and shall not be considered Tenant's Property.

     7.3 At or before the Expiration Date of this Lease, Tenant shall remove from the Premises all of Tenant's Property except such items as the parties shall have agreed are to remain and to become the property of Landlord, and if Landlord so requests, Tenant shall also remove any Non-Building Standard Work (as defined in the Work Letter) and any additional work or alterations installed by Tenant pursuant to

Section 7.4 or Section 15.6 or otherwise. In each instance, Tenant at its sole cost and expense shall repair any damage to the Premises or the Building resulting from such removal. Tenant's obligations under this Section 7.3 shall survive the termination of this Lease. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this Lease and after thirty (30) days written notice, may, at the option of Landlord, be deemed abandoned and in such case may either be retained by Landlord as its property or be disposed of, without account- ability, at Tenant's expense in such manner as Landlord may see fit.

      7.4 Tenant shall make no alterations, installations, additions or improvements (collectively "Tenant's Changes") in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. No Tenant's Changes shall require Landlord to do any work or expend any sums, whether pursuant to any applicable law, code or regulation or otherwise, for or with respect to the Premises or any other part of the Real Property, nor result in the loss of any rentable area or any amenities of the Building or otherwise adversely affect any economies in the operation of the Building. All Tenant's Changes shall be done at Tenant's expense, in accordance with plans and specifications approved by Landlord, only by such contractors or mechanics as are approved by Landlord in conformity with the requirements of Section 8.2(c) and (e) hereof, and subject to all other conditions which Landlord may in its sole and absolute discretion impose. Any proposed Tenant's Changes to or affecting any of the Building Systems must be either designed by or approved by Landlord's Building engineer. Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses incurred in connection with any proposed Tenant's Changes, including without limitation any fees charged by Landlord's architect or Building engineer in connection with the preparation or review of any plans and specifications for any proposed Tenant's Changes, within five (5) days after demand therefor by Landlord.


                                 ARTICLE VIII

                           MAINTENANCE AND REPAIRS

      8.1 Landlord shall maintain and repair the Building shell and the Building Systems (exclusive of connections thereto installed in the Premises by or for Tenant which are Non-Building Standard Work), provided that Tenant shall be obligated to reimburse Landlord upon demand for the costs of such repair or maintenance if necessitated or occasioned by the acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or any of their servants, employees, contractors, agents, customers, visitors or licensees, or by the use or occupancy of the Premises by Tenant, or by reason of any Non-Building Standard Work or any Tenant's Changes, reasonable wear and tear excepted.

      8.2 All repairs and replacements made by or on behalf of Tenant or any person or entity claiming through or under Tenant shall be made and performed
(a) at Tenant's cost and expense, (b) by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, (c) using equipment and materials which will not impair or otherwise adversely affect or interfere with the operation, performance or reliability of any of the Building Systems or with the use and occupancy of the common areas of the Building or the premises of any other tenant of the Building, (d) so that same shall be at least equal in quality, value, and utility to the original work or installation, and (e) in accordance with the Rules and Regulations and with all Legal Requirements (as defined in Article X).

                                  ARTICLE IX

                                    LIENS

     Tenant shall keep the Premises free from any liens arising out of Tenant's Changes and any other work performed, material furnished or obligations incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All reasonable sums paid by Landlord and all reasonable expenses incurred by Landlord in connection therewith (including without limitation reasonable attorneys' fees) shall be payable to Landlord by Tenant on demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, and all or any part of the Real Property, and any other party having an interest therein, from mechanics' and materialmen's liens. Tenant shall give Landlord at least five (5) business days' prior written notice of commencement of any repair or construction on the Premises.

                                  ARTICLE X


                             COMPLIANCE WITH LAWS

     Tenant shall not use or occupy, or permit the use or occupancy of, the Premises in a manner that would violate any Legal Requirements. Tenant, at Tenant's cost and expense, shall comply with all Legal Requirements that shall impose any duty upon Tenant with respect to the Premises or the use or occupancy thereof, except that Tenant shall not be required to make any alterations to the Building shell or the Building Systems in order to comply therewith unless such alterations shall be necessitated or occasioned, in whole or in part, by Non-Building Standard Work or Tenant's Changes or by the acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or any of their servants, employees, contractors, agents, customers, visitors or licensees, or the use or occupancy or manner of use or occupancy of the Premises by Tenant. The term "Legal Requirements" shall mean all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, restrictions and requirements of and agreements with all courts and governmental authorities now or hereafter in effect and applicable to the Real Property or any part thereof, or any of the adjoining sidewalks, streets or ways.

                                  ARTICLE XI

                                SUBORDINATION

      11.1 This Lease is subject and subordinate to all existing mortgages and deeds of trust encumbering the Building.

      11.2 This Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases that may hereafter be executed affecting the Real Property, and (b) the lien of any mortgages or deeds of trust that may now exist or hereafter be executed in any amount for which the Real Property, underlying leases, Building rentals, or Landlord's interest or estate in any of said items is specified as security. Landlord shall use its best efforts to secure in any such mortgages or deeds of trust and in any such other ground leases or underlying leases a covenant on the part of the mortgagees, beneficiaries or ground or underlying lessors thereunder to recognize the interest of Tenant under this Lease in the event of any foreclosure or conveyance in lieu of foreclosure, if at the time of any such event Tenant is not then in default hereunder.

      11.3 Notwithstanding any recognition of this Lease by any mortgagees, beneficiaries, or ground or underlying lessors pursuant to Section 11.1, (i) Tenant's interest under this Lease shall nevertheless be subject to the rights of such mortgagees or beneficiaries or ground or underlying lessors or Ground Lessor to insurance and condemnation proceeds with respect to the Real Property, (ii) any such recognition of Tenant's interest under this Lease shall not result in any liability or responsibility on the part of any such mortgagees, beneficiaries or ground or underlying lessors, for any past defaults of Landlord, the prepayment of any Rent by Tenant, any claim or setoff that Tenant may have against Landlord, or any obligations of Landlord with respect to the construction of the Building or the Premises, or any part thereof, and (iii) no amendment of this Lease shall be binding on any such mortgagees or beneficiaries or ground or underlying lessors or Ground Lessor without such party's written consent.

      11.4 In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination of any ground lease, underlying lease or lien to this Lease, attorn to and become the tenant pursuant to the terms of this Lease of the successor in interest to Landlord at the option of such successor in interest.

      11.5 The provisions of this Article XI shall be self-operative and no further instrument shall be required. Tenant covenants and agrees, however, to execute and deliver, promptly upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the lien of any such mortgages or deeds of trust.


                                 ARTICLE XII

                          ASSIGNMENT AND SUBLETTING

      12.1 Neither Tenant, nor any other person or entity which at any time uses or occupies, or holds any interest in this Lease with respect to, all or any part of the Premises, whether acquired directly or indirectly from Tenant, including without limitation any subtenant or subassignee of any type, and any person or entity acquiring any interest of Tenant or any such other person or entity under this Lease pursuant to any foreclosure sale or conveyance in lieu thereof (collectively "Transferor"), shall directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of its interest in or rights with respect to the premises or its leasehold or subleasehold estate (collectively, "Assignment"), or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, "Sublease"), without Landlord's prior written consent, which consent shall not be unreasonably withheld, in each instance as provided hereinbelow, and each Transferor's leasehold estate shall consist only of the right to use and occupy the Premises (or the portion thereof covered by a Sublease) for its own purposes during the term of its leasehold estate.

      12.2 If Tenant or any other Transferor desires at any time to enter into an Assignment or a Sublease, it shall first give written notice to Landlord of its intention to do so (the "Notice of Proposed Transfer"), which notice shall contain (a) the name of the proposed assignee, subtenant or occupant (collectively "Transferee"), (b) the nature of the proposed Transferee's business to be carried on in the Premises, (c) the terms and provisions of the proposed Assignment or Sublease, and (d) the most recent financial statement or other equivalent financial information concerning the proposed Transferee. In addition, Tenant shall provide to Landlord such other financial information as Landlord may request concerning the proposed Transferee.

      12.3 If Landlord consents to any Sublease or Assignment as set forth in subsection 12.1:

         (a) Tenant or other Transferor may thereafter within ninety (90) days after Landlord's consent enter into such Assignment or Sublease, but only with the party and upon the specific terms and conditions set forth in the Notice of Proposed Transfer;

         (b) Such Sublease or Assignment shall be subject to and in full compliance with all of the terms and provisions of this Lease; and Landlord's consent to such Sublease or Assignment shall not be construed as a consent to any terms thereof which are inconsistent or in conflict with any of the provisions of this Lease unless and only to the extent that Landlord in such consent specifically agrees in writing to be bound by such inconsistent or conflicting terms.

      12.4 No consent by Landlord to any Assignment or Sublease by Tenant or other Transferor shall relieve Tenant or other Transferor of any obligation to be performed by Tenant or such Transferor under this Lease, whether arising before or after the Assignment or Sublease, including without limitation the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Article XII shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of any Rent by Landlord from a proposed Transferee shall not constitute consent to such Assignment or Sublease by Landlord or a recognition of any Transferee or a waiver by Landlord of any failure of Tenant or other Transferor to comply with this Article XII.

      12.5 Any direct or indirect sale or other transfer of a majority of the voting stock of Tenant or other Transferor, if Tenant or such Transferor is a corporation, or any direct or indirect sale or other transfer of a majority of the general partnership interests in Tenant or other Transferor, if Tenant or other Transferor is a partnership, whether any such sale or transfer shall occur as the result of any single transaction or event or any series of transactions or events, shall be an Assignment for purposes of this Article XII if this Lease constitutes all or substantially all of the real estate assets of Tenant or other Transferor. In addition, any direct or indirect sale or other transfer, including by merger or consolidation, of all or a substantial part of the assets of Tenant or other Transferor to another person or entity, shall constitute an Assignment for purposes of this Article XII.
As used in this Section 12.5, the term "Transferor" shall also mean any entity which has guaranteed Tenant's or other Transferor's obligations under this Lease, and the prohibitions hereof shall be applicable to any direct or indirect sales or transfers of the stock, partnership interests or assets of said guarantor to the same extent as if such guarantor were the Tenant hereunder.

      12.6 Each Transferee, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Rent, and for the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that without limiting the obligations of Tenant under this Lease the Transferee shall be liable to Landlord for Rent only in the amount set forth in the Assignment or Sublease unless otherwise agreed by the parties thereto. No Assignment shall be binding on Landlord unless Tenant or other Transferor or Transferee shall deliver to Land lord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by such Transferee satisfactory in substance and form to Landlord and consistent with the requirements of this Section 12.6, but the failure or refusal of such Transferee to execute such instrument of assumption shall not release or discharge such Transferee from its liability as set forth above. Tenant or other Transferor shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with any proposed Assignment or Sublease, including without limitation the costs of making investigations as to the acceptability of the proposed Transferee and legal costs incurred in connection with the granting of any requested consent. If Landlord shall exercise any of its options under subsections 12.3(a) or (b), Transferor shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damage, cost and expense (including without limitation reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed Transferee or by any party engaged or retained by Tenant or other Transferor or the proposed Transferee in connection with any proposed Assignment or Sublease, including without limitation any real estate brokers, agents or sales personnel.


                                 ARTICLE XIII

                                 DESTRUCTION

      13.1 If the Premises shall be damaged by fire or other casualty and the resulting loss is fully insured against by any fire and extended coverage insurance policy covering the Building which Landlord may elect to carry, and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage; subject, however, to the provisions of Section 13.2 and provided that Landlord shall have no obligation to repair any damage to or to replace Tenant's Property or any other property or effects of Tenant. Except as otherwise provided in this Article XIII, if the entire Premises shall be rendered untenantable by reason of any such damage and Tenant is not occupying and using any part thereof, the Rent shall abate for the period from the date of such damage to the date when Landlord shall have completed its repair of the Premises, and if only a part of the Premises shall be rendered untenantable, the Rent shall abate for such period in the proportion that the area of the part of the Premises so rendered untenantable bears to the total area of the Premises, but only to the extent that such untenantability materially interferes with the conduct of Tenant's business on the unaffected portion of the Premises; provided, however, if, prior to the date when Landlord shall have completed all of its repairs to the Premises, all or any part of the Premises with respect to which the Rent abates as provided above shall be repaired by Landlord or shall be used or occupied by Tenant or any person or persons claiming through or under Tenant or shall cease to cause such material interference, then the Rent attributable to the Premises or such part thereof shall be reinstated on the date of any such use, occupancy or tenantability, or cessation of interference.

      13.2 Notwithstanding the provisions of Section 13.1 hereof, if, prior to or during the Term (a) the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, or (b) the Building shall be so damaged by fire or other casualty that substantial alteration, demolition or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged), then, in either of such events, Landlord, at Landlord's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a thirty (30) days' notice of termination of this Lease and, in the event such notice is given, this Lease shall terminate upon the expiration of such thirty (30) days; and the Rent shall be apportioned as of such date and any prepaid Rent, or any portion thereof, for any period after such date shall be refunded by Landlord to Tenant.

      13.3 Landlord and Tenant shall each obtain and maintain, throughout the Term, in any casualty insurance policies carried by such party covering any part of the Real Property, the Premises, or the contents therein, including Tenant's Property, a waiver of all rights of subrogation which the insurer of one party might have against the other party, which waiver shall be effective so long as a corresponding waiver is carried by the other party in its policies. In further implementation of the foregoing, each party hereby waives (a) any obligation on the part of the other party to make repairs necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (b) any right of recovery against the other party, any other permitted occupant of the Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. If such waiver of subrogation can be obtained under any such policy of insurance only upon payment of an additional premium and the party benefiting from such waiver shall not pay such additional premium on demand, or if such waiver cannot be obtained upon other conditions acceptable to the party benefiting from such waiver, then the party benefiting from such waiver shall be deemed to have agreed that the other party shall be released from all of its foregoing obligations and waivers under this Section 13.3. Except to the extent expressly provided in this Section 13.3 hereof, nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers which Tenant may have under law or under the provisions of this Lease in connection with any damage to the Premises or the Building by fire or other casualty.

      13.4 Notwithstanding any other provisions of this Article XIII, if any such damage is due to the act or negligence of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, or contractors, then there shall be no abatement or apportionment of Rent by reason of such damage, except to the extent that Landlord is reimbursed for such abatement or apportionment of Rent pursuant to any rental interruption insurance policies that Landlord may, in its sole discretion, elect to carry, and only if such reimbursement does not result in a premium increase to Landlord by reason of unfavorable claims experience.

                                 ARTICLE XIV

                                EMINENT DOMAIN

      14.1 As used herein, the term "Taking" shall mean a permanent or temporary condemnation or taking of all or any portion of the Premises or the Building in any manner for public or quasi-public use, including but not limited to a conveyance or assignment in lieu of a condemnation or taking. Except as otherwise provided in Section 14.4:

         (a) If a Taking covers the entire Premises, this Lease shall automatically terminate as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking.

         (b) If a Taking covers only a part of the Premises, this Lease shall automatically terminate as to the portion of the Premises so taken as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or Taking.

         (c) If a Taking covers such portion of the Building so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the earlier of the date of the vesting of title or the date of dispossession of the owner or tenant of the portion of the Building so taken, by written notice to Tenant within sixty (60) days following notice from the condemning authority to Landlord of the date on which said vesting or dispossession will occur.

         (d) If a substantial portion of the Premises is taken so as to render the remaining portion untenantable and unusable by Tenant, this Lease may be terminated by Tenant as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking, by written notice to Landlord.

      14.2 Except as otherwise provided in Section 14.4, Landlord shall be entitled to the entire award in any Taking, including, without limitation, any award made for the value of the leasehold estate or any other rights of Tenant created by or existing under this Lease. No award for any partial, temporary or entire Taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such Taking, together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant specifically and separately for its relocation expenses, the taking of Tenant's Property, or the interruption of or damage to Tenant's business.

      14.3 In the event of a Taking that does not result in a termination of this Lease as to the entire Premises, then except as otherwise provided in
Section 14.4 the Rent shall abate in proportion to the portion of the Premises covered by such Taking, but only to the extent that such Taking materially interferes with the conduct of Tenant's business on the remaining portion of the Premises.

      14.4 Notwithstanding any other provision of this Article XIV, if a Taking occurs with respect to all or any portion of the Premises for a limited period of time, this Lease shall remain unaffected thereby and Tenant shall continue to pay in full all Rent. In the event of any such temporary Taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term.

                                  ARTICLE XV

                                  UTILITIES

      15.1 Tenant shall pay for all fuel and electric current required for the heating, air conditioning, and ventilation systems required for the use and occupancy of the Premises. Tenant shall provide all janitorial services for the Premises. Landlord shall provide water for lavatory and drinking purposes.

      15.2 In the event any governmental authority promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory controls or guidelines on Landlord or the Building or any part thereof, relating to the use or conservation of energy, water, gas, light or electricity or the provision of any other utility or service provided with respect to this Lease, Landlord may, in its sole and absolute discretion, take any action necessary to comply with such mandatory controls or guidelines, including making alterations to the Building. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full Rent reserved hereunder or to perform each of its other covenants hereunder or constitute or be construed as a constructive or other eviction of Tenant.

     15.3 Without the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall not: (a) connect any electrical equipment to the Building's electricity distribution system other than customary lamps, typewriters and other small office machines which consume comparable amounts of electricity, or use any electrical equipment that exceeds the capacity of the electrical Building System; (b) connect any apparatus, machine or device with water pipes or electrical current (except in the case of electric current, through existing electrical outlets in the Premises), for the purpose of using water or electric current; or (c) maintain an electrical load at any time in excess of 2.25 watts per square foot of rentable area of the Premises. Landlord shall have the right at any time to install an electric current meter in the Premises to measure the amount of electric current consumed on the Premises.

       15.4 Without the prior written consent of Landlord, which Landlord may refuse in its sole and absolute discretion, Tenant shall not place or install in the Premises any machine or equipment the weight of which shall exceed the normal load bearing capacity of the floors of the Building; and, if Landlord consents to the placement or installation of any such machine or equipment in the Premises, Tenant at its sole cost and expense shall reinforce the floor of the Premises in the area of such placement or installation, pursuant to plans and specifications approved by Landlord and otherwise in compliance with
Article VII hereof, to the extent necessary to ensure that no damage to the Premises or the Building or weakening of any structural supports will be occasioned thereby. Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses incurred in connection with Landlord's review of any plans and specifications for reinforcement of the floor of the Premises within five
(5) days after demand therefor by Landlord.

       15.5 Tenant shall be permitted to obtain office and communications services from any reputable person or entity in the business of providing the same (herein called a "Service Provider"), provided that Landlord shall not be required thereby to make any alterations in or to any part of the Building or provide to such Service Provider any space in the Building or the use of any facilities or equipment of the Building, and provided further that no such services provided by a Service Provider, or any equipment or facilities used or to be used in connection therewith, shall be incompatible in any respect with, or shall interfere with or otherwise impair or adversely affect, the operation, reliability or quality of the Building Systems. Tenant shall be responsible for the installation, completion, maintenance, repair, start up and operation of any and all communications and telecommunications, data processing, computer, word processing, photocopying, library retrieval, records and file storage, and all other facilities and installations required by Tenant either initially or from time to time for the conduct of its business in or from the Premises. No delay or failure in delivery installation or operation of any such facilities or installation or any systems, equipment or services required in connection therewith, shall delay the Commencement Date of this Lease or the obligation of Tenant to pay Rent and perform its other covenants as provided herein, or in any other manner reduce or affect any of the obligations of Tenant under this Lease.


                                 ARTICLE XVI

                                   DEFAULT

      16.1 Any vacation or abandonment of the Premises for a continuous period in excess of five (5) business days or any failure to pay any Rent as and when due, or any failure to perform or comply strictly with any covenant or condition of or representation made under this Lease (including any Exhibits hereto), shall constitute a default hereunder by Tenant, subject in the specific instances set forth below to the expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of fifteen (15) days from the date of written notice from Landlord within which to cure any default in the payment of Rent. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that with respect to any default other than the payment of Rent that cannot reasonably be cured within ten (10) days, the default shall not be deemed uncured if Tenant commences to cure such default within ten (10) days from Landlord's notice and continues to prosecute diligently the curing thereof to completion within a reasonable time, but in any event Tenant must complete such cure within sixty (60) days after the date of Landlord's notice.

      16.2 Upon the occurrence of a default by Tenant which is not cured by Tenant within the applicable grace period specified in Section 16.1 hereof, Landlord shall have the following rights and remedies in addition to all other rights or remedies available to Landlord at law or in equity:

         (a) The right of Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession. If Landlord exercises said rights, Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and upon such other terms as Landlord in its reasonable discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each such subletting, (i) Tenant shall be immediately liable for payment to Landlord of, in addition to Rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Rent owing hereunder for the period of such subletting (to the extent such period does not exceed the Term) exceeds the amount to be paid as Rent for the Premises for such period pursuant to such subletting, or (ii) at the option of Landlord, rents received from such subletting shall be applied first, to payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by

Landlord and applied in payment of future Rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received from such subletting under clause (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under clause (ii) during any month are less than those required to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly within five
(5) days following written notice from Landlord. For all purposes set forth in this Section 16.2(a) Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant shall be construed as an election on its part to terminate this Lease or Tenant's right to possession unless a written notice of such intention is given to Tenant. No action taken by Landlord pursuant to this paragraph shall be deemed a waiver of any default by Tenant, and notwithstanding any such subletting without termi-nation, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

         (b) The right to terminate this Lease and dispossess Tenant by giving notice to Tenant in accordance with applicable Utah law.

         (c) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Sections 16.2(a) hereof.

         (d) The right and power, as attorney-in-fact for Tenant to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and to apply the proceeds therefrom pursuant to applicable Utah Law. In connection therewith, Landlord is hereby granted a lien against all of Tenant's Property situated within the Premises.

      16.3 Termination of this Lease under this Article XVI and exercise of any remedies of Landlord as provided herein shall not affect or terminate the right of Landlord to enforce any and all indemnities given Landlord by Tenant under the terms of this Lease, which indemnities shall survive any termination of this Lease.


                                 ARTICLE XVII

                           INSOLVENCY OR BANKRUPTCY

      The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or the commencement of a case or proceeding by or against Tenant or any other action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization, moratorium or other debtor relief act or statute, whether now existing or hereafter amended or enacted, shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall automatically terminate without further notice of termination from Landlord to Tenant, provided that Landlord may enforce any of its remedies under Section 16.2, except subsection (b) thereof, and provided further that neither such termination nor exercise of remedies shall affect or terminate the right of Landlord to enforce any and all indemnities given Landlord by Tenant under the terms of this Lease. In no event shall this Lease be assigned or assignable by operation of law or by virtue of or in any voluntary or involuntary bankruptcy, reorganization or insolvency case or proceeding or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, reorganization, insolvency or other debtor relief proceeding.


                                ARTICLE XVIII

                   FEES AND EXPENSES; INDEMNITY; INSURANCE

      18.1 If Tenant shall default in the performance of any of its obligations under this Lease, Landlord, at any time thereafter and upon fifteen (15) days' prior written notice, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving such default or rights or remedies of Landlord on account of such default. Except as specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within five (5) days after delivery by Landlord to Tenant of bills or statements therefor: (a) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in connection with any remedying by Landlord for Tenant's account pursuant to the immediately preceding sentence; (b) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 18.2 hereof; (c) sums equal to all expenditures made and monetary obligations incurred by Landlord, including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in collecting or attempting to collect any Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law. Tenant's obligations under this
Section 18.1 shall survive the expiration or other termination of this Lease.

      18.2 Tenant agrees to indemnify Landlord against and save Landlord harmless from any and all loss, cost, liability, damage and expense including, without limitation, penalties, fines and reasonable counsel fees and disbursements, incurred in connection with (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease, or (b) any acts, omissions or negligence of Tenant. Tenant's obligations under this Section 18.2 shall survive the expiration or other termination of this Lease.

      18.3 Tenant shall procure at its cost and expense and keep in effect during the Term (a) comprehensive general liability insurance, including without limitation contractual liability and specific coverage of risks arising out of any activities of Tenant pursuant to Article VII hereof, with a minimum combined single limit of liability of One Million Dollars ($1,000,000.00), which limit of liability may be increased from time to time by mutual agreement of the parties hereto. And which insurance shall specifically include all liability assumed hereunder by Tenant (provided that the amount of such insurance shall not be construed to limit the liability of Tenant hereunder), and (b) insurance against damage or destruction by fire, lightning and other risks from time to time included under generally available extended coverage endorsements in an amount adequate to cover the cost of replacement of all Tenant's Property within the Premises. Such insurance shall name Landlord as an additional insured, shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. Tenant shall deliver policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of a statement therefor. Tenant's compliance with the provisions of this Section 18.3 shall in no way limit Tenant's liability under any of the other provisions of this Article XVIII.


                                 ARTICLE XIX

                              ACCESS TO PREMISES

      Landlord reserves and at all times during the Term and shall have the right to enter the Premises at all reasonable times to inspect same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees and tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building, as provided in Articles VI, VIII, XIII, and XV hereof. Landlord may for any of the above purposes erect, use and main- tain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that the principal entrance to the Premises shall not be blocked thereby for any unreasonable period of time, and further provided that the business of Tenant shall not be interfered with unreasonably. Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall have the right to enter and inspect any special security areas referred to in the immediately preceding sentence upon notice to Tenant, provided that Tenant may require Landlord to be accompanied by a representative of Tenant during such inspection. Tenant shall be liable to Landlord for all of Landlord's damages, including consequential damages, to the extent Landlord is unable to protect all or any part of the Real Property during an emergency because of Landlord's lack of access to a special security area.


                                  ARTICLE XX

                                   NOTICES

      Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail or delivered personally, (a) if to Tenant (i) at Tenant's address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, or (ii) at the Premises if sent subsequent to Tenant's taking possession of the Premises, or
(iii) at any place where Tenant or any agent, officer, partner or employee of Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, or (b) if to Landlord, at Landlord's address set forth in the Basic Lease Information, or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this
Article XX. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given upon the earlier of receipt or three (3) days after the date when it shall have been mailed as provided in this Article XX if sent by certified mail, or upon the date personal delivery is made, provided, however, that any refusal to accept personal delivery or delivery by mail shall be deemed to constitute receipt thereof. If Tenant is notified of the identity and address of any ground or underlying lessors of the Real Property or any part thereof, or any mortgagees or deed of trust beneficiaries of Landlord, Tenant shall give to the ground or underlying lessors, or such mortgagees or beneficiaries, as applicable, notice of any default by Landlord under the terms of this Lease, which notice shall be in writing sent by certified mail, and the ground or underlying lessors, or such mortgagees or beneficiaries, as applicable, shall be given a reasonable opportunity, but shall have no obligation, to cure such default prior to Tenant exercising any remedy available to it.


                                 ARTICLE XXI

                                   WAIVERS

      21.1 The failure by either party to insist upon the strict performance of any obligation of the other party under this Lease, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the aggregate of all Rent then due under this Lease shall be deemed to be other than on account of the first items of such Rent then accruing or becoming due, unless Landlord elects otherwise; and no endorsement or statement on any check and no letter or other writing accompanying any check or other payment of Rent in any such lesser amount and no acceptance of any such check or other such payment by Landlord shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other legal remedy.

      21.2 Neither this Lease nor any term or provisions hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought, and subject in any event to the provisions of Section
11.1. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. The consent of Landlord given in any instance under the terms of this Lease shall not relieve Tenant of any obligation to secure the consent of Landlord in any other or future instance under the terms of this Lease.


                                 ARTICLE XXII

                            TENANT'S CERTIFICATES

      Tenant, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser or any then current or prospective ground or underlying lessor or mortgagee of any part of the Real Property, a certificate stating: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement and Expiration Dates of this Lease, (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications), (d) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same), (e) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying same), (f) the dates, if any, to which the Rent has been paid, and (g) any other information, including, without limitation, financial information, that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this
Article XXII may be relied upon by Landlord and any prospective purchaser or any then current or prospective ground or underlying lessor or mortgagee of all or any part of the Real Property.


                                ARTICLE XXIII

                            RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit D and all modifications thereof and additions thereto from time to time as mutually agreed to by the parties hereto (the "Rules and Regulations"). Landlord shall have no duty to enforce the Rules and Regulations against, nor shall Landlord be responsible for the nonperformance of the Rules and Regulations by, any other tenant or occupant of the Building. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and the terms, covenants, agreements and conditions of the Rules and Regulations, this Lease shall control.

                                 ARTICLE XXIV

                      TAX ON TENANT'S PERSONAL PROPERTY

      At least ten (10) days prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant's Property and shall deliver satisfactory evidence of such payment to Landlord. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's Property or upon any Non-Building Standard Work, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment, as determined from time to time by Landlord.


                                 ARTICLE XXV

                      AUTHORITY; APPOINTMENT OF LANDLORD

      25.1 If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in Utah, that Tenant has full right and authority to enter into and perform this Lease, and that each and all of the persons signing on behalf of Tenant are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

     25.2 Any appointment of Landlord as attorney-in-fact for Tenant provided for in this Lease shall be deemed to be an appointment coupled with an interest of Landlord as the true and lawful attorney-in-fact for Tenant for the purposes provided for herein, with power of substitution, and shall be irrevocable during the Term of this Lease.


                                 ARTICLE XXVI

                               SECURITY DEPOSIT

      By execution of this Lease, Landlord acknowledges receipt of Tenant's security deposit in the amount specified in the Basic Lease Information for the faithful performance of all terms, covenants and conditions of this Lease. Tenant agrees that Landlord may, without waiving any of Landlord's other rights and remedies under this Lease upon the occurrence of any of the events of default described in this Lease, apply the security deposit in whole or in part to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants or conditions contained herein, to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any default by Tenant. If Tenant has kept and performed all terms, covenants and conditions of this Lease during the Term, Landlord will within thirty (30) days following the termination hereof return said sum to Tenant or the last permitted assignee of Tenant's interest hereunder as of the expiration of the Term. Should Landlord use any portion of the security deposit to cure any default by Tenant hereunder, Tenant shall forthwith replenish the security deposit to the original amount upon demand. Landlord shall not be deemed to hold the security deposit in trust and shall not be required to keep the security deposit separate from its general funds. Tenant shall not be entitled to any interest or other return on such deposit.


                                ARTICLE XXVII

                            RESOLUTION OF DISPUTES

      Any dispute, controversy, or claim arising under this Lease shall be submitted to a court of competent jurisdiction for a decision. Venue for any lawsuit to determine either party's rights, duties, and obligations under this Lease shall be Fourth Judicial District Court, Utah County, State of Utah.


                                ARTICLE XXVIII

                                MISCELLANEOUS

       28.1 The words "Landlord" and "Tenant" as used herein shall include the permitted successors and assigns of each. The plural number shall include the singular, and vice-versa. Words used in the neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease. As used herein, the term "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

      28.2 The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their respective personal representatives and successors and assigns; provided, however, upon the sale, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Building as owner or ground lessee, including any transfer by operation of law, the Landlord (or subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee or other transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities, and Landlord shall also be relieved of all responsibility or liability for any security deposit of Tenant held by Landlord upon the transfer thereof to any grantee, assignee or transferee in connection with such sale, assignment or transfer. A lease of the entire Building to a person other than for occupancy thereof shall be deemed a transfer within the meaning of this Section 28.2.

      28.3 If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

      28.4 This Lease shall be construed and enforced in accordance with the laws of the State of Utah.

      28.5 Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Tenant shall not be authorized to record this Lease or any memorandum thereof without Landlord's prior written consent.

      28.6 This instrument, including the Exhibits hereto, which are hereby made a part of this Lease, contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Real Property or this Lease except as may be expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

      28.7 The review, approval, inspection or examination by Landlord of any plans, specifications or any other item to be reviewed, approved inspected or examined by Landlord under the terms of this Lease (including any of the Exhibits attached hereto) shall not constitute the assumption of any responsibility for or any representation by Landlord as to the accuracy or sufficiency of such plans, specifications or other item, or the quality or suitability of such plans, specifications or other item for its or their intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Building and under this Lease, and neither Tenant nor any person or entity claiming through or under Tenant nor any third party, including, without limitation, the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder or claim against Landlord on account of any such review, approval, inspection or examination by Landlord.

      28.8 In the event that either Landlord or Tenant fails to perform any of its obligations under this Lease or in the event a dispute arises concerning the meaning or interpretation of any provisions of this Lease, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable counsel fees.

      28.9 Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in the condition in which they are required to be kept as provided in Article VIII hereof, ordinary wear and tear and the provisions of Article XIII excepted.

      28.10 Upon Tenant paying the Rent and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Lease and to any mortgages and deeds of trust, and any other ground or underlying leases referred to in Article XI hereof.

      28.11 Tenant covenants and agrees that no reasonable diminution of light, air or view by any structure that may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction or abatement of Rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

      28.12 Any holding over without Landlord's express written consent shall constitute a continuing default by Tenant and entitle Landlord to exercise any or all of its remedies as provided in Article XVI hereof, notwithstanding that Landlord may elect to accept one or more payments of Rent from Tenant.

      28.13 In the event of any default by Landlord hereunder, Tenant shall look only to Landlord's interest in the Land and Building for the satisfaction of Tenant's remedies; and no other property or assets of Landlord or any partner, member, officer or director thereof, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease.

      28.14 Whenever the consent or approval of the Landlord is required pursuant to any provision of this Lease or any Exhibit hereto, such consent or approval shall not be unreasonably withheld by Landlord, unless the particular provision expressly states that such consent or approval may be given or withheld in the sole and/or absolute discretion of Landlord. Notwithstanding the foregoing, (i) it shall be reasonable for Landlord to withhold its consent if any ground or underlying lessor of the Land, or any mortgagee or deed of trust beneficiary holding any lien on any part of the Real Property, shall be required, and such party shall not have given its consent, and (ii) if the consent or approval of Landlord is called for at a time when an event of default has occurred under this Lease and is continuing, Landlord shall have no obligation to act on the matter in question until such event of default has been remedied.

      28.15 Each party hereto represents to the other that it has dealt with no broker in connection with the execution and delivery of this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all losses, costs, damages, liabilities and expenses (including without limitation court costs and reasonable counsel fees) resulting from a breach by the indemnifying party of the foregoing representation.

      28.16 All rights and remedies of either party set forth herein shall be cumulative, unless specifically provided to the contrary herein. All provisions of this Lease requiring one party to indemnify the other with respect to any matter, occurrence, condition, event, claim or liability shall survive the expiration or other termination of this Lease.

      28.17 Time is of the essence with respect to the performance of the obligations of the parties hereto as set forth in this Lease and all Exhibits hereto.


      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.


                         LANDLORD:

                                   COURTYARD OFFICE GROUP, L.C.
                                   A Utah Limited Liability Company

                                    /s/ Douglas A Nielson
                               By: ____________________________________
                                        Douglas A. Nielson, Member

                         TENANT:

                                   CALI, INC.
                                   A Utah Corporation


                                   /s/ Timothy D. Otto
                              By:  __________________________________
                                       Timothy D. Otto, President


                                      /s/ Heather Martin
                              Attest:_________________________________

                                  GUARANTEE

     The undersigned Guarantors on behalf of themselves, their successors, and assigns, Guarantee, to Landlord, and its successors and assigns, complete performance of the foregoing Lease and all its provisions, and the provisions of all documents attached and incorporated by reference, for the term of the Lease or any extensions or renewals of such. Guarantors waive any right or necessity for any notice of default under the Lease as any condition for enforcement of the Guarantee. Guarantors agree that no assertion by Landlord of any other forms of remedy or relief available to it under this Lease or the law generally will diminish or otherwise interfere with a separate and independent claim made against this Guarantee. Guarantors waive any defense under this Guarantee stemming from any circumstances whatsoever outside the course of this Lease and resulting in the termination of Tenant's liability, such as, but not limited to, modification, release, or discharge occurring through any bankruptcy or collateral proceedings, disability of Tenant, or transfer of the Lease, provided, however, this waiver shall not waive Guarantor's right to assert defenses available to Tenant under the terms of the Lease.

     Landlord agrees to rely on the fact and security of this Guarantee as a substantial inducement to the execution of the foregoing Lease.

     IN WITNESS WHEREOF, Guarantors have executed this Guarantee this 8th day of November, 1999.

                               GUARANTORS

                               /s/ Frank Otto
                               --------------------------------
                               Frank R. Otto



                               /s/ Timothy Otto
                               --------------------------------
                               Timothy D. Otto



                               /s/ Kimber Jensen
                               ---------------------------------
                               Kimber B. Jensen

                                    EXHIBIT A

                                LEGAL DESCRIPTION



All of Units C and D, Building V, Phase III, Courtyard at Jamestown Condominiums, according to the official plat thereof on file with the County Recorder, Utah County, State of Utah.

                                  EXHIBIT B

                           Floor plan appears here

                                   EXHIBIT C

                                 WORK LETTER


    The purpose of this Work Letter is to delineate the responsibilities of Landlord and Tenant with respect to the construction of the Building and the design and construction of the Premises. This Work Letter is a part of the Lease, and shall be subject to all of the terms and conditions of the Lease.


                                  ARTICLE I

                      CONSTRUCTION OF BASE BUILDING WORK

    Subject to the provisions of Article VII below, Landlord shall construct the Building in which the Premises are located, consisting of (a) the Building shell, (b) the core area, including the Building Systems (as defined in Section 6.2 of the Lease) therein, and (c) heating and air conditioning duct mains (collectively referred to as "Base Building Work"). The Base Building Work shall be constructed in substantial conformance with the plans and specifications which are attached hereto and incorporated herein by this reference, said plans and specifications to be signed and dated by the parties hereto. The Base Building Work shall also be constructed in substantial conformance with the renderings which have been shown to Tenant.


                                  ARTICLE II

                       TENANT'S PLANS AND SPECIFICATION

    2.1 On or before the date set forth in the Basic Lease Information for the delivery of Tenant's Preliminary Drawings, Tenant shall submit to Landlord an outline of the Premises indicating any particular structural requirements of the floor slab of any floor of the Premises required by Tenant. On or before the date set forth in the Basic Lease Information for the delivery of Tenant's Preliminary Drawings, Tenant shall submit to Landlord a general space plan showing Tenant's proposed layout for the Premises for review and comment by Landlord and Landlord's architect, which Preliminary Drawings shall be consistent with Tenant's previously submitted Outline Plans. Thereafter, on or before the date set forth on the Basic Lease Information for the delivery of Tenant's Final Construction Drawings, Tenant shall submit to Landlord complete plans and specifications for the layout, improvement and finish of the Premises consistent with the design and construction of the Base Building Work and all Building Systems, including mechanical and electrical drawings and decorating plans, showing the location of partitions, reflected ceiling plans including light fixtures, electrical outlets, telephone outlets, doors, wall finishes, floor coverings, other Building Standard Work (as defined in Article III below) and all Non-Building Standard Work (as defined in Section
2.3 below) required by Tenant (collectively "Tenant's Final Construction Drawings"). Tenant's Final Construction Drawings shall be prepared by a licensed architect approved by Landlord (which architect must retain Landlord's Building engineer in connection with the preparation of Tenant's Final Construction Drawings), shall be in a form sufficient to secure the approval of government authorities with jurisdiction over the approval thereof, and shall be otherwise satisfactory to Landlord. Tenant's Plans, Preliminary Drawings and Final Construction Drawings shall be prepared at Tenant's sole cost and expense. Landlord shall reimburse Tenant for actual architectural expenses in an amount not to exceed $3,000.00.

    2.2 Tenant's Final Construction Drawings shall be consistent with layouts and materials customarily used in first-class office space and shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Without limiting the generality of Landlord's right to reasonably disapprove Tenant's Final Construction Drawings, it shall be deemed reasonable for Landlord to withhold its approval of Tenant's Final Construction drawings if Tenant's Final Construction Drawings (a) require any materials, services or installations that might delay or interfere with construction or completion of the Premises or the Base Building Work, (b) would have an adverse or unusual effect on any of the Building Systems, or (c) fail to comply with or conform to the plans of the Building filed with the City of Provo and all laws, codes, rules and regulations applicable thereto. If Landlord disapproves Tenant's Final Construction Drawings, or any portion thereof, Landlord shall promptly notify Tenant thereof and of the revisions that Landlord reasonably requires in order to obtain Landlord's approval. As promptly as reasonably possible thereafter, but in no event later than ten (10) days after Landlord's notice, Tenant shall submit to Landlord plans and specifications incorporating the revisions required by Landlord. Said revisions shall be subject to Landlord's approval, which shall not be unreasonably withheld. The final plans and specifications approved by Landlord shall be referred to as the "Final Plans."

    2.3 Tenant may require work that is different from or in addition to Building Standard Work, subject to the reasonable approval of Landlord as set forth in Section 2.2 above (the "Non-Building Standard Work"). Any modification or alteration of the air conditioning system whatsoever and any other structural, mechanical, engineering or design changes to the Base Building Work or the Building Standard Work requested by Tenant shall be Non-Building Standard Work. Substitutions of materials in place of Building Standard Work materials and quantities of Building Standard Work materials in excess of Building Standard Work Quantities shall also be deemed Non-Building Standard Work. No credit will be given to Tenant for any such substitutions of materials, and the full cost of any different materials selected by Tenant to be used in place of the Building Standard materials shall be part of the cost of Non-Building Standard Work for which Tenant is responsible under
Section 4.1 below.

    2.4 All interior decorating services such as the selection of wall paint colors and/or wall coverings, fixtures, carpeting and any or all other decorator selection work required by Tenant shall be provided by Tenant at Tenant's expense and shall be subject to the reasonable approval of Landlord.


                                 ARTICLE III

                            BUILDING STANDARD WORK

    3.1 Except to the extent affected by any election by Tenant made pursuant to Section 2.3 above, Landlord shall, at Landlord's expense, furnish and install all of the following items, limited to the quantities specified, as selected and specified by Landlord (the "Building Standard Work"). Landlord and Tenant agree that the usable area of the Premises as referred to below is based upon the rentable area of the Premises exclusive of the Building's core area, mechanical, equipment and storage rooms, and corridors, and is not necessarily equal to the square footage specified in the Basic Lease Information. Should Tenant's usage of the Premises not require the quantities of certain items as set forth below, Tenant shall not have the option of increasing the quantities of other items.

        (a) Partitions. One (1) linear foot of standard interior partition for each twenty-eight (28) square feet of usable area of the Premises. All such partitions will be floor-to-ceiling partitions with one layer of 5/8" gypsum board each side on 2" x 4" wood studs set 24" on center. Existing interior partitions, bearing walls, and plumbing walls are treated as interior partitions for purposes of this Article.

        (b) Doors and Hardware. One (1) full height interior door with frame for each five hundred sixty-five (565) square feet of usable area of the Premises. Such doors will be 7'0" high, solid core, faced with stain grade veneer, and set in a full height, stain grade, wood door frame. Hardware will consist of a handle latch set (Cal-Royal), three (3) pair of hinges, and one
(1) stop per door.

        (c) Ceiling. 5/8" Type "Expo" Gypsum Board over resilient furring channels set 24" on center covered with one coat of sealer and two coats of eggshell enamel, or 2' x 4' drop grid acoustical tile.

        (d) Lighting. One (1) 1'-0" x 4'-0", four (4) surface mount lamp fluorescent lighting fixture for each one hundred (100) square feet of usable area of the Premises.

        (e) Electrical Outlets. One (1) duplex 110 volt electric convenience wall outlet installed at a standard height, for each one hundred twenty (120) square feet of usable area of the Premises.

        (f) Wall Finishes. All partitions furnished and installed as Building Standard Work will be painted over "orange peel" texture with two (2) coats of semi-gloss latex in one color to be approved by Landlord.

        (g) Base. All partitions furnished and installed as Building Standard Work will receive a 5" solid stain grade, wood base.

        (h) Switching. One (1) single pole light switch, with plastic coverplate, mounted at standard height as required on preliminary plans.

        (i) Floor Coverings. All carpeted areas within the Premises will receive equal to Dimension "Aiken Thirty" cut pile (1/10 gauge, 30 oz.) carpet in colors selected from Building Standard color range. Areas not carpeted within the Premises will receive 3/32" thick vinyl tile in colors selected from Building Standard color range.

        (j)  Communication Boxes.  Fifteen (15).

                                  ARTICLE IV

                          NON-BUILDING STANDARD WORK

    Tenant agrees, at Tenant's expense, to pay for all Non-Building Standard Work required by the Final Plans. After Landlord's approval of Tenant's Final Construction Drawings and prior to the commencement of any Building Standard Work or Non-Building Standard Work (collectively "Landlord's Work"), Landlord shall submit to Tenant a written estimate of the cost of all Non-Building Standard Work. Tenant shall approve the estimate within seven (7) business days of its receipt by Tenant. Tenant shall pay Landlord for all such Non-Building Standard Work prior to the commencement of the same, but in any event, within fifteen (15) business days of Tenant's receipt of the written estimate of the cost thereof. If Tenant fails to so approve or disapprove the estimate, Landlord shall be under no obligation to perform any of the Landlord's Work, including Building Standard Work; provided, however, Landlord shall have the option to commence and complete the Building Standard Work not affected by such Non-Building Standard Work. Tenant shall also be responsible for the design, function and maintenance of all Non-Building Standard Work.


                                  ARTICLE V

                      CHANGES, ADDITIONS OR ALTERATIONS

    Tenant shall have the right from time to time to request changes, additions or alterations in the Final Plans, which shall be subject to Landlord's reasonable approval. If Landlord approves any such request, Landlord shall prepare plans and specifications with respect to such change, addition, or alteration and Tenant shall reimburse Landlord, within five (5) days after receipt of Landlord's bill therefor, for the cost of such additional plans and specifications. As soon as practical after the completion of such plans and specifications, Landlord shall notify Tenant of the cost that will be chargeable to Tenant by reason of such change, addition or alteration. Within five (5) days of notice of such cost, Tenant shall notify Landlord in writing whether Tenant approves such change, alteration or addition. If Tenant approves such change, alteration or addition, Tenant shall secure and pay for any governmental approvals required therefor. If Tenant does not approve such change, alteration or addition within such five
(5) day period, construction of the Premises shall proceed as provided in
Article VII below in accordance with the Final Plans as most recently approved by Landlord.


                                  ARTICLE VI

                                    DELAY

    Tenant shall be responsible for, and pay any and all costs and expenses incurred by Landlord in connection with any delay (each a "Tenant Delay") in the commencement or completion of Landlord's Work and any increase in the cost of Building Standard Work, caused by (a) Tenant's failure to prepare and submit Tenant's Outline Plans, Tenant's Preliminary Drawings or Tenant's Final Construction Drawings, revisions thereto required by Landlord under Section
2.2 and other plans and specifications, within the time periods required herein, (b) Tenant's failure to approve Landlord's cost estimates within the time periods required herein, (c) Tenant's failure to secure, pay for and deliver to Landlord all governmental approvals required for the construction of Landlord's Work in the Premises in advance of the time required herein, (d) Tenant's requirement of Non-Building Standard Work, including without limitation, delay in the receipt of any Non-Building Standard materials or supplies, (e) the postponement of any Building Standard Work as reasonably required by Landlord to perform Non-Building Standard Work in advance of the Building Standard Work, (f) any changes, additions or alterations in Landlord's Work described in the Final Plans that were requested by Tenant,
(g) the failure of Tenant to make any payments required of it hereunder by the due date therefor, (h) any entry by Tenant or Tenant's Contractors onto the Premises pursuant to Section 7.2 of this Work Letter, or any work conducted or to be conducted pursuant to any such entry, or any delay caused thereby, and
(i) any other delay caused by any act or omission by Tenant, or any contractor, agent, servant, or employee of Tenant. Under no circumstances shall Landlord be charged with any delay whatsoever as a result of Non-Building Standard Work unless such delay is a result of the acts or failure to act on the part of Landlord or its contractors, agents or employees. No delay in the completion of Landlord's Work caused by any Tenant Delay shall be considered in the determination of the Commencement Date of the Lease, and Landlord's Work shall be considered to be substantially completed for purposes of the determination of the Commencement Date on the date Landlord's Work would have been completed but for such Tenant Delay.

                                 ARTICLE VII

                                 CONSTRUCTION

    7.1 Following Landlord's approval of the Final Plans and Tenant's approval of the cost estimate of all Non-Building Standard Work, Tenant shall file the Final Plans with the appropriate departments of all governmental authorities with jurisdiction over the approval thereof together with such additional information and materials as may be required by such governmental authorities for the approval of the Final Plans. Tenant shall be responsible for securing all such required approvals and paying all building permit and plan check fees therefor in advance of the time when, in Landlord's discretion, the Building has reached the stage of construction where it is appropriate to commence Landlord's Work. At such time as Landlord shall determine that the Building has reached the stage of construction where it is appropriate to commence Landlord's Work and so long as prior to such time Tenant has delivered to Landlord all necessary governmental approvals for the construction thereof, validly issued, fully paid for and then in effect, a contractor or contractors selected by Landlord shall commence and diligently proceed with the construction of all such Landlord's Work (except, however, for such portion thereof as may be performed by any contractor selected by Tenant and approved by Landlord as provided for in Section 7.2 below). Landlord's obligation to construct the Building and to perform Landlord's Work shall be subject to unavoidable delays due to acts of God and Tenant Delay.
It is understood and agreed by Tenant that any minor changes or deviations from the Base Building Work or the Final Plans that may be necessary during construction of the Building (including the common areas) and of the Premises shall not affect or change the Lease or invalidate the same, or give rise to any claim by Tenant for any loss, damage, or delay.

    7.2 Landlord shall permit Tenant and its agents to enter upon the Premises prior to the Commencement Date in order that Tenant may perform through its own contractors, which contractors shall be subject to Landlord's prior written approval, such Non-Building Standard Work in the Premises as Tenant may desire at the same time that Landlord's contractors are working in the Premises; provided that (a) the performance of any such work by Tenant's contractors shall not delay or hamper Landlord's contractor in the construction of the Building, the Building Standard Work in the Premises, any Non-Building Standard Work therein to be constructed by Landlord's contractor, or any work to be performed by Landlord's contractor for any other tenant of the Building, (b) Tenant's contractor shall work in harmony and shall not interfere with Landlord's contractor or any subcontractor, or any other tenants of the Building or such tenants' contractors, (c) the performance of such work by Tenant's contractors shall conform with Landlord's contractor's schedule of completion of the Premises and shall not cause Landlord's contractor to be dependent upon the completion of such work in order for Landlord's contractor to complete its work, and (d) Tenant's contractors shall be subject to the administrative supervision and job-site rules of Landlord's contractor. Any such entry shall be deemed to be under all the terms, covenants, provisions and conditions of the Lease, except as to the covenant to pay Rent (which covenant shall become effective as of the Commencement Date as provided for in Section 2.1 of the Lease), Landlord may at any time deny access to the Premises to Tenant or any of its contractors if Landlord shall, in its sole and absolute discretion, determine that the performance or manner of performance of any Non-Building Standard Work to be completed by Tenant's contractors interferes with, delays, hampers or prevents Landlord's contractor from proceeding with completion of its work in the Building, the Premises, or the premises of any other tenant, at the earliest possible time. Tenant shall maintain, or cause Tenant's contractors to maintain, at all times during any period of such entry upon the Premises, applicable Worker's Compensation and public liability insurance and property damage insurance, all in appropriate amounts and with companies and on forms satisfactory to Landlord, and certificates of such insursance shall be delivered to Landlord prior to any such entry by Tenant or Tenant's contractors. If applicable, such insurance shall name Landlord and Landlord's contractor as additional insureds, and shall be primary insurance as to Landlord and not contributing with any other insurance Landlord may carry. Landlord shall not be liable in any way for any injury, loss or damage that may occur to any supplies or equipment of, or any decorations or installations made by Tenant or Tenant's contractors, the same being at the sole risk of Tenant and Tenant's contractors.


                                 ARTICLE VIII

                              LANDLORD REMEDIES

    Tenant agrees that if it fails to make any payments for which it is obligated under the provisions of this Work Letter or otherwise defaults in its obligations hereunder, Landlord shall have the right, in addition to all other rights and remedies available under the Lease, and after fifteen (15) days' written notice, to terminate the Lease and retain for its own use without payment therefor any improvements and materials which have been commenced or completed within the Premises, which cannot be removed by Tenant without causing damage to the Premises.

                                  Exhibit D

                      Rules and Regulations appear here

                                 OFFICE LEASE

                           BASIC LEASE INFORMATION



                        November 9
Lease Date:            ____________________________, 1999

Landlord:              Courtyard Office Group, L.C.,
                       A Utah Limited Liability Company

Address of Landlord:   3585 North University Avenue
                       Suite 100
                       Provo, Utah 84604

Tenant:                CALI, Inc., A Utah Corporation

Address of Tenant:     1675 North Freedom Boulevard, Suite 2A
                       Provo,  UT  84604

Section 1.1  Building: Building 5

             Floor: First Floor, Unit H (Suite 275)

             Rentable Area of Premises: 1748 Square Feet

Section 2.1  Commencement Date: February 1, 2000
             Expiration Date: January 31, 2003

Section 3.1  Annual Base Rental: February 1, 2000-January 31, 2001 $25,783.00
                                 February 1, 2001-January 31, 2002 $26,298.66
                                 February 1, 2002-January 31, 2003 $26,824.63

Section 4.1(a) Tenant's Share (Operating Expenses and Real Estate Taxes: 7.51%
               (Estimated to be $2.50 per square foot per year.)

Section 5.2  Available Parking Stalls: Seven (7)

Section 26.1 Security Deposit:    $2,000.00

Exhibit C -
Work Letter   Date for Tenant's delivery of:
              Preliminary Drawings:             October 21, 1999
              Final Construction Drawings:      November 22, 1999

        The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease Section or Sections pertaining to such information.

                        LANDLORD:

                            COURTYARD OFFICE GROUP, L.C.
                            A Utah Limited Liability Company

                                  /s/ Douglas A. Nelson
                            By: ____________________________________
                                      Douglas A. Nielson, Member

                        TENANT:

                             CALI, INC.,
                              A Utah Corporation

                                   /s/ Timothy D. Otto
                              By: ___________________________________
                                     Timothy D. Otto, President

                                       /s/ Heather Martin
                              Attest:_________________________________

                                     LEASE


        THIS LEASE is made and entered into this ___ day of November, 1999, by and between COURTYARD OFFICE GROUP, L.C., A Utah Limited Liability Company ("Landlord"), and CALI, INC., A Utah Corporation, ("Tenant").


                                   RECITALS

      A. Landlord is the owner of a certain parcel of land described in Exhibit A, attached hereto (the "Land").

      B. Landlord is the owner of the building specified in the Basic Lease Information attached hereto and located in the City of Provo, Utah (the "Building"), which Building is being or has been constructed by Landlord on the Land. The Building has or will be divided into condominium units pursuant to the provisions of the Utah Condominium Ownership Act and it is contemplated that some or all of the units will be sold to third parties

      C. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant a certain portion of the Building subject to and upon the terms, covenants and conditions set forth herein.

      NOW THEREFORE, Landlord and Tenant hereby covenant and agree as follows:


                                  ARTICLE I

                                   PREMISES

      1.1 Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, those premises (the "Premises") consisting of the area identified on the floor plan attached hereto as Exhibit B. The purpose of attached Exhibit B is to show the approximate location of the Premises in the Building only, and is not meant to constitute an agreement as to the construction of the Premises, or the specific location of the common areas or elements thereof or of the accessways to the Premises or the Building. The Premises are located on the floor of the Building that is specified in the Basic Lease Information. The Building and the Land upon which the Building stands, together with utilities, facilities, drives, walkways and other amenities appurtenant to or servicing the Building, are herein sometimes collectively called the "Real Property."

      1.2 Landlord and Tenant agree that the rentable area of the Premises has been determined in accordance with Exhibit B attached hereto and is equal to the square footage specified in the Basic Lease Information, and further agree that the total rentable area of the Building is 23,269 square feet.


                                  ARTICLE II

                                     TERM

      2.1 The Premises are leased for a term (the "Term") which shall commence, and Tenant's obligation to pay Rent (as defined in Article III) pursuant to Article III hereof shall begin on a date (the "Commencement Date"), which shall be the earlier of (a) the date specified in the Basic Lease Information, or (b) the day on which Tenant first commences any business operations in all or any portion of the Premises; provided, however, that if, on or prior to such date specified in the Basic Lease Information, the Premises Completion Date (as defined in Section 2.2) has not occurred, then the following provisions shall apply: (i) the Commencement Date shall occur and the payment of Rent shall begin on the earlier of the Premises Completion Date or the day on which Tenant first commences any business operations in all or any portion of the Premises; and (ii) neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by such delay in the Premises Completion Date. For purposes of this Lease the term "Expiration Date" shall mean such date specified in the Basic Lease Information, or such earlier date on which this Lease terminates pursuant to the terms hereof. Promptly following the Commencement Date, if the Commencement Date occurs on a date other than as specified in the Basic Lease Information, Landlord and Tenant shall execute a written instrument that shall set forth the Commencement Date and the Expiration Date of the Term of this Lease.

      2.2 Landlord shall, when construction progress so permits, notify Tenant in advance of the approximate date on which Landlord's Work (as defined in Exhibit C attached hereto, the "Work Letter") will be substantially completed. The date upon which Landlord's Work in the Premises is substantially completed shall be the "Premises Completion Date," provided that if substantial completion of Landlord's Work in the Premises is delayed because of any Tenant Delay (as defined in the Work Letter), the

Premises Completion Date shall be deemed to occur on the date when it would have occurred had there been no such Tenant Delay. Landlord's Work in the Premises shall be deemed to be substantially complete when Landlord has procured a temporary or final certificate of occupancy for the Premises and Landlord's Work has been substantially performed in accordance with the provisions of the Work Letter, although minor items of construction, installation or decoration are not fully completed or minor adjustments remain to be made, so long as Tenant is able to use the Premises for its business operations without unreasonable disruption or interference.

                                 ARTICLE III

                        BASE RENT; ADDITIONAL CHARGES

     3.1 Tenant shall pay to Landlord during the Term the annual base rental specified in the Basic Lease Information (the "Base Rent"), which sum shall be payable by Tenant in equal consecutive monthly installments on or before the first day of each month, in advance, at the address specified for Landlord in the Basic Lease Information, or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deductions or setoff whatsoever. Notwithstanding, Tenant shall pay the entire annual base rental for the first year of the term of the Lease prior to the Commencement Date. If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day calendar month.

     3.2 Tenant shall pay to Landlord all charges and other amounts whatsoever payable by Tenant to Landlord as provided in this Lease including the Exhibits hereto (collectively "Additional Charges"), including, without limitation, the charges for Real Estate Taxes and Expenses (as defined in Article IV provided for in Article IV hereof, at the place where the Base Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Charges as for a default in the payment of Base Rent. As used herein, the term "Rent" shall mean the Base Rent and all Additional Charges.

     3.3 If Tenant shall fail to pay any Rent within ten (10) days after the date the same is due and payable, such unpaid amounts shall be subject to a late payment charge equal to five percent (5%) of such unpaid amounts in each instance. In addition, such unpaid amount shall bear interest at the rate of eighteen percent (18%) per annum from the date such unpaid amount became due and payable. Such charges have been agreed upon by Landlord and Tenant, after negotiation, as a reasonable estimate of the additional administrative costs and detriment to Landlord's ability to meet its own obligations relating to the Building in a timely manner that will be incurred by Landlord as a result of any such failure by Tenant, the actual costs thereof in each instance being extremely difficult if not impossible to determine. Such late payment charge shall constitute liquidated damages to compensate Landlord for its damages resulting from such failure to pay and shall be paid to Landlord together with such unpaid amounts.


                                  ARTICLE IV

                         OPERATING EXPENSES AND TAXES

     4.1 For purposes of this Article IV, the following terms shall have the meanings hereinafter set forth:

         (a)"Tenant's Share" shall mean the percentage figure specified in the Basic Lease Information. Tenant's Share has been computed by dividing the total rentable area of the Premises (as stated in the Basic Lease Information) by the total rentable area of the office space in the Building (as stated in Section 1.2 hereof) and, in the event that either the rentable area of the Premises (as shall be determined from time to time in accordance with the provisions of Exhibit B or the total rentable area of the office space of the Building is changed, Tenant's Share will be appropriately adjusted as of the effective date of such change; and, as to the Tax Year or Expense Year (as said terms are hereinafter defined) in which such change occurs, Tenant's Share shall be determined on the basis of the number of days during such Tax Year and Expense Year at each such percentage.

         (b)"Tax Year" shall mean each twelve (12) consecutive month period commencing January 1st of each year, provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Share of Taxes (as hereafter defined) shall be equitably adjusted for the Tax years involved in any such change.

         (c)"Real Estate Taxes" shall mean all taxes, assessments, fees, impositions and charges levied upon or with respect to all or any part of the Real Property or any personal property of Landlord used in connection therewith, the ownership, leasing, operation, management, maintenance, alteration, repair, rebuilding, use or occupancy of the Building, Landlord's estate or interest in all or any part of the Real Property or any such personal property, including the gross receipts from the Real

Property, or this Lease or any encumbrance thereon, the leasehold estate created hereby or the rent payable hereunder. Real Estate Taxes shall include, without limitation, and whether now existing or hereafter enacted or imposed, all general real property taxes and general and special assessments (regardless of the method of valuation utilized by the taxing authority in determining the amount of any such tax or assessment), all charges, fees or assessments, whenever arising or paid or payable, for or with respect to transit, housing, police, fire or other governmental services or purported benefits to or burdens attributable to all or any part of the Real Property or any personal property of Landlord used in connection therewith, all service payments in lieu of taxes, and any tax, fee, imposition or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of all or any part of the Real Property, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord or any part of the Real Property, by the United States of America, the State of Utah, the City of Provo and County of Utah, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may now or hereafter be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include (i) taxes paid by Tenant pursuant to
Article XXV hereof or by other tenants or owners, or (ii) franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources, unless, due to a change in method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Real Estate Taxes shall also include reasonable legal fees and other costs and disbursements incurred by Landlord in connection with proceedings to contest, determine or reduce Real Estate Taxes.

         (d)"Expense Year" shall mean each twelve (12) consecutive month period commencing January 1st of each year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Expenses (as hereinafter defined) shall be equitably adjusted for the Expense Years involved in any such change.

         (e)"Expenses" shall mean the total costs and expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building and the common areas thereof and any other portions of the Real Property, and in connection with services provided to tenants of the Building, including, without limitation, (i ) the cost of air conditioning, electricity, heating, water, mechanical, telephone, ventilating, elevator systems and all other utilities, including taxes payable in connection therewith, and the costs of supplies and equipment and maintenance and service contracts in connection therewith, (ii) the cost of general maintenance, cleaning and service contracts, as well as the cost of all supplies, tools and equipment associated therewith, (iii) the cost of fire, extended coverage, sprinkler, public liability, property damage, rent, earthquake and all other insurance carried by Landlord with respect to the ownership and operation of the Building, (iv) wages, salaries and other labor costs, including taxes relating or incident to employment, insurance, retirement, welfare, unemployment, medical and other employee benefits of any nature whatsoever, (v) fees, charges and others costs, including management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Landlord or reasonably charged by Landlord if Landlord performs management services in connection with the Building, (vi) the cost of maintenance and operation of the Building and its amenities, including landscaping and security costs for the Building, (vii) the fair market rental value of Landlord's Building management and property manager's office, (viii) the cost of rentals of capital equipment, (ix) the cost of any capital improvements made to the Building after completion of its construction as a labor-saving or energy-saving device or for the purpose of effecting other economies in the operation or maintenance of the Building, or made to the Building after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for construction thereof were obtained, such cost to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of five percent (5%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements, but not in excess of the maximum rate permitted under applicable law to be charged by Landlord, and,
(x) any other expenses of any other kind whatsoever incurred in good faith in managing, operating, maintaining and repairing the Building and any other portions of the Real Property. The computation of Expenses shall be made in accordance with generally accepted accounting principles.

     4.2 Tenant shall pay to Landlord as Additional Charges one twelfth (1/12th) of Tenant's Share of the Real Estate Taxes for each Tax Year or portion thereof during the Term on or before the first day of each month during such Tax Year, in advance, in an amount estimated by Landlord in a writing delivered to Tenant; provided that Landlord shall have the right to revise such estimates from time to time and Tenant shall thereafter make payments hereunder on the basis of such revised estimates. With reasonable promptness after Landlord has received the tax bills for any Tax Year, Landlord shall furnish Tenant with a statement ("Landlord's Tax Statement") setting forth the actual amount of Real Estate Taxes for such Tax Year, and Tenant's Share thereof. If Tenant's Share of the actual Real Estate Taxes for such Tax Year exceeds the estimated Real Estate Taxes paid by tenant for such Tax Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the amount paid by Tenant and Tenant's Share of the actual Real Estate Taxes within fifteen (15) days after the receipt of Landlord's Tax Statement; and if the total amount of estimated Real Estate Taxes paid by Tenant for such Tax Year exceed Tenant's Share of the actual Real Estate Taxes for such Tax Year, such excess shall be credited against the next installments of Real Estate Taxes due from Tenant to Landlord hereunder (or in the event this Lease has terminated, shall be refunded by Landlord to Tenant subject to Landlord's rights to offset such excess against the amount of any damage or loss suffered by Landlord on account of Tenant's default).

     4.3 Tenant shall pay to Landlord as Additional Charges one twelfth (1/12th) of Tenant's Share of the Expenses for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount estimated by Landlord in a writing delivered to Tenant; provided that Landlord shall have the right to revise such estimates from time to time and Tenant shall thereafter make payments hereunder on the basis of such revised estimates. With reasonable promptness after the expiration of each Expense Year, Landlord shall furnish Tenant with a statement ("Landlord's Expense Statement"), certified by an independent certified public accountant, setting forth in reasonable detail the Expenses for such Expense Year, and Tenant's Share of such Expenses. If Tenant's Share of the actual Expenses for such Expense Year exceeds the estimated Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the amount of estimated Expenses paid by Tenant and Tenant's Share of the actual Expenses within fifteen (15) days after the receipt of Landlord's Expense Statement: and if the total amount of estimated Expenses paid by Tenant for such Expense Year exceeds Tenant's Share of the actual Expenses for such Expense Year, such excess shall be credited against the next installments of Expenses due from Tenant to Landlord hereunder (or in the event this Lease has terminated, shall be refunded by Landlord to Tenant subject to Landlord's rights to offset such excess against the amount of any damage or loss suffered by Landlord on account of Tenant's default).

     4.4 If the Commencement Date shall occur on a date other than the first day of a Tax Year and/or Expense Year, Tenant's Share of Real Estate Taxes and Expenses for the Tax Year and/or Expense Year in which the Commencement Date occurs shall be in the proportion that the number of days from and including the Commencement Date to and including the last day of the Tax and/or Expense Year in which the Commencement Date occurs bears to 365. In such event, Landlord shall deliver to Tenant on or about the Commencement Date a written notice setting forth Landlord's estimate of Tenant's Share of Real Estate Taxes and Expenses for the remainder of such Tax Year and Expense Year, and the monthly payment of Tenant's Share of Real Estate Taxes and Expenses for the remainder (as measured from the Commencement Date) of the then current Tax Year and Expense Year, and the monthly payment of Tenant's Share of Real Estate Taxes and Expenses for the remainder of such Tax Year and Expense Year shall be equal to Tenant's Share multiplied by a fraction, the denominator of which shall be the number of full months remaining from the Commencement Date to the end of the current Tax Year and Expense Year and the numerator of which shall be one (1). The first monthly payment of Tenant's Share shall be paid on the Commencement Date, if such date is the first day of a month, and otherwise shall be paid on the first day of the month following the Commencement Date, in which event such first monthly payment shall also include a prorated payment for the number of days from the Commencement Date to the first day of each month following the Commencement Date. Similarly, if the Expiration Date shall occur on a date other than the last day of a Tax Year and/or Expense Year, Tenant's Share of Real Estate Taxes and Expenses for the Tax Year and/or the Expense Year in which the Expiration Date occurs shall be in the proportion that the number of days from and including the first day of the Tax Year and/or Expense Year in which the Expiration Date occurs to and including the Expiration Date bears to 365.

     4.5 Only Landlord shall have the right to institute tax reduction or other proceedings to reduce the assessed valuation of the Land or the Building, provided that Landlord shall institute such proceedings when requested to do so by the tenants of not less than 50% of the rentable square footage area of the Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid Tenant's Share of Real Estate Taxes, Landlord shall, after deducting its expenses, including without limitation reasonable attorneys' fees and disbursements, pay Tenant's Share of such rebate to Tenant (prorated for any partial year if appropriate).

     4.6 Landlord's failure to prepare and deliver any tax bill, notice or statement provided for in this Article IV, or Landlord's or Tenant's failure to make a demand, shall not cause Landlord or Tenant, as the case may be, to forfeit or surrender its right to collect any amount which may become due to it under this Article.


                                  ARTICLE V

                     USE OF PREMISES; CONDUCT OF BUSINESS

     5.1 Tenant shall use and continuously occupy the Premises during the Term of this Lease solely for general office purposes and for no other use without the prior written consent of Landlord.

     5.2 Tenant shall not use or occupy, or permit the use or occupancy of, the Premises or any part thereof for any use other than the use specifically set forth in Section 5.1 hereof, or in a manner that would conflict with the provisions of Article X or Section 15.4 hereof or that, in Landlord's judgment, would adversely affect or interfere with any services required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, or with the proper and economical provision of any such service, or with the use or enjoyment of any part of the Building by any other tenant or occupant thereof, or that would conflict with or violate any permit, special restriction or certificate of occupancy or completion required, recorded or issued for the Premises or any other part of the Building. Tenant, and its associates, agents, employees, customers, visitors and invitees shall not occupy, at any time, more motor vehicle parking stalls than the number set forth in the Basic Lease Information (Available Parking Stalls).

     5.3 Tenant shall not do anything or permit anything to be done or to exist in or about the Premises which shall (a) be in conflict with any laws, ordinances, or governmental regulations, or (b) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation or other activity being conducted in the Premises or any condition of or in the Premises.


                                  ARTICLE VI

                        COMMON AREAS; BUILDING CHANGES

     6.1 The manner in which the common areas of the Real Property are maintained and operated and the expenditures therefore shall be at the sole and absolute discretion of Landlord, and the use of such areas and any facilities in connection therewith shall be subject to the Rules and Regulations (as defined in Article XXIII). The term "common areas" as used herein shall mean the pedestrian sidewalks, and open spaces, truckways, delivery areas, and stairs not contained in any of the leased areas of the Building, and all other areas or improvements that may be provided by Landlord for the convenience and use of the tenants of the Building and their respective agents, employees, customers, invitees, and any other licensees and invitees of Landlord. Landlord reserves the right, from time to time, to utilize portions of the common areas for entertainment, displays, or such other uses that, in Landlord's judgment, tend to promote the character or attractiveness of the Building.

     6.2 Landlord hereby reserves the right to its sole and absolute discretion, at any time from time to time, without same constituting an actual or constructive eviction, to make alterations, additions, repairs, or improvements to or in, or decrease the size or area of, all or any part of the Building, the fixtures and equipment, therein, the heating, ventilation, air conditioning, plumbing, electrical, mechanical, fire protection, life safety, and other systems of the Building (the "Building Systems"), the common areas and all other parts of the Real Property, and to change arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets and other public parts of the Building.


                                 ARTICLE VII

                    TENANT'S PROPERTY AND TENANT'S CHANGES

     7.1 Except as provided in Section 7.2, all fixtures, equipment, improvements, appurtenances and other property attached to or built into the Premises at the commencement of or during the Term, whether or not pursuant to the Work Letter and whether or not at the expense of Tenant, and any replacements thereof whether or not at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as hereinafter in this Article VII expressly provided.

     7.2 All furniture, furnishings and other articles of movable personal property installed in the Premises by or for the account of Tenant, without expense to Landlord, and which can be removed without structural or other material damage to the Building or the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Term; provided that if any of Tenant's Property is removed, Tenant or any party or person entitled to remove it shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from such removal, which obligation to perform or pay for such repairs shall survive the termination of this Lease. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant or which is a replacement for such items originally provided by Landlord at Landlord's expense shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, and shall not be considered Tenant's Property.

     7.3 At or before the Expiration Date of this Lease, Tenant shall remove from the Premises all of Tenant's Property except such items as the parties shall have agreed are to remain and to become the property of Landlord, and if Landlord so requests, Tenant shall also remove any Non-Building Standard Work (as defined in the Work Letter) and any additional work or alterations installed by Tenant pursuant to

Section 7.4 or Section 15.6 or otherwise. In each instance, Tenant at its sole cost and expense shall repair any damage to the Premises or the Building resulting from such removal. Tenant's obligations under this Section 7.3 shall survive the termination of this Lease. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this Lease and after thirty (30) days written notice, may, at the option of Landlord, be deemed abandoned and in such case may either be retained by Landlord as its property or be disposed of, without account- ability, at Tenant's expense in such manner as Landlord may see fit.

      7.4 Tenant shall make no alterations, installations, additions or improvements (collectively "Tenant's Changes") in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. No Tenant's Changes shall require Landlord to do any work or expend any sums, whether pursuant to any applicable law, code or regulation or otherwise, for or with respect to the Premises or any other part of the Real Property, nor result in the loss of any rentable area or any amenities of the Building or otherwise adversely affect any economies in the operation of the Building. All Tenant's Changes shall be done at Tenant's expense, in accordance with plans and specifications approved by Landlord, only by such contractors or mechanics as are approved by Landlord in conformity with the requirements of Section 8.2(c) and (e) hereof, and subject to all other conditions which Landlord may in its sole and absolute discretion impose. Any proposed Tenant's Changes to or affecting any of the Building Systems must be either designed by or approved by Landlord's Building engineer. Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses incurred in connection with any proposed Tenant's Changes, including without limitation any fees charged by Landlord's architect or Building engineer in connection with the preparation or review of any plans and specifications for any proposed Tenant's Changes, within five (5) days after demand therefor by Landlord.


                                 ARTICLE VIII

                           MAINTENANCE AND REPAIRS

      8.1 Landlord shall maintain and repair the Building shell and the Building Systems (exclusive of connections thereto installed in the Premises by or for Tenant which are Non-Building Standard Work), provided that Tenant shall be obligated to reimburse Landlord upon demand for the costs of such repair or maintenance if necessitated or occasioned by the acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or any of their servants, employees, contractors, agents, customers, visitors or licensees, or by the use or occupancy of the Premises by Tenant, or by reason of any Non-Building Standard Work or any Tenant's Changes, reasonable wear and tear excepted.

      8.2 All repairs and replacements made by or on behalf of Tenant or any person or entity claiming through or under Tenant shall be made and performed
(a) at Tenant's cost and expense, (b) by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, (c) using equipment and materials which will not impair or otherwise adversely affect or interfere with the operation, performance or reliability of any of the Building Systems or with the use and occupancy of the common areas of the Building or the premises of any other tenant of the Building, (d) so that same shall be at least equal in quality, value, and utility to the original work or installation, and (e) in accordance with the Rules and Regulations and with all Legal Requirements (as defined in Article X).

                                  ARTICLE IX

                                    LIENS

     Tenant shall keep the Premises free from any liens arising out of Tenant's Changes and any other work performed, material furnished or obligations incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All reasonable sums paid by Landlord and all reasonable expenses incurred by Landlord in connection therewith (including without limitation reasonable attorneys' fees) shall be payable to Landlord by Tenant on demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, and all or any part of the Real Property, and any other party having an interest therein, from mechanics' and materialmen's liens. Tenant shall give Landlord at least five (5) business days' prior written notice of commencement of any repair or construction on the Premises.

                                  ARTICLE X


                             COMPLIANCE WITH LAWS

     Tenant shall not use or occupy, or permit the use or occupancy of, the Premises in a manner that would violate any Legal Requirements. Tenant, at Tenant's cost and expense, shall comply with all Legal Requirements that shall impose any duty upon Tenant with respect to the Premises or the use or occupancy thereof, except that Tenant shall not be required to make any alterations to the Building shell or the Building Systems in order to comply therewith unless such alterations shall be necessitated or occasioned, in whole or in part, by Non-Building Standard Work or Tenant's Changes or by the acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or any of their servants, employees, contractors, agents, customers, visitors or licensees, or the use or occupancy or manner of use or occupancy of the Premises by Tenant. The term "Legal Requirements" shall mean all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, restrictions and requirements of and agreements with all courts and governmental authorities now or hereafter in effect and applicable to the Real Property or any part thereof, or any of the adjoining sidewalks, streets or ways.

                                  ARTICLE XI

                                SUBORDINATION

      11.1 This Lease is subject and subordinate to all existing mortgages and deeds of trust encumbering the Building.

      11.2 This Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases that may hereafter be executed affecting the Real Property, and (b) the lien of any mortgages or deeds of trust that may now exist or hereafter be executed in any amount for which the Real Property, underlying leases, Building rentals, or Landlord's interest or estate in any of said items is specified as security. Landlord shall use its best efforts to secure in any such mortgages or deeds of trust and in any such other ground leases or underlying leases a covenant on the part of the mortgagees, beneficiaries or ground or underlying lessors thereunder to recognize the interest of Tenant under this Lease in the event of any foreclosure or conveyance in lieu of foreclosure, if at the time of any such event Tenant is not then in default hereunder.

      11.3 Notwithstanding any recognition of this Lease by any mortgagees, beneficiaries, or ground or underlying lessors pursuant to Section 11.1, (i) Tenant's interest under this Lease shall nevertheless be subject to the rights of such mortgagees or beneficiaries or ground or underlying lessors or Ground Lessor to insurance and condemnation proceeds with respect to the Real Property, (ii) any such recognition of Tenant's interest under this Lease shall not result in any liability or responsibility on the part of any such mortgagees, beneficiaries or ground or underlying lessors, for any past defaults of Landlord, the prepayment of any Rent by Tenant, any claim or setoff that Tenant may have against Landlord, or any obligations of Landlord with respect to the construction of the Building or the Premises, or any part thereof, and (iii) no amendment of this Lease shall be binding on any such mortgagees or beneficiaries or ground or underlying lessors or Ground Lessor without such party's written consent.

      11.4 In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination of any ground lease, underlying lease or lien to this Lease, attorn to and become the tenant pursuant to the terms of this Lease of the successor in interest to Landlord at the option of such successor in interest.

      11.5 The provisions of this Article XI shall be self-operative and no further instrument shall be required. Tenant covenants and agrees, however, to execute and deliver, promptly upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the lien of any such mortgages or deeds of trust.


                                 ARTICLE XII

                          ASSIGNMENT AND SUBLETTING

      12.1 Neither Tenant, nor any other person or entity which at any time uses or occupies, or holds any interest in this Lease with respect to, all or any part of the Premises, whether acquired directly or indirectly from Tenant, including without limitation any subtenant or subassignee of any type, and any person or entity acquiring any interest of Tenant or any such other person or entity under this Lease pursuant to any foreclosure sale or conveyance in lieu thereof (collectively "Transferor"), shall directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of its interest in or rights with respect to the premises or its leasehold or subleasehold estate (collectively, "Assignment"), or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, "Sublease"), without Landlord's prior written consent, which consent shall not be unreasonably withheld, in each instance as provided hereinbelow, and each Transferor's leasehold estate shall consist only of the right to use and occupy the Premises (or the portion thereof covered by a Sublease) for its own purposes during the term of its leasehold estate.

      12.2 If Tenant or any other Transferor desires at any time to enter into an Assignment or a Sublease, it shall first give written notice to Landlord of its intention to do so (the "Notice of Proposed Transfer"), which notice shall contain (a) the name of the proposed assignee, subtenant or occupant (collectively "Transferee"), (b) the nature of the proposed Transferee's business to be carried on in the Premises, (c) the terms and provisions of the proposed Assignment or Sublease, and (d) the most recent financial statement or other equivalent financial information concerning the proposed Transferee. In addition, Tenant shall provide to Landlord such other financial information as Landlord may request concerning the proposed Transferee.

      12.3 If Landlord consents to any Sublease or Assignment as set forth in subsection 12.1:

         (a) Tenant or other Transferor may thereafter within ninety (90) days after Landlord's consent enter into such Assignment or Sublease, but only with the party and upon the specific terms and conditions set forth in the Notice of Proposed Transfer;

         (b) Such Sublease or Assignment shall be subject to and in full compliance with all of the terms and provisions of this Lease; and Landlord's consent to such Sublease or Assignment shall not be construed as a consent to any terms thereof which are inconsistent or in conflict with any of the provisions of this Lease unless and only to the extent that Landlord in such consent specifically agrees in writing to be bound by such inconsistent or conflicting terms.

      12.4 No consent by Landlord to any Assignment or Sublease by Tenant or other Transferor shall relieve Tenant or other Transferor of any obligation to be performed by Tenant or such Transferor under this Lease, whether arising before or after the Assignment or Sublease, including without limitation the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Article XII shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of any Rent by Landlord from a proposed Transferee shall not constitute consent to such Assignment or Sublease by Landlord or a recognition of any Transferee or a waiver by Landlord of any failure of Tenant or other Transferor to comply with this Article XII.

      12.5 Any direct or indirect sale or other transfer of a majority of the voting stock of Tenant or other Transferor, if Tenant or such Transferor is a corporation, or any direct or indirect sale or other transfer of a majority of the general partnership interests in Tenant or other Transferor, if Tenant or other Transferor is a partnership, whether any such sale or transfer shall occur as the result of any single transaction or event or any series of transactions or events, shall be an Assignment for purposes of this Article XII if this Lease constitutes all or substantially all of the real estate assets of Tenant or other Transferor. In addition, any direct or indirect sale or other transfer, including by merger or consolidation, of all or a substantial part of the assets of Tenant or other Transferor to another person or entity, shall constitute an Assignment for purposes of this Article XII.
As used in this Section 12.5, the term "Transferor" shall also mean any entity which has guaranteed Tenant's or other Transferor's obligations under this Lease, and the prohibitions hereof shall be applicable to any direct or indirect sales or transfers of the stock, partnership interests or assets of said guarantor to the same extent as if such guarantor were the Tenant hereunder.

      12.6 Each Transferee, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Rent, and for the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that without limiting the obligations of Tenant under this Lease the Transferee shall be liable to Landlord for Rent only in the amount set forth in the Assignment or Sublease unless otherwise agreed by the parties thereto. No Assignment shall be binding on Landlord unless Tenant or other Transferor or Transferee shall deliver to Land lord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by such Transferee satisfactory in substance and form to Landlord and consistent with the requirements of this Section 12.6, but the failure or refusal of such Transferee to execute such instrument of assumption shall not release or discharge such Transferee from its liability as set forth above. Tenant or other Transferor shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with any proposed Assignment or Sublease, including without limitation the costs of making investigations as to the acceptability of the proposed Transferee and legal costs incurred in connection with the granting of any requested consent. If Landlord shall exercise any of its options under subsections 12.3(a) or (b), Transferor shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damage, cost and expense (including without limitation reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed Transferee or by any party engaged or retained by Tenant or other Transferor or the proposed Transferee in connection with any proposed Assignment or Sublease, including without limitation any real estate brokers, agents or sales personnel.


                                 ARTICLE XIII

                                 DESTRUCTION

      13.1 If the Premises shall be damaged by fire or other casualty and the resulting loss is fully insured against by any fire and extended coverage insurance policy covering the Building which Landlord may elect to carry, and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage; subject, however, to the provisions of Section 13.2 and provided that Landlord shall have no obligation to repair any damage to or to replace Tenant's Property or any other property or effects of Tenant. Except as otherwise provided in this Article XIII, if the entire Premises shall be rendered untenantable by reason of any such damage and Tenant is not occupying and using any part thereof, the Rent shall abate for the period from the date of such damage to the date when Landlord shall have completed its repair of the Premises, and if only a part of the Premises shall be rendered untenantable, the Rent shall abate for such period in the proportion that the area of the part of the Premises so rendered untenantable bears to the total area of the Premises, but only to the extent that such untenantability materially interferes with the conduct of Tenant's business on the unaffected portion of the Premises; provided, however, if, prior to the date when Landlord shall have completed all of its repairs to the Premises, all or any part of the Premises with respect to which the Rent abates as provided above shall be repaired by Landlord or shall be used or occupied by Tenant or any person or persons claiming through or under Tenant or shall cease to cause such material interference, then the Rent attributable to the Premises or such part thereof shall be reinstated on the date of any such use, occupancy or tenantability, or cessation of interference.

      13.2 Notwithstanding the provisions of Section 13.1 hereof, if, prior to or during the Term (a) the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, or (b) the Building shall be so damaged by fire or other casualty that substantial alteration, demolition or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged), then, in either of such events, Landlord, at Landlord's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a thirty (30) days' notice of termination of this Lease and, in the event such notice is given, this Lease shall terminate upon the expiration of such thirty (30) days; and the Rent shall be apportioned as of such date and any prepaid Rent, or any portion thereof, for any period after such date shall be refunded by Landlord to Tenant.

      13.3 Landlord and Tenant shall each obtain and maintain, throughout the Term, in any casualty insurance policies carried by such party covering any part of the Real Property, the Premises, or the contents therein, including Tenant's Property, a waiver of all rights of subrogation which the insurer of one party might have against the other party, which waiver shall be effective so long as a corresponding waiver is carried by the other party in its policies. In further implementation of the foregoing, each party hereby waives (a) any obligation on the part of the other party to make repairs necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (b) any right of recovery against the other party, any other permitted occupant of the Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. If such waiver of subrogation can be obtained under any such policy of insurance only upon payment of an additional premium and the party benefiting from such waiver shall not pay such additional premium on demand, or if such waiver cannot be obtained upon other conditions acceptable to the party benefiting from such waiver, then the party benefiting from such waiver shall be deemed to have agreed that the other party shall be released from all of its foregoing obligations and waivers under this Section 13.3. Except to the extent expressly provided in this Section 13.3 hereof, nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers which Tenant may have under law or under the provisions of this Lease in connection with any damage to the Premises or the Building by fire or other casualty.

      13.4 Notwithstanding any other provisions of this Article XIII, if any such damage is due to the act or negligence of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, or contractors, then there shall be no abatement or apportionment of Rent by reason of such damage, except to the extent that Landlord is reimbursed for such abatement or apportionment of Rent pursuant to any rental interruption insurance policies that Landlord may, in its sole discretion, elect to carry, and only if such reimbursement does not result in a premium increase to Landlord by reason of unfavorable claims experience.

                                 ARTICLE XIV

                                EMINENT DOMAIN

      14.1 As used herein, the term "Taking" shall mean a permanent or temporary condemnation or taking of all or any portion of the Premises or the Building in any manner for public or quasi-public use, including but not limited to a conveyance or assignment in lieu of a condemnation or taking. Except as otherwise provided in Section 14.4:

         (a) If a Taking covers the entire Premises, this Lease shall automatically terminate as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking.

         (b) If a Taking covers only a part of the Premises, this Lease shall automatically terminate as to the portion of the Premises so taken as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or Taking.

         (c) If a Taking covers such portion of the Building so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the earlier of the date of the vesting of title or the date of dispossession of the owner or tenant of the portion of the Building so taken, by written notice to Tenant within sixty (60) days following notice from the condemning authority to Landlord of the date on which said vesting or dispossession will occur.

         (d) If a substantial portion of the Premises is taken so as to render the remaining portion untenantable and unusable by Tenant, this Lease may be terminated by Tenant as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking, by written notice to Landlord.

      14.2 Except as otherwise provided in Section 14.4, Landlord shall be entitled to the entire award in any Taking, including, without limitation, any award made for the value of the leasehold estate or any other rights of Tenant created by or existing under this Lease. No award for any partial, temporary or entire Taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such Taking, together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant specifically and separately for its relocation expenses, the taking of Tenant's Property, or the interruption of or damage to Tenant's business.

      14.3 In the event of a Taking that does not result in a termination of this Lease as to the entire Premises, then except as otherwise provided in
Section 14.4 the Rent shall abate in proportion to the portion of the Premises covered by such Taking, but only to the extent that such Taking materially interferes with the conduct of Tenant's business on the remaining portion of the Premises.

      14.4 Notwithstanding any other provision of this Article XIV, if a Taking occurs with respect to all or any portion of the Premises for a limited period of time, this Lease shall remain unaffected thereby and Tenant shall continue to pay in full all Rent. In the event of any such temporary Taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term.

                                  ARTICLE XV

                                  UTILITIES

      15.1 Tenant shall pay for all fuel and electric current required for the heating, air conditioning, and ventilation systems required for the use and occupancy of the Premises. Tenant shall provide all janitorial services for the Premises. Landlord shall provide water for lavatory and drinking purposes.

      15.2 In the event any governmental authority promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory controls or guidelines on Landlord or the Building or any part thereof, relating to the use or conservation of energy, water, gas, light or electricity or the provision of any other utility or service provided with respect to this Lease, Landlord may, in its sole and absolute discretion, take any action necessary to comply with such mandatory controls or guidelines, including making alterations to the Building. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full Rent reserved hereunder or to perform each of its other covenants hereunder or constitute or be construed as a constructive or other eviction of Tenant.

     15.3 Without the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall not: (a) connect any electrical equipment to the Building's electricity distribution system other than customary lamps, typewriters and other small office machines which consume comparable amounts of electricity, or use any electrical equipment that exceeds the capacity of the electrical Building System; (b) connect any apparatus, machine or device with water pipes or electrical current (except in the case of electric current, through existing electrical outlets in the Premises), for the purpose of using water or electric current; or (c) maintain an electrical load at any time in excess of 2.25 watts per square foot of rentable area of the Premises. Landlord shall have the right at any time to install an electric current meter in the Premises to measure the amount of electric current consumed on the Premises.

       15.4 Without the prior written consent of Landlord, which Landlord may refuse in its sole and absolute discretion, Tenant shall not place or install in the Premises any machine or equipment the weight of which shall exceed the normal load bearing capacity of the floors of the Building; and, if Landlord consents to the placement or installation of any such machine or equipment in the Premises, Tenant at its sole cost and expense shall reinforce the floor of the Premises in the area of such placement or installation, pursuant to plans and specifications approved by Landlord and otherwise in compliance with
Article VII hereof, to the extent necessary to ensure that no damage to the Premises or the Building or weakening of any structural supports will be occasioned thereby. Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses incurred in connection with Landlord's review of any plans and specifications for reinforcement of the floor of the Premises within five
(5) days after demand therefor by Landlord.

       15.5 Tenant shall be permitted to obtain office and communications services from any reputable person or entity in the business of providing the same (herein called a "Service Provider"), provided that Landlord shall not be required thereby to make any alterations in or to any part of the Building or provide to such Service Provider any space in the Building or the use of any facilities or equipment of the Building, and provided further that no such services provided by a Service Provider, or any equipment or facilities used or to be used in connection therewith, shall be incompatible in any respect with, or shall interfere with or otherwise impair or adversely affect, the operation, reliability or quality of the Building Systems. Tenant shall be responsible for the installation, completion, maintenance, repair, start up and operation of any and all communications and telecommunications, data processing, computer, word processing, photocopying, library retrieval, records and file storage, and all other facilities and installations required by Tenant either initially or from time to time for the conduct of its business in or from the Premises. No delay or failure in delivery installation or operation of any such facilities or installation or any systems, equipment or services required in connection therewith, shall delay the Commencement Date of this Lease or the obligation of Tenant to pay Rent and perform its other covenants as provided herein, or in any other manner reduce or affect any of the obligations of Tenant under this Lease.


                                 ARTICLE XVI

                                   DEFAULT

      16.1 Any vacation or abandonment of the Premises for a continuous period in excess of five (5) business days or any failure to pay any Rent as and when due, or any failure to perform or comply strictly with any covenant or condition of or representation made under this Lease (including any Exhibits hereto), shall constitute a default hereunder by Tenant, subject in the specific instances set forth below to the expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of fifteen (15) days from the date of written notice from Landlord within which to cure any default in the payment of Rent. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that with respect to any default other than the payment of Rent that cannot reasonably be cured within ten (10) days, the default shall not be deemed uncured if Tenant commences to cure such default within ten (10) days from Landlord's notice and continues to prosecute diligently the curing thereof to completion within a reasonable time, but in any event Tenant must complete such cure within sixty (60) days after the date of Landlord's notice.

      16.2 Upon the occurrence of a default by Tenant which is not cured by Tenant within the applicable grace period specified in Section 16.1 hereof, Landlord shall have the following rights and remedies in addition to all other rights or remedies available to Landlord at law or in equity:

         (a) The right of Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession. If Landlord exercises said rights, Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and upon such other terms as Landlord in its reasonable discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each such subletting, (i) Tenant shall be immediately liable for payment to Landlord of, in addition to Rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Rent owing hereunder for the period of such subletting (to the extent such period does not exceed the Term) exceeds the amount to be paid as Rent for the Premises for such period pursuant to such subletting, or (ii) at the option of Landlord, rents received from such subletting shall be applied first, to payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by

Landlord and applied in payment of future Rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received from such subletting under clause (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under clause (ii) during any month are less than those required to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly within five
(5) days following written notice from Landlord. For all purposes set forth in this Section 16.2(a) Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant shall be construed as an election on its part to terminate this Lease or Tenant's right to possession unless a written notice of such intention is given to Tenant. No action taken by Landlord pursuant to this paragraph shall be deemed a waiver of any default by Tenant, and notwithstanding any such subletting without termi-nation, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

         (b) The right to terminate this Lease and dispossess Tenant by giving notice to Tenant in accordance with applicable Utah law.

         (c) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Sections 16.2(a) hereof.

         (d) The right and power, as attorney-in-fact for Tenant to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and to apply the proceeds therefrom pursuant to applicable Utah Law. In connection therewith, Landlord is hereby granted a lien against all of Tenant's Property situated within the Premises.

      16.3 Termination of this Lease under this Article XVI and exercise of any remedies of Landlord as provided herein shall not affect or terminate the right of Landlord to enforce any and all indemnities given Landlord by Tenant under the terms of this Lease, which indemnities shall survive any termination of this Lease.


                                 ARTICLE XVII

                           INSOLVENCY OR BANKRUPTCY

      The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or the commencement of a case or proceeding by or against Tenant or any other action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization, moratorium or other debtor relief act or statute, whether now existing or hereafter amended or enacted, shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall automatically terminate without further notice of termination from Landlord to Tenant, provided that Landlord may enforce any of its remedies under Section 16.2, except subsection (b) thereof, and provided further that neither such termination nor exercise of remedies shall affect or terminate the right of Landlord to enforce any and all indemnities given Landlord by Tenant under the terms of this Lease. In no event shall this Lease be assigned or assignable by operation of law or by virtue of or in any voluntary or involuntary bankruptcy, reorganization or insolvency case or proceeding or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, reorganization, insolvency or other debtor relief proceeding.


                                ARTICLE XVIII

                   FEES AND EXPENSES; INDEMNITY; INSURANCE

      18.1 If Tenant shall default in the performance of any of its obligations under this Lease, Landlord, at any time thereafter and upon fifteen (15) days' prior written notice, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving such default or rights or remedies of Landlord on account of such default. Except as specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within five (5) days after delivery by Landlord to Tenant of bills or statements therefor: (a) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in connection with any remedying by Landlord for Tenant's account pursuant to the immediately preceding sentence; (b) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 18.2 hereof; (c) sums equal to all expenditures made and monetary obligations incurred by Landlord, including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in collecting or attempting to collect any Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law. Tenant's obligations under this
Section 18.1 shall survive the expiration or other termination of this Lease.

      18.2 Tenant agrees to indemnify Landlord against and save Landlord harmless from any and all loss, cost, liability, damage and expense including, without limitation, penalties, fines and reasonable counsel fees and disbursements, incurred in connection with (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease, or (b) any acts, omissions or negligence of Tenant. Tenant's obligations under this Section 18.2 shall survive the expiration or other termination of this Lease.

      18.3 Tenant shall procure at its cost and expense and keep in effect during the Term (a) comprehensive general liability insurance, including without limitation contractual liability and specific coverage of risks arising out of any activities of Tenant pursuant to Article VII hereof, with a minimum combined single limit of liability of One Million Dollars ($1,000,000.00), which limit of liability may be increased from time to time by mutual agreement of the parties hereto. And which insurance shall specifically include all liability assumed hereunder by Tenant (provided that the amount of such insurance shall not be construed to limit the liability of Tenant hereunder), and (b) insurance against damage or destruction by fire, lightning and other risks from time to time included under generally available extended coverage endorsements in an amount adequate to cover the cost of replacement of all Tenant's Property within the Premises. Such insurance shall name Landlord as an additional insured, shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. Tenant shall deliver policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of a statement therefor. Tenant's compliance with the provisions of this Section 18.3 shall in no way limit Tenant's liability under any of the other provisions of this Article XVIII.


                                 ARTICLE XIX

                              ACCESS TO PREMISES

      Landlord reserves and at all times during the Term and shall have the right to enter the Premises at all reasonable times to inspect same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees and tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building, as provided in Articles VI, VIII, XIII, and XV hereof. Landlord may for any of the above purposes erect, use and main- tain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that the principal entrance to the Premises shall not be blocked thereby for any unreasonable period of time, and further provided that the business of Tenant shall not be interfered with unreasonably. Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall have the right to enter and inspect any special security areas referred to in the immediately preceding sentence upon notice to Tenant, provided that Tenant may require Landlord to be accompanied by a representative of Tenant during such inspection. Tenant shall be liable to Landlord for all of Landlord's damages, including consequential damages, to the extent Landlord is unable to protect all or any part of the Real Property during an emergency because of Landlord's lack of access to a special security area.


                                  ARTICLE XX

                                   NOTICES

      Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail or delivered personally, (a) if to Tenant (i) at Tenant's address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, or (ii) at the Premises if sent subsequent to Tenant's taking possession of the Premises, or
(iii) at any place where Tenant or any agent, officer, partner or employee of Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, or (b) if to Landlord, at Landlord's address set forth in the Basic Lease Information, or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this
Article XX. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given upon the earlier of receipt or three (3) days after the date when it shall have been mailed as provided in this Article XX if sent by certified mail, or upon the date personal delivery is made, provided, however, that any refusal to accept personal delivery or delivery by mail shall be deemed to constitute receipt thereof. If Tenant is notified of the identity and address of any ground or underlying lessors of the Real Property or any part thereof, or any mortgagees or deed of trust beneficiaries of Landlord, Tenant shall give to the ground or underlying lessors, or such mortgagees or beneficiaries, as applicable, notice of any default by Landlord under the terms of this Lease, which notice shall be in writing sent by certified mail, and the ground or underlying lessors, or such mortgagees or beneficiaries, as applicable, shall be given a reasonable opportunity, but shall have no obligation, to cure such default prior to Tenant exercising any remedy available to it.


                                 ARTICLE XXI

                                   WAIVERS

      21.1 The failure by either party to insist upon the strict performance of any obligation of the other party under this Lease, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the aggregate of all Rent then due under this Lease shall be deemed to be other than on account of the first items of such Rent then accruing or becoming due, unless Landlord elects otherwise; and no endorsement or statement on any check and no letter or other writing accompanying any check or other payment of Rent in any such lesser amount and no acceptance of any such check or other such payment by Landlord shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other legal remedy.

      21.2 Neither this Lease nor any term or provisions hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought, and subject in any event to the provisions of Section
11.1. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. The consent of Landlord given in any instance under the terms of this Lease shall not relieve Tenant of any obligation to secure the consent of Landlord in any other or future instance under the terms of this Lease.


                                 ARTICLE XXII

                            TENANT'S CERTIFICATES

      Tenant, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser or any then current or prospective ground or underlying lessor or mortgagee of any part of the Real Property, a certificate stating: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement and Expiration Dates of this Lease, (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications), (d) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same), (e) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying same), (f) the dates, if any, to which the Rent has been paid, and (g) any other information, including, without limitation, financial information, that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this
Article XXII may be relied upon by Landlord and any prospective purchaser or any then current or prospective ground or underlying lessor or mortgagee of all or any part of the Real Property.


                                ARTICLE XXIII

                            RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit D and all modifications thereof and additions thereto from time to time as mutually agreed to by the parties hereto (the "Rules and Regulations"). Landlord shall have no duty to enforce the Rules and Regulations against, nor shall Landlord be responsible for the nonperformance of the Rules and Regulations by, any other tenant or occupant of the Building. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and the terms, covenants, agreements and conditions of the Rules and Regulations, this Lease shall control.

                                 ARTICLE XXIV

                      TAX ON TENANT'S PERSONAL PROPERTY

      At least ten (10) days prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant's Property and shall deliver satisfactory evidence of such payment to Landlord. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's Property or upon any Non-Building Standard Work, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment, as determined from time to time by Landlord.


                                 ARTICLE XXV

                      AUTHORITY; APPOINTMENT OF LANDLORD

      25.1 If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in Utah, that Tenant has full right and authority to enter into and perform this Lease, and that each and all of the persons signing on behalf of Tenant are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

     25.2 Any appointment of Landlord as attorney-in-fact for Tenant provided for in this Lease shall be deemed to be an appointment coupled with an interest of Landlord as the true and lawful attorney-in-fact for Tenant for the purposes provided for herein, with power of substitution, and shall be irrevocable during the Term of this Lease.


                                 ARTICLE XXVI

                               SECURITY DEPOSIT

      By execution of this Lease, Landlord acknowledges receipt of Tenant's security deposit in the amount specified in the Basic Lease Information for the faithful performance of all terms, covenants and conditions of this Lease. Tenant agrees that Landlord may, without waiving any of Landlord's other rights and remedies under this Lease upon the occurrence of any of the events of default described in this Lease, apply the security deposit in whole or in part to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants or conditions contained herein, to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any default by Tenant. If Tenant has kept and performed all terms, covenants and conditions of this Lease during the Term, Landlord will within thirty (30) days following the termination hereof return said sum to Tenant or the last permitted assignee of Tenant's interest hereunder as of the expiration of the Term. Should Landlord use any portion of the security deposit to cure any default by Tenant hereunder, Tenant shall forthwith replenish the security deposit to the original amount upon demand. Landlord shall not be deemed to hold the security deposit in trust and shall not be required to keep the security deposit separate from its general funds. Tenant shall not be entitled to any interest or other return on such deposit.


                                ARTICLE XXVII

                            RESOLUTION OF DISPUTES

      Any dispute, controversy, or claim arising under this Lease shall be submitted to a court of competent jurisdiction for a decision. Venue for any lawsuit to determine either party's rights, duties, and obligations under this Lease shall be Fourth Judicial District Court, Utah County, State of Utah.


                                ARTICLE XXVIII

                                MISCELLANEOUS

       28.1 The words "Landlord" and "Tenant" as used herein shall include the permitted successors and assigns of each. The plural number shall include the singular, and vice-versa. Words used in the neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease. As used herein, the term "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

      28.2 The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their respective personal representatives and successors and assigns; provided, however, upon the sale, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Building as owner or ground lessee, including any transfer by operation of law, the Landlord (or subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee or other transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities, and Landlord shall also be relieved of all responsibility or liability for any security deposit of Tenant held by Landlord upon the transfer thereof to any grantee, assignee or transferee in connection with such sale, assignment or transfer. A lease of the entire Building to a person other than for occupancy thereof shall be deemed a transfer within the meaning of this Section 28.2.

      28.3 If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

      28.4 This Lease shall be construed and enforced in accordance with the laws of the State of Utah.

      28.5 Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Tenant shall not be authorized to record this Lease or any memorandum thereof without Landlord's prior written consent.

      28.6 This instrument, including the Exhibits hereto, which are hereby made a part of this Lease, contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Real Property or this Lease except as may be expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

      28.7 The review, approval, inspection or examination by Landlord of any plans, specifications or any other item to be reviewed, approved inspected or examined by Landlord under the terms of this Lease (including any of the Exhibits attached hereto) shall not constitute the assumption of any responsibility for or any representation by Landlord as to the accuracy or sufficiency of such plans, specifications or other item, or the quality or suitability of such plans, specifications or other item for its or their intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Building and under this Lease, and neither Tenant nor any person or entity claiming through or under Tenant nor any third party, including, without limitation, the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder or claim against Landlord on account of any such review, approval, inspection or examination by Landlord.

      28.8 In the event that either Landlord or Tenant fails to perform any of its obligations under this Lease or in the event a dispute arises concerning the meaning or interpretation of any provisions of this Lease, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable counsel fees.

      28.9 Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in the condition in which they are required to be kept as provided in Article VIII hereof, ordinary wear and tear and the provisions of Article XIII excepted.

      28.10 Upon Tenant paying the Rent and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Lease and to any mortgages and deeds of trust, and any other ground or underlying leases referred to in Article XI hereof.

      28.11 Tenant covenants and agrees that no reasonable diminution of light, air or view by any structure that may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction or abatement of Rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

      28.12 Any holding over without Landlord's express written consent shall constitute a continuing default by Tenant and entitle Landlord to exercise any or all of its remedies as provided in Article XVI hereof, notwithstanding that Landlord may elect to accept one or more payments of Rent from Tenant.

      28.13 In the event of any default by Landlord hereunder, Tenant shall look only to Landlord's interest in the Land and Building for the satisfaction of Tenant's remedies; and no other property or assets of Landlord or any partner, member, officer or director thereof, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease.

      28.14 Whenever the consent or approval of the Landlord is required pursuant to any provision of this Lease or any Exhibit hereto, such consent or approval shall not be unreasonably withheld by Landlord, unless the particular provision expressly states that such consent or approval may be given or withheld in the sole and/or absolute discretion of Landlord. Notwithstanding the foregoing, (i) it shall be reasonable for Landlord to withhold its consent if any ground or underlying lessor of the Land, or any mortgagee or deed of trust beneficiary holding any lien on any part of the Real Property, shall be required, and such party shall not have given its consent, and (ii) if the consent or approval of Landlord is called for at a time when an event of default has occurred under this Lease and is continuing, Landlord shall have no obligation to act on the matter in question until such event of default has been remedied.

      28.15 Each party hereto represents to the other that it has dealt with no broker in connection with the execution and delivery of this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all losses, costs, damages, liabilities and expenses (including without limitation court costs and reasonable counsel fees) resulting from a breach by the indemnifying party of the foregoing representation.

      28.16 All rights and remedies of either party set forth herein shall be cumulative, unless specifically provided to the contrary herein. All provisions of this Lease requiring one party to indemnify the other with respect to any matter, occurrence, condition, event, claim or liability shall survive the expiration or other termination of this Lease.

      28.17 Time is of the essence with respect to the performance of the obligations of the parties hereto as set forth in this Lease and all Exhibits hereto.


      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.


                         LANDLORD:

                                   COURTYARD OFFICE GROUP, L.C.
                                   A Utah Limited Liability Company

                                    /s/ Douglas A Nielson
                               By: ____________________________________
                                        Douglas A. Nielson, Member

                         TENANT:

                                   CALI, INC.
                                   A Utah Corporation


                                   /s/ Timothy D. Otto
                              By:  __________________________________
                                       Timothy D. Otto, President


                                      /s/ Heather Martin
                              Attest:_________________________________

                                  GUARANTEE

     The undersigned Guarantors on behalf of themselves, their successors, and assigns, Guarantee, to Landlord, and its successors and assigns, complete performance of the foregoing Lease and all its provisions, and the provisions of all documents attached and incorporated by reference, for the term of the Lease or any extensions or renewals of such. Guarantors waive any right or necessity for any notice of default under the Lease as any condition for enforcement of the Guarantee. Guarantors agree that no assertion by Landlord of any other forms of remedy or relief available to it under this Lease or the law generally will diminish or otherwise interfere with a separate and independent claim made against this Guarantee. Guarantors waive any defense under this Guarantee stemming from any circumstances whatsoever outside the course of this Lease and resulting in the termination of Tenant's liability, such as, but not limited to, modification, release, or discharge occurring through any bankruptcy or collateral proceedings, disability of Tenant, or transfer of the Lease, provided, however, this waiver shall not waive Guarantor's right to assert defenses available to Tenant under the terms of the Lease.

     Landlord agrees to rely on the fact and security of this Guarantee as a substantial inducement to the execution of the foregoing Lease.

     IN WITNESS WHEREOF, Guarantors have executed this Guarantee this 8th day of November, 1999.

                               GUARANTORS

                               /s/ Frank Otto
                               --------------------------------
                               Frank R. Otto



                               /s/ Timothy Otto
                               --------------------------------
                               Timothy D. Otto



                               /s/ Kimber Jensen
                               ---------------------------------
                               Kimber B. Jensen

                                    EXHIBIT A

                                LEGAL DESCRIPTION



All of Units H, Building V, Phase III, Courtyard at Jamestown Condominiums, according to the official plat thereof on file with the County Recorder, Utah County, State of Utah.

                                  EXHIBIT B

                           Floor plan appears here

                                   EXHIBIT C

                                 WORK LETTER


    The purpose of this Work Letter is to delineate the responsibilities of Landlord and Tenant with respect to the construction of the Building and the design and construction of the Premises. This Work Letter is a part of the Lease, and shall be subject to all of the terms and conditions of the Lease.


                                  ARTICLE I

                      CONSTRUCTION OF BASE BUILDING WORK

    Subject to the provisions of Article VII below, Landlord shall construct the Building in which the Premises are located, consisting of (a) the Building shell, (b) the core area, including the Building Systems (as defined in Section 6.2 of the Lease) therein, and (c) heating and air conditioning duct mains (collectively referred to as "Base Building Work"). The Base Building Work shall be constructed in substantial conformance with the plans and specifications which are attached hereto and incorporated herein by this reference, said plans and specifications to be signed and dated by the parties hereto. The Base Building Work shall also be constructed in substantial conformance with the renderings which have been shown to Tenant.


                                  ARTICLE II

                       TENANT'S PLANS AND SPECIFICATION

    2.1 On or before the date set forth in the Basic Lease Information for the delivery of Tenant's Preliminary Drawings, Tenant shall submit to Landlord an outline of the Premises indicating any particular structural requirements of the floor slab of any floor of the Premises required by Tenant. On or before the date set forth in the Basic Lease Information for the delivery of Tenant's Preliminary Drawings, Tenant shall submit to Landlord a general space plan showing Tenant's proposed layout for the Premises for review and comment by Landlord and Landlord's architect, which Preliminary Drawings shall be consistent with Tenant's previously submitted Outline Plans. Thereafter, on or before the date set forth on the Basic Lease Information for the delivery of Tenant's Final Construction Drawings, Tenant shall submit to Landlord complete plans and specifications for the layout, improvement and finish of the Premises consistent with the design and construction of the Base Building Work and all Building Systems, including mechanical and electrical drawings and decorating plans, showing the location of partitions, reflected ceiling plans including light fixtures, electrical outlets, telephone outlets, doors, wall finishes, floor coverings, other Building Standard Work (as defined in Article III below) and all Non-Building Standard Work (as defined in Section
2.3 below) required by Tenant (collectively "Tenant's Final Construction Drawings"). Tenant's Final Construction Drawings shall be prepared by a licensed architect approved by Landlord (which architect must retain Landlord's Building engineer in connection with the preparation of Tenant's Final Construction Drawings), shall be in a form sufficient to secure the approval of government authorities with jurisdiction over the approval thereof, and shall be otherwise satisfactory to Landlord. Tenant's Plans, Preliminary Drawings and Final Construction Drawings shall be prepared at Tenant's sole cost and expense. Landlord shall reimburse Tenant for actual architectural expenses in an amount not to exceed $3,000.00.

    2.2 Tenant's Final Construction Drawings shall be consistent with layouts and materials customarily used in first-class office space and shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Without limiting the generality of Landlord's right to reasonably disapprove Tenant's Final Construction Drawings, it shall be deemed reasonable for Landlord to withhold its approval of Tenant's Final Construction drawings if Tenant's Final Construction Drawings (a) require any materials, services or installations that might delay or interfere with construction or completion of the Premises or the Base Building Work, (b) would have an adverse or unusual effect on any of the Building Systems, or (c) fail to comply with or conform to the plans of the Building filed with the City of Provo and all laws, codes, rules and regulations applicable thereto. If Landlord disapproves Tenant's Final Construction Drawings, or any portion thereof, Landlord shall promptly notify Tenant thereof and of the revisions that Landlord reasonably requires in order to obtain Landlord's approval. As promptly as reasonably possible thereafter, but in no event later than ten (10) days after Landlord's notice, Tenant shall submit to Landlord plans and specifications incorporating the revisions required by Landlord. Said revisions shall be subject to Landlord's approval, which shall not be unreasonably withheld. The final plans and specifications approved by Landlord shall be referred to as the "Final Plans."

    2.3 Tenant may require work that is different from or in addition to Building Standard Work, subject to the reasonable approval of Landlord as set forth in Section 2.2 above (the "Non-Building Standard Work"). Any modification or alteration of the air conditioning system whatsoever and any other structural, mechanical, engineering or design changes to the Base Building Work or the Building Standard Work requested by Tenant shall be Non-Building Standard Work. Substitutions of materials in place of Building Standard Work materials and quantities of Building Standard Work materials in excess of Building Standard Work Quantities shall also be deemed Non-Building Standard Work. No credit will be given to Tenant for any such substitutions of materials, and the full cost of any different materials selected by Tenant to be used in place of the Building Standard materials shall be part of the cost of Non-Building Standard Work for which Tenant is responsible under
Section 4.1 below.

    2.4 All interior decorating services such as the selection of wall paint colors and/or wall coverings, fixtures, carpeting and any or all other decorator selection work required by Tenant shall be provided by Tenant at Tenant's expense and shall be subject to the reasonable approval of Landlord.


                                 ARTICLE III

                            BUILDING STANDARD WORK

    3.1 Except to the extent affected by any election by Tenant made pursuant to Section 2.3 above, Landlord shall, at Landlord's expense, furnish and install all of the following items, limited to the quantities specified, as selected and specified by Landlord (the "Building Standard Work"). Landlord and Tenant agree that the usable area of the Premises as referred to below is based upon the rentable area of the Premises exclusive of the Building's core area, mechanical, equipment and storage rooms, and corridors, and is not necessarily equal to the square footage specified in the Basic Lease Information. Should Tenant's usage of the Premises not require the quantities of certain items as set forth below, Tenant shall not have the option of increasing the quantities of other items.

        (a) Partitions. One (1) linear foot of standard interior partition for each twenty-eight (28) square feet of usable area of the Premises. All such partitions will be floor-to-ceiling partitions with one layer of 5/8" gypsum board each side on 2" x 4" wood studs set 24" on center. Existing interior partitions, bearing walls, and plumbing walls are treated as interior partitions for purposes of this Article.

        (b) Doors and Hardware. One (1) full height interior door with frame for each five hundred sixty-five (565) square feet of usable area of the Premises. Such doors will be 7'0" high, solid core, faced with stain grade veneer, and set in a full height, stain grade, wood door frame. Hardware will consist of a handle latch set (Cal-Royal), three (3) pair of hinges, and one
(1) stop per door.

        (c) Ceiling. 5/8" Type "Expo" Gypsum Board over resilient furring channels set 24" on center covered with one coat of sealer and two coats of eggshell enamel, or 2' x 4' drop grid acoustical tile.

        (d) Lighting. One (1) 1'-0" x 4'-0", four (4) surface mount lamp fluorescent lighting fixture for each one hundred (100) square feet of usable area of the Premises.

        (e) Electrical Outlets. One (1) duplex 110 volt electric convenience wall outlet installed at a standard height, for each one hundred twenty (120) square feet of usable area of the Premises.

        (f) Wall Finishes. All partitions furnished and installed as Building Standard Work will be painted over "orange peel" texture with two (2) coats of semi-gloss latex in one color to be approved by Landlord.

        (g) Base. All partitions furnished and installed as Building Standard Work will receive a 5" solid stain grade, wood base.

        (h) Switching. One (1) single pole light switch, with plastic coverplate, mounted at standard height as required on preliminary plans.

        (i) Floor Coverings. All carpeted areas within the Premises will receive equal to Dimension "Aiken Thirty" cut pile (1/10 gauge, 30 oz.) carpet in colors selected from Building Standard color range. Areas not carpeted within the Premises will receive 3/32" thick vinyl tile in colors selected from Building Standard color range.

        (j)  Communication Boxes.  Fifteen (15).

                                  ARTICLE IV

                          NON-BUILDING STANDARD WORK

    Tenant agrees, at Tenant's expense, to pay for all Non-Building Standard Work required by the Final Plans. After Landlord's approval of Tenant's Final Construction Drawings and prior to the commencement of any Building Standard Work or Non-Building Standard Work (collectively "Landlord's Work"), Landlord shall submit to Tenant a written estimate of the cost of all Non-Building Standard Work. Tenant shall approve the estimate within seven (7) business days of its receipt by Tenant. Tenant shall pay Landlord for all such Non-Building Standard Work prior to the commencement of the same, but in any event, within fifteen (15) business days of Tenant's receipt of the written estimate of the cost thereof. If Tenant fails to so approve or disapprove the estimate, Landlord shall be under no obligation to perform any of the Landlord's Work, including Building Standard Work; provided, however, Landlord shall have the option to commence and complete the Building Standard Work not affected by such Non-Building Standard Work. Tenant shall also be responsible for the design, function and maintenance of all Non-Building Standard Work.


                                  ARTICLE V

                      CHANGES, ADDITIONS OR ALTERATIONS

    Tenant shall have the right from time to time to request changes, additions or alterations in the Final Plans, which shall be subject to Landlord's reasonable approval. If Landlord approves any such request, Landlord shall prepare plans and specifications with respect to such change, addition, or alteration and Tenant shall reimburse Landlord, within five (5) days after receipt of Landlord's bill therefor, for the cost of such additional plans and specifications. As soon as practical after the completion of such plans and specifications, Landlord shall notify Tenant of the cost that will be chargeable to Tenant by reason of such change, addition or alteration. Within five (5) days of notice of such cost, Tenant shall notify Landlord in writing whether Tenant approves such change, alteration or addition. If Tenant approves such change, alteration or addition, Tenant shall secure and pay for any governmental approvals required therefor. If Tenant does not approve such change, alteration or addition within such five
(5) day period, construction of the Premises shall proceed as provided in
Article VII below in accordance with the Final Plans as most recently approved by Landlord.


                                  ARTICLE VI

                                    DELAY

    Tenant shall be responsible for, and pay any and all costs and expenses incurred by Landlord in connection with any delay (each a "Tenant Delay") in the commencement or completion of Landlord's Work and any increase in the cost of Building Standard Work, caused by (a) Tenant's failure to prepare and submit Tenant's Outline Plans, Tenant's Preliminary Drawings or Tenant's Final Construction Drawings, revisions thereto required by Landlord under Section
2.2 and other plans and specifications, within the time periods required herein, (b) Tenant's failure to approve Landlord's cost estimates within the time periods required herein, (c) Tenant's failure to secure, pay for and deliver to Landlord all governmental approvals required for the construction of Landlord's Work in the Premises in advance of the time required herein, (d) Tenant's requirement of Non-Building Standard Work, including without limitation, delay in the receipt of any Non-Building Standard materials or supplies, (e) the postponement of any Building Standard Work as reasonably required by Landlord to perform Non-Building Standard Work in advance of the Building Standard Work, (f) any changes, additions or alterations in Landlord's Work described in the Final Plans that were requested by Tenant,
(g) the failure of Tenant to make any payments required of it hereunder by the due date therefor, (h) any entry by Tenant or Tenant's Contractors onto the Premises pursuant to Section 7.2 of this Work Letter, or any work conducted or to be conducted pursuant to any such entry, or any delay caused thereby, and
(i) any other delay caused by any act or omission by Tenant, or any contractor, agent, servant, or employee of Tenant. Under no circumstances shall Landlord be charged with any delay whatsoever as a result of Non-Building Standard Work unless such delay is a result of the acts or failure to act on the part of Landlord or its contractors, agents or employees. No delay in the completion of Landlord's Work caused by any Tenant Delay shall be considered in the determination of the Commencement Date of the Lease, and Landlord's Work shall be considered to be substantially completed for purposes of the determination of the Commencement Date on the date Landlord's Work would have been completed but for such Tenant Delay.

                                 ARTICLE VII

                                 CONSTRUCTION

    7.1 Following Landlord's approval of the Final Plans and Tenant's approval of the cost estimate of all Non-Building Standard Work, Tenant shall file the Final Plans with the appropriate departments of all governmental authorities with jurisdiction over the approval thereof together with such additional information and materials as may be required by such governmental authorities for the approval of the Final Plans. Tenant shall be responsible for securing all such required approvals and paying all building permit and plan check fees therefor in advance of the time when, in Landlord's discretion, the Building has reached the stage of construction where it is appropriate to commence Landlord's Work. At such time as Landlord shall determine that the Building has reached the stage of construction where it is appropriate to commence Landlord's Work and so long as prior to such time Tenant has delivered to Landlord all necessary governmental approvals for the construction thereof, validly issued, fully paid for and then in effect, a contractor or contractors selected by Landlord shall commence and diligently proceed with the construction of all such Landlord's Work (except, however, for such portion thereof as may be performed by any contractor selected by Tenant and approved by Landlord as provided for in Section 7.2 below). Landlord's obligation to construct the Building and to perform Landlord's Work shall be subject to unavoidable delays due to acts of God and Tenant Delay.
It is understood and agreed by Tenant that any minor changes or deviations from the Base Building Work or the Final Plans that may be necessary during construction of the Building (including the common areas) and of the Premises shall not affect or change the Lease or invalidate the same, or give rise to any claim by Tenant for any loss, damage, or delay.

    7.2 Landlord shall permit Tenant and its agents to enter upon the Premises prior to the Commencement Date in order that Tenant may perform through its own contractors, which contractors shall be subject to Landlord's prior written approval, such Non-Building Standard Work in the Premises as Tenant may desire at the same time that Landlord's contractors are working in the Premises; provided that (a) the performance of any such work by Tenant's contractors shall not delay or hamper Landlord's contractor in the construction of the Building, the Building Standard Work in the Premises, any Non-Building Standard Work therein to be constructed by Landlord's contractor, or any work to be performed by Landlord's contractor for any other tenant of the Building, (b) Tenant's contractor shall work in harmony and shall not interfere with Landlord's contractor or any subcontractor, or any other tenants of the Building or such tenants' contractors, (c) the performance of such work by Tenant's contractors shall conform with Landlord's contractor's schedule of completion of the Premises and shall not cause Landlord's contractor to be dependent upon the completion of such work in order for Landlord's contractor to complete its work, and (d) Tenant's contractors shall be subject to the administrative supervision and job-site rules of Landlord's contractor. Any such entry shall be deemed to be under all the terms, covenants, provisions and conditions of the Lease, except as to the covenant to pay Rent (which covenant shall become effective as of the Commencement Date as provided for in Section 2.1 of the Lease), Landlord may at any time deny access to the Premises to Tenant or any of its contractors if Landlord shall, in its sole and absolute discretion, determine that the performance or manner of performance of any Non-Building Standard Work to be completed by Tenant's contractors interferes with, delays, hampers or prevents Landlord's contractor from proceeding with completion of its work in the Building, the Premises, or the premises of any other tenant, at the earliest possible time. Tenant shall maintain, or cause Tenant's contractors to maintain, at all times during any period of such entry upon the Premises, applicable Worker's Compensation and public liability insurance and property damage insurance, all in appropriate amounts and with companies and on forms satisfactory to Landlord, and certificates of such insursance shall be delivered to Landlord prior to any such entry by Tenant or Tenant's contractors. If applicable, such insurance shall name Landlord and Landlord's contractor as additional insureds, and shall be primary insurance as to Landlord and not contributing with any other insurance Landlord may carry. Landlord shall not be liable in any way for any injury, loss or damage that may occur to any supplies or equipment of, or any decorations or installations made by Tenant or Tenant's contractors, the same being at the sole risk of Tenant and Tenant's contractors.


                                 ARTICLE VIII

                              LANDLORD REMEDIES

    Tenant agrees that if it fails to make any payments for which it is obligated under the provisions of this Work Letter or otherwise defaults in its obligations hereunder, Landlord shall have the right, in addition to all other rights and remedies available under the Lease, and after fifteen (15) days' written notice, to terminate the Lease and retain for its own use without payment therefor any improvements and materials which have been commenced or completed within the Premises, which cannot be removed by Tenant without causing damage to the Premises.

                                  Exhibit D

                            Rules and Regulations